Filed with the Securities and Exchange Commission on April 29, 2026
1933 Act Registration File No. 333-172080
1940 Act File No. 811-22525
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	645	[	X	]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	646	[	X	]
(Check appropriate box or boxes.)

MANAGED PORTFOLIO SERIES
(Exact Name of Registrant as Specified in Charter)
615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (414) 516-1712

Brian R. Wiedmeyer, President and Principal Executive Officer Managed Portfolio Series 615 East Michigan Street Milwaukee, WI 53202
(Name and Address of Agent for Service)
Copy to:

Christopher D. Menconi Morgan, Lewis & Bockius LLP 1111 Pennsylvania Ave, NW Washington, DC 20004

It is proposed that this filing will become effective (check appropriate box)

[		]	immediately upon filing pursuant to Rule 485(b)
[	X	]	On April 30, 2026 pursuant to Rule 485(b)
[		]	60 days after filing pursuant to Rule(a)(1)
[		]	on (date) pursuant to Rule(a)(1)
[		]	75 days after filing pursuant to Rule(a)(2)
[		]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[	]	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.
Explanatory Note: This Post-Effective Amendment No. 645 to the Registration Statement of Managed Portfolio Series (the “Trust”) is being filed for the purpose of updating financial information and to make other permissible changes under Rule 485(b).

Ticker Symbol

Kensington Managed Income Fund	Class A Shares (KAMAX) Institutional Class Shares (KAMIX) Class C Shares (KAMCX)

Kensington Dynamic Allocation Fund	Class A Shares (KAGAX) Institutional Class Shares (KAGIX) Class C Shares (KAGCX)

Kensington Active Advantage Fund	Institutional Class Shares (KADIX)

Kensington Defender Fund	Institutional Class Shares (DFNDX)

PROSPECTUS
April 30, 2026

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus applies to the Institutional Class Shares of the Kensington Defender Fund (the “Fund”). The Fund also offers Class R Shares which are currently offered in a separate prospectus.

FUND SUMMARIES

KENSINGTON MANAGED INCOME FUND
Investment Objective: The Kensington Managed Income Fund (the “Fund”) seeks total return which consists of income and capital appreciation.
Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. Sales load waivers may vary by financial intermediary. For more information on specific financial intermediary sales loads and waivers, see Appendix A to the statutory prospectus. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 40 in this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load)(1) (as a % of original purchase price)	None	None	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Institutional Class	Class C
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	1.00%
Other Expenses	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses(2)	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses	1.89%	1.64%	2.64%
(1)The Fund’s distributor may advance to, or reimburse, the Fund 1.00% of the purchase price in connection with 12b-1 fees advanced to authorized broker-dealers on purchases of Class C shares. However, when the distributor makes such a payment, the respective Class C shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) payable to the distributor on shares redeemed prior to the first 12 months after their purchase. Shareholders will be notified at the time of purchase if the shares purchased are subject to this CDSC.
(2)Acquired Fund Fees and Expenses (“AFFE”) are indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the expense limitation in the first year only. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$658	$1,041	$1,448	$2,581
Institutional	$167	$517	$892	$1,944
C	$367	$820	$1,400	$2,973
You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
C	$267	$820	$1,400	$2,973

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 129% of its average portfolio value.
Principal Investment Strategies
The Fund is designed to provide the potential to generate stable, above average fixed-income returns, with a reduced risk of drawdown (i.e., the risk of a decline in investment value during a decline in the U.S. equity markets). Kensington Asset Management, LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing the Fund’s assets to gain exposure to (i) higher-yielding, fixed income securities, or to (ii) cash, cash equivalents, and U.S. Treasury securities. The portfolio managers use a proprietary “Managed Income Model” that looks at trends and patterns in the high-yield, equity and broader fixed income markets. The Managed Income Model uses daily inputs related to the prices of certain U.S. high-yield and long-term Treasury bond funds, U.S. equity market indices, and the number of NYSE-listed companies whose prices have increased and decreased each day to evaluate whether market conditions favor a “Risk-On” portfolio exposed to predominantly higher-yielding securities or a “Risk-Off” portfolio exposed to cash, cash equivalents, or U.S. Treasury securities. Specifically, the model uses the following inputs:
•Returns of certain U.S. high-yield bond funds
•Returns of long-term U.S. Treasury bonds
•The level of the NASDAQ Composite Index, a market capitalization weighted index of approximately 3,000 common equities listed on the NASDAQ stock exchange
•The level of the Value Line Geometric Composite Index, an index of approximately 1,700 companies representing approximately 90% of the market capitalization of all U.S.-listed stocks with returns weighted to account for compounding of returns of time; and
•The daily number of NYSE-listed companies with prices increasing or decreasing (the Advance/Decline Line).
The Managed Income Model looks for trends developing over multiple time periods (e.g., weeks, months, years) to signal a change from Risk-On to Risk-Off or vice versa, and the Adviser will generally turn over approximately 100% of the portfolio’s exposures when the Managed Income Model signals a change. Depending on market conditions, such turnover from Risk-On to Risk-Off or vice versa may take up to several weeks, and the Fund may have significant portfolio turnover from year to year. The Adviser generally expects such changes to occur infrequently (e.g., fewer than five times annually) based on historic trends in the high-yield fixed income market. Generally, when the Adviser believes high-yield market conditions are favorable, the Fund seeks exposure to longer maturity and lower quality high-yield securities. When the Adviser believes high-yield market conditions are somewhat less favorable (but still “Risk-On”), the Fund may diversify its holdings by seeking exposure to shorter maturity and better quality fixed income securities.
In its Risk-On position, the Fund will gain exposure to fixed-income securities primarily by investing in one or more of the following investment types (1) other mutual funds and exchange-traded funds (“ETFs”) (collectively, “underlying funds”) that invest in higher-yielding, income-producing securities, (2) individual bonds, including high-yield bonds, (3) credit default swaps and credit default index swaps, and options on such instruments, and/or (4) index futures and bond futures. The types of investments used to gain the Fund’s exposures to fixed-income securities (i.e., other mutual funds and ETFs, individual bonds, derivatives, etc.), and the allocation to each, is determined by several factors related to each investment type when the investment is made, including but not limited to, capacity constraints, the expected duration of the trade, fees or commissions, and the quality of beta (i.e., sensitivity to the securities markets) offered by the investment type. The use of derivative instruments is just one option that the Fund may use and such use is determined in the same manner as the other investments.
The fixed-income securities to which the Fund may have exposure, either directly or indirectly, include bills, notes, bonds, debentures, bank loans, loan participations, syndicated loan assignments and other evidence of indebtedness and are not restricted as to issuer credit quality, country, capitalization, security maturity, currency, or leverage. The specific fixed-income securities in which the Fund invests or has exposure to is determined by the Adviser’s systematic investment approach, which takes into account several key elements, including but not limited to, the evaluation of relative value and trends across the spectrum of fixed-income opportunities, and the risks related to credit and duration for those opportunities in the current market environment. In its Risk-On position, a majority of the Fund’s portfolio is typically exposed to high-yield securities, which are debt instruments rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the Adviser, or underlying fund’s adviser where applicable, to be of similar credit quality. High-yield securities are also known as “junk bonds.” The Fund may have exposure to junk bonds that are in default, subject to bankruptcy or reorganization. The Fund may also take short positions from time to time to hedge or offset existing long positions.
In its Risk-Off position, the Fund will primarily hold cash or cash equivalents or invest directly or indirectly in underlying funds that invest in U.S. Treasury securities of various maturities. The Fund may also take short positions in the Risk-Off position to offset existing long holdings from when the Fund was in the Risk-On position.
In selecting underlying funds, the Adviser considers the performance, relative fees, management experience, and underlying portfolio composition and strategy of such underlying funds. The Fund is non-diversified, which means it may invest a high percentage of its assets in a limited number of securities. The Fund will typically limit its investment in a single underlying fund to three percent of such underlying fund’s net assets, although the percentage of such underlying fund owned by the Fund may change over time as the value of such investment changes and the Fund’s overall portfolio changes.
The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.
Principal Investment Risks
As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks apply to the Fund directly and indirectly through the Fund’s investment in underlying funds.
•Management Risk: The Adviser’s reliance on its proprietary trend-following model and the Adviser’s judgments about the attractiveness, value, and potential appreciation of particular assets may prove to be incorrect and may not produce the desired results.
•High-Yield Bond Risk: Lower-quality fixed income securities, known as “high-yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. Defaulted securities or those subject to a reorganization proceeding may become worthless and are illiquid.
•Fixed-Income Securities Risks: The Fund may invest in or have exposure to fixed-income securities. Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks. Interest rates may go up resulting in a decrease in the value of fixed-income securities. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time. Changes in market conditions and government policies may lead to periods of heightened volatility and reduced liquidity in the fixed-income securities market, and could result in an increase in redemptions. Interest rate changes and their impact on a fund and its share price can be sudden and unpredictable.
◦Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. In this event a Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.
◦Credit Risk. Fixed-income securities are generally subject to the risk that the issuer may be unable or unwilling to make principal and interest payments when they are due.
◦Interest Rate Risk. In times of rising interest rates, bond prices will decline. Generally, securities with longer maturities and funds with longer weighted average maturities carry greater interest rate risk. The Fund may be exposed to heightened interest rate risk as interest rates rise from historically low levels.
◦Prepayment and Extension Risk. In times of declining interest rates, a fund’s higher yielding securities may be prepaid and such fund may have to replace them with securities having a lower yield. In times of rising interest rates, prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities, which fluctuate more widely in response to changes in interest rates than shorter term securities.
◦Liquidity Risk. There may be no willing buyer of a fund’s portfolio securities and such fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance.

◦Duration Risk. The Fund can invest in securities of any maturity or duration. Duration is a measure of sensitivity of a security’s price to changes in interest rates. For example, a security with a duration of 2.0 would be expected to decrease in price 2% for every 1% rise in interest rates (the inverse is true as well). Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.
•Foreign Investment Risk: Foreign investments may be riskier than U.S. investments for many reasons, such as changes in currency exchange rates and unstable political, social, and economic conditions.
•Loans Risk: The market for loans, including bank loans, loan participations, and syndicated loan assignments may not be highly liquid, and the holder may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, which can be greater than seven days, potentially leading to the sale proceeds of such loans not being available for a substantial period of time after the sale of the bank loans.
•Market Risk: Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect U.S. and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the COVID-19 global pandemic); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.
•Underlying Funds Risk: Investments in underlying funds involve duplication of investment advisory fees and certain other expenses. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy. The manager of an underlying fund may not be successful in implementing its strategy. ETF shares may trade at a market price that may be lower (a discount) or higher (a premium) than the ETF’s net asset value. ETFs are also subject to brokerage and/or other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.
•Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
◦Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
◦Credit Default Swap Agreements Risk: The Fund may enter into credit default index swap agreements or credit default swap agreements as a “buyer” or “seller” of credit protection. Credit default index swap agreements and credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
◦Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

•Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a futures contract. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
•Leverage Risk: As part of the Fund’s principal investment strategy, the Fund may make investments in derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying asset, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
•Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund also invests in underlying funds that are non-diversified. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
•Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s portfolio turnover rate may be significantly above 100% annually.
•Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, the Fund may lose money. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
•U.S. Government Securities Risk: The Fund may invest directly or indirectly in obligations issued by agencies and instrumentalities of the U.S. government. The U.S. government may choose not to provide financial support to U.S. government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Fund might not be able to recover its investment.
•Models and Data Risk: The Fund’s investment exposure is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to securities being included in or excluded from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete. Some of the models used by the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.
Performance: Performance shown below for periods prior to the close of business on June 24, 2022 is for the Kensington Managed Income Fund (the “Managed Income Predecessor Fund”), formerly a series of Advisors Preferred Trust which commenced operations on May 31, 2019. The Fund has adopted the performance of the Managed Income Predecessor Fund as a result of a reorganization in which the Fund acquired all the assets and liabilities of the Managed Income Predecessor Fund (the “Reorganization”). The Reorganization occurred as of the close of business on June 24, 2022. Prior to the Reorganization, the Fund was a “shell” Fund with no assets and had not commenced operations. The Fund’s portfolio management team served as the portfolio management team of the Managed Income Predecessor Fund and has been the Fund’s portfolio management team since inception.
The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Institutional Class shares for each full calendar year since the Fund’s inception. The performance table compares the performance of each of the Fund’s share classes over time to the performance of the Fund’s benchmark index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Class A and Class C shares have similar annual returns to Institutional Class shares because the classes are invested in the same portfolio of securities. However, the returns for Class A and Class C shares are lower than Institutional Class shares because Class A and Class C shares have higher expenses and Class A shares are subject to a load and Class C shares are subject to a deferred sales charge. Shareholder reports containing financial and performance information for the Fund will be made available to shareholders semi-annually. Updated performance information and daily NAV per share is available at no cost by calling toll-free 866-303-8623.

Institutional Class Performance Bar Chart
For Calendar Years Ended December 31

Best Quarter	Q4 2023	5.01%
Worst Quarter	Q2 2022	-4.21%
The Fund’s year-to-date return as of March 31, 2026 was -0.58%.
Performance Table
Average Annual Total Returns
(For periods ended December 31, 2025)

	One Year	Five Years	Since Inception Institutional & Class A (1)	Since Inception Class C (2)
Institutional Class Shares Return before taxes	5.29%	1.68%	2.97%	N/A
Institutional Class Shares Return after taxes on distributions(3)	2.98%	0.11%	1.56%	N/A
Institutional Class Shares Return after taxes on distributions and sale of Fund Shares(3)	3.11%	0.61%	1.68%	N/A
Class A Shares Return before taxes (with load)	0.06%	0.44%	1.95%	N/A
Class C Shares Return before taxes	3.24%	0.67%	N/A	1.77%
Bloomberg US Aggregate Bond Index(4) (reflects no deduction for fees, expenses, or taxes)	7.30%	-0.36%	1.49%	0.80%
Morningstar U.S. Core Bond Total Return Index(5) (reflects no deduction for fees, expenses, or taxes)	7.12%	-0.43%	1.44%	0.75%
(1)The inception date of investment operations for the Fund’s Institutional and Class A Shares is May 28, 2019.
(2)The inception date of investment operations for the Fund’s Class C Shares is August 27, 2019.
(3)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures when a capital loss occurs upon redemption of Fund shares and provides an assumed tax benefit for the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are only shown for Institutional Class Shares. After tax returns for other classes of shares will vary.
(4)The Bloomberg US Aggregate Bond Index is an unmanaged index comprised of U.S. Investment grade fixed rate bond market securities, including government agency, corporate and mortgage-backed securities. Investors cannot invest directly in an index. It is also known as U.S. Aggregate Bond Index.
(5)The Morningstar U.S. Core Bond Total Return Index measures the performance of the investment-grade fixed-rate U.S. bond market.

Investment Adviser: Kensington Asset Management, LLC
Portfolio Managers:
Bruce P. DeLaurentis
Bruce P. DeLaurentis serves as Portfolio Manager for Kensington Asset Management. He has served the Fund since inception in 2022 and the Managed Income Predecessor Fund from its inception in 2019 until its Reorganization.
Patrick Sommerstad
Patrick Sommerstad serves as Portfolio Manager and Investment Committee Member for Kensington Asset Management. He has served the Fund since inception in 2022.
Jason Sim
Jason Sim serves as Portfolio Manager and Investment Committee Member for Kensington Asset Management. He has served the Fund since inception in 2022.
Jordan Flebotte
Jordan Flebotte serves as Portfolio Manager and Investment Committee Member for Kensington Asset Management. He has served the Fund since inception in 2022.
Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$1,000	$1,000	$250	$100
Institutional	$25,000	$25,000	$250	$100
C	$1,000	$1,000	$250	$100
The Fund or Adviser may waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer. Purchase and redemption requests must be received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) to assure ample time to transmit to the Fund prior to NAV pricing.
Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) Plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

KENSINGTON DYNAMIC ALLOCATION FUND
Investment Objective: Kensington Dynamic Allocation Fund (the “Fund”) seeks capital gains.
Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. Sales load waivers may vary by financial intermediary. For more information on specific financial intermediary sales loads and waivers, see Appendix A to the statutory prospectus. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 40 in this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load)(1) (as a % of original purchase price)	None	None	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Institutional Class	Class C
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	1.00%
Other Expenses	0.09%	0.09%	0.09%
Acquired Fund Fees and Expenses(2)	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	1.68%	1.43%	2.43%
(1)The Fund’s distributor may advance to, or reimburse, the Fund 1.00% of the purchase price in connection with 12b-1 fees advanced to authorized broker-dealers on purchases of Class C shares. However, when the distributor makes such a payment, the respective Class C shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) payable to the distributor on shares redeemed prior to the first 12 months after their purchase. Shareholders will be notified at the time of purchase if the shares purchased are subject to this CDSC.
(2)Acquired Fund Fees and Expenses (“AFFE”) are indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and not the indirect costs of investing in other investment companies.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the expense limitation in the first year only. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$638	$979	$1,344	$2,368
Institutional	$146	$452	$782	$1,713
C	$346	$758	$1,296	$2,766
You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
C	$246	$758	$1,296	$2,766
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 222% of its average portfolio value.

Principal Investment Strategies
The Fund is designed to provide equity-like returns, but with the potential to reduce volatility and drawdown (i.e., the risk of a decline in investment value during a decline in the U.S. equity markets) that comes with passive investment in equities. Kensington Asset Management, LLC (the “Adviser”) seeks to achieve the Fund’s investment objective by investing the Fund’s assets to gain exposure to (i) domestic equity securities or (ii) cash, cash equivalents, and U.S. Treasury securities based on a proprietary “Dynamic Allocation Model” that looks at trends in the U.S. equity market. The Dynamic Allocation Model uses daily price information with respect to multiple broad-based U.S. equity indices (e.g., open, close, high, and low prices) to identify and evaluate market trends and volatility to determine whether market conditions favor a “Risk-On” portfolio exposed to U.S. equity securities or a “Risk-Off” portfolio exposed to cash, cash equivalents, or U.S. Treasury securities. The Dynamic Allocation Model looks for trends developing over multiple time periods (e.g., weeks, months, or years) to signal a change from Risk-On to Risk-Off or vice versa, and the Adviser will generally turn over approximately 100% of the portfolio’s exposures when the Dynamic Allocation Model signals a change. Depending on market conditions, such turnover from Risk-On to Risk-Off or vice versa may take up to several days to a week, and the Fund may have significant portfolio turnover from year to year. The Adviser generally expects such changes to occur approximately eight to twelve times annually based on historic trends in the U.S. equity market.
In its Risk-On position, the Fund will gain exposure to equity securities primarily by investing in one or more of the following investment types (1) exchange-traded funds (“ETFs”) (“underlying funds”) that track the returns of a broad-based U.S. equity market index, (2) individual equity securities, and/or (3) equity index futures. The types of investments used to gain the Fund’s exposures to equity securities (i.e., other mutual funds and ETFs, individual equity securities, futures, etc.), and the allocation to each, is determined by several factors related to each investment type when the investment is made, including but not limited to, capacity constraints, the expected duration of the trade, fees or commissions, and the quality of beta (i.e., sensitivity to the securities markets) offered by the investment type. The use of futures contracts is just one option that the Fund may use and such use is determined in the same manner as the other investments.
The Fund’s equity exposure may include companies of any market capitalization, and equity indices to which the Fund gains exposure may be based on certain factors, such as value- or growth-oriented companies. The specific equity securities in which the Fund invests or has exposure to is determined by the Adviser’s systematic investment approach, which takes into account several key elements, including but not limited to, the evaluation of relative value and prevailing trends between value and growth equities, along with the current and anticipated market environment. The Fund may also take short positions from time to time to hedge or offset existing long positions. In its Risk-Off position, the Fund will primarily hold cash or cash equivalents or invest directly or indirectly in underlying funds that invest in U.S. Treasury securities of various maturities. The Fund may also take short positions in the Risk-Off position to offset existing long holdings from when the Fund was in the Risk-On position.
The Dynamic Allocation Model is built upon a core of trend-following logic that generates signals on a weekly basis. To avoid generating false signals directing a change to or from a Risk-On or Risk-Off state, the model also employs noise-filtering enhancements to dampen the distorting impact of short-term price aberrations that are characteristic of volatile markets. This noise filter operates by causing the model to disregard relatively large short-term changes in inputs that are not indicative of a longer-term trend. For example, the model considers short-term data that is not supported by longer-term trends as indicative of “noise”. The model also seeks to mitigate such noise by being run on a weekly, rather than daily basis. Additionally, the model employs certain counter-trend indicators that seek to identify when the equity market is overbought or oversold independent of whether the model anticipates a favorable or unfavorable equity market. For example, if the model determines that market conditions are favorable for equities, but equities are overbought, the model would signal a “Risk-Off” position. To the contrary, if the model determines that market conditions are not favorable for equities, but equities are oversold, the model would signal a “Risk-On” position.
In selecting underlying funds, the Adviser considers the performance, relative fees, management experience, and underlying portfolio composition and strategy of such underlying funds. The Fund is non-diversified, which means it may invest a high percentage of its assets in a limited number of securities.
The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.
Principal Investment Risks
As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s Net Asset Value and performance. The following risks apply to the Fund directly and indirectly through the Fund’s investment in underlying funds.

•Management Risk: The Adviser’s reliance on its proprietary trend-following model and the Adviser’s judgments about the attractiveness, value, and potential appreciation of particular assets, asset classes and securities may prove to be incorrect and may not produce the desired results.
•Equity Securities Risk: The Fund may invest in or have exposure to equity securities. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.
•Market Risk: Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect U.S. and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the COVID-19 global pandemic); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions, and the market in general, in ways that cannot necessarily be foreseen.
•Underlying Funds Risk: Investments in underlying funds involve duplication of investment advisory fees and certain other expenses. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy. The manager of an underlying fund may not be successful in implementing its strategy. ETF shares may trade at a market price that may be lower (a discount) or higher (a premium) than the ETF’s net asset value. ETFs are also subject to brokerage and/or other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.
•Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
◦Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
•Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a futures contract. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
•Leverage Risk: As part of the Fund’s principal investment strategy, the Fund may make investments in derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying asset, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
•Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund also invests in underlying funds that are non-diversified. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

•Small- and Mid-Capitalization Companies Risk: Investing in or having exposure to the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.
•Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s portfolio turnover rate may be significantly above 100% annually.
•Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, the Fund may lose money. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
•U.S. Government Securities Risk: The Fund may invest directly or indirectly in obligations issued by agencies and instrumentalities of the U.S. government. The U.S. government may choose not to provide financial support to U.S. government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Fund might not be able to recover its investment. Like other fixed income instruments, U.S. government securities are subject to interest rate risk. Typically, a rise in interest rates causes a decline in the value of bonds. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, interest rate risk may be heightened.
•Models and Data Risk: The Fund’s investment exposure is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to securities being included in or excluded from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete. Some of the models used by the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.
Performance: Performance shown below for periods prior to the close of business on June 24, 2022 is for the Kensington Dynamic Growth Fund (the “Dynamic Allocation Predecessor Fund”), formerly a series of Advisors Preferred Trust which commenced operations on October 23, 2020. The Fund has adopted the performance of the Dynamic Allocation Predecessor Fund as a result of a reorganization in which the Fund acquired all the assets and liabilities of the Dynamic Allocation Predecessor Fund (the “Reorganization”). The Reorganization occurred as of the close of business on June 24, 2022. Prior to the Reorganization, the Fund was a “shell” Fund with no assets and had not commenced operations. The Fund’s portfolio management team served as the portfolio management team of the Dynamic Allocation Predecessor Fund and has been the Fund’s portfolio management team since inception.
The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Institutional Class shares for each full calendar year since the Fund’s inception. The performance table compares the performance of each of the Fund’s share classes over time to the performance of the Fund’s benchmark index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Class A and Class C shares have similar annual returns to Institutional Class shares because the classes are invested in the same portfolio of securities; however, the returns for Class A and Class C shares are lower than Institutional Class shares because Class A and Class C shares have higher expenses and Class A shares are subject to a load . Shareholder reports containing financial and performance information for the Fund will be made available to shareholders semi-annually. Updated performance information and daily NAV per share is available at no cost by calling toll-free 866-303-8623.

Institutional Class Performance Bar Chart
For Calendar Year Ended December 31

Best Quarter	Q2 2025	21.48%
Worst Quarter	Q3 2024	-11.13%
The Fund’s year-to-date return as of March 31, 2026 was -1.26%.

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2025)

	One Year	Five Years	Since Inception (October 23, 2020)
Institutional Class Shares Return before taxes	37.59%	12.00%	11.85%
Institutional Class Shares Return after taxes on distributions(1)	33.23%	9.80%	9.71%
Institutional Class Shares Return after taxes on distributions and sale of Fund Shares(1)	22.95%	8.53%	8.45%
Class A Shares Return before taxes (with load)	30.67%	10.65%	10.52%
Class C Shares Return before taxes	35.11%	10.87%	10.75%
S&P 500 Total Return Index(2) (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	15.72%
(1)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are only shown for Institutional Class Shares. After tax returns for other classes of shares will vary.
(2)The S&P 500 Total Return Index is an unmanaged market capitalization‐weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.
Investment Adviser: Kensington Asset Management, LLC
Portfolio Managers:
Bruce P. DeLaurentis
Bruce P. DeLaurentis serves as Portfolio Manager for Kensington Asset Management. He has served the Fund since inception in 2022 and the Dynamic Allocation Predecessor Fund from its inception in 2020 until the Reorganization.

Patrick Sommerstad
Patrick Sommerstad serves as Portfolio Manager and Investment Committee Member for Kensington Asset Management. He has served the Fund since inception in 2022.
Jason Sim
Jason Sim serves as Portfolio Manager and Investment Committee Member for Kensington Asset Management. He has served the Fund since inception in 2022.
Jordan Flebotte
Jordan Flebotte serves as Portfolio Manager and Investment Committee Member for Kensington Asset Management. He has served the Fund since inception in 2022.
Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$1,000	$1,000	$250	$100
Institutional	$25,000	$25,000	$250	$100
C	$1,000	$1,000	$250	$100
The Fund or Adviser may waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer. Purchase and redemption requests must be received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) to assure ample time to transmit to the Fund prior to NAV pricing.
Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) Plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

KENSINGTON ACTIVE ADVANTAGE FUND
Investment Objective: The Kensington Active Advantage Fund (the “Fund”) seeks total return.
Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales load waivers may vary by financial intermediary. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load)(1) (as a % of original purchase price)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.58%
Acquired Fund Fees and Expenses(2)	0.26%
Total Annual Fund Operating Expenses	2.09%
Fee Waiver/Reimbursement or Recoupment(3)	-0.46%
Total Annual Fund Operating Expenses After Fee Waiver/Reimbursement or Recoupment(3)	1.63%
(1)Amount shown includes 0.02% of interest expense
(2)Acquired Fund Fees and Expenses (“AFFE”) are indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights, when issued, because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies.
(3)Kensington Asset Management, LLC (the “Adviser”) has contractually agreed to waive its management fee and pay Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, shareholder servicing plan fees, administrative servicing fees, front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, AFFE, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.35% of the average net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment. The Operating Expense Limitation Agreement is indefinite in term and cannot be terminated through at least April 30, 2027. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the expense limitation in the first year only. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Institutional	$166	$610	$1,082	$2,384
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 168% of its average portfolio value.

Principal Investment Strategies
The Fund is designed to provide the potential to participate in rising markets, but with a reduced risk of drawdown in declining markets (i.e., the risk of a decline in investment value during a decline in the U.S. equity markets). The Adviser seeks to achieve the Fund’s investment objective by utilizing a proprietary trend-following process which seeks to benefit from longer-term trends in equity and fixed income markets. As part of this process, the Fund will gain exposure to these markets when the opportunity is deemed beneficial or invest in cash, cash equivalents, and U.S. Treasury securities when opportunities are deemed unfavorable. The size of the positions taken will relate to various factors, including the Adviser’s systematic assessment of a trend and its likelihood of continuing, as well as the Adviser’s estimate of the market’s risk. The Adviser generally expects that the Fund will have exposure in both equities and fixed income securities, but at any one time the Fund may emphasize one asset class or invest solely in cash, cash equivalents, and U.S. Treasuries when both equity and fixed income markets are deemed to be unfavorable.
The Adviser’s process is primarily centered around trend-following analysis, which evaluates multiple inputs to recognize and measure consistent and repeating behavioral patterns in the financial markets. The Adviser will evaluate daily inputs related to the prices of certain U.S. high-yield and long-term Treasury bond funds, U.S. equity market indices, and the number of NYSE-listed companies whose prices have increased and decreased each day to recommend allocations across asset classes. This process is intended to identify strength or weakness in particular asset classes based upon a convergence of factors which will help inform the Fund’s overall asset allocation. The Fund may have significant portfolio turnover from year to year.
The Adviser generally expects that the Fund’s portfolio will allocate roughly 40–60% of its exposure to equity securities and 40–60% of its exposure to fixed income instruments. Generally, when the Adviser determines that market conditions are favorable, the Adviser will increase exposure in equities and lower quality, higher-yielding fixed income securities. When the Adviser determines that market conditions are less favorable, the Adviser will increase exposure to better-quality fixed income securities and cash equivalents (e.g., money market instruments). As a result, at times the Fund may invest substantially all of its assets in cash, cash equivalents, and U.S. Treasury securities, and at times the Fund may predominantly be exposed to equity securities.
The Fund primarily seeks to achieve its equity exposure by investing in one or more of the following investment types (1) other mutual funds and exchange-traded funds (“ETFs”) (“underlying funds”) that track the returns of a broad-based U.S. equity market index, (2) individual equity securities, and/or (3) equity index futures. The types of investments used to gain the Fund’s exposures to equity securities (i.e., other mutual funds and ETFs, individual equity securities, futures, etc.), and the allocation to each, is determined by several factors related to each investment type when the investment is made, including but not limited to, capacity constraints, the expected duration of the trade, fees or commissions, and the quality of beta (i.e., sensitivity to the securities markets) offered by the investment type. The use of futures contracts is just one option that the Fund may use and such use is determined in the same manner as the other investments. The Fund’s equity exposure may include companies of any market capitalization, and equity indices to which the Fund gains exposure may be based on certain factors, such as value- or growth-oriented companies. The specific equity securities in which the Fund invests or has exposure to is determined by the Adviser’s systematic investment approach, which takes into account several key elements, including but not limited to, the evaluation of relative value and prevailing trends between value and growth equities, along with the current and anticipated market environment. The Fund may also take short positions from time to time to hedge or offset existing long positions.
The Fund primarily seeks to achieve its fixed-income exposure by investing in one or more of the following investment types (1) underlying funds that invest in higher-yielding, income-producing securities, (2) individual bonds, including high-yield bonds, (3) credit default swaps and credit default index swaps, and options on such instruments, and/or (4) index futures and bond futures. The types of investments used to gain the Fund’s exposures to fixed-income securities (i.e., other mutual funds and ETFs, individual bonds, derivatives, etc.), and the allocation to each, is determined by several factors related to each investment type when the investment is made, including but not limited to, capacity constraints, the expected duration of the trade, fees or commissions, and the quality of beta (i.e., sensitivity to the securities markets) offered by the investment type. The use of derivative instruments is just one option that the Fund may use and such use is determined in the same manner as the other investments.
The fixed-income securities to which the Fund may have exposure, either directly or indirectly, include bills, notes, bonds, debentures, bank loans, loan participations, syndicated loan assignments and other evidence of indebtedness and are not restricted as to issuer credit quality, country, capitalization, security maturity, currency, or leverage. The specific fixed-income securities in which the Fund invests or has exposure to is determined by the Adviser’s systematic investment approach, which takes into account several key elements, including but not limited to, the evaluation of relative value and trends across the spectrum of fixed-income opportunities, and the risks related to credit and duration for those opportunities in the current market environment. The Fund’s portfolio will be exposed to high-yield securities, which are debt instruments rated lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”), or, if unrated, determined by the Adviser, or underlying fund’s adviser where applicable, to be of similar credit quality. High-yield securities are also known as “junk bonds”. The Fund may have exposure to junk bonds that are in default, subject to bankruptcy or reorganization. The Fund may also take short positions from time to time to hedge or offset existing long positions.

In selecting underlying funds, the Adviser considers the performance, relative fees, management experience, and underlying portfolio composition and strategy of such underlying funds. The Fund is non-diversified, which means it may invest a high percentage of its assets in a limited number of securities. The Fund will typically limit its investment in a single underlying fund to one percent of such underlying fund’s net assets, although the percentage of such underlying fund owned by the Fund may change over time as the value of such investment changes and the Fund’s overall portfolio changes.
The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.
Principal Investment Risks
As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s Net Asset Value and performance. The following risks apply to the Fund directly and indirectly through the Fund’s investment in underlying funds.
•Management Risk: The Adviser’s strategies and judgments about the attractiveness, value, and potential appreciation of particular assets may prove to be incorrect and may not produce the desired results.
•Equity Securities Risk: The Fund may invest in or have exposure to equity securities. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.
•Fixed-Income Securities Risks: The Fund may invest in or have exposure to fixed-income securities. Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks. Interest rates may go up resulting in a decrease in the value of fixed-income securities. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time. Changes in market conditions and government policies may lead to periods of heightened volatility and reduced liquidity in the fixed-income securities market, and could result in an increase in redemptions. Interest rate changes and their impact on a fund and its share price can be sudden and unpredictable.
◦Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. In this event a Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.
◦Credit Risk. Fixed-income securities are generally subject to the risk that the issuer may be unable or unwilling to make principal and interest payments when they are due.
◦Interest Rate Risk. In times of rising interest rates, bond prices will decline. Generally, securities with longer maturities and funds with longer weighted average maturities carry greater interest rate risk. The Fund may be exposed to heightened interest rate risk as interest rates rise from historically low levels.
◦Prepayment and Extension Risk. In times of declining interest rates, a fund’s higher yielding securities may be prepaid and such fund may have to replace them with securities having a lower yield. In times of rising interest rates, prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities, which fluctuate more widely in response to changes in interest rates than shorter term securities.
◦Liquidity Risk. There may be no willing buyer of a fund’s portfolio securities and such fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance.
◦Duration Risk. The Fund can invest in securities of any maturity or duration. Duration is a measure of sensitivity of a security’s price to changes in interest rates. For example, a security with a duration of 2.0 would be expected to decrease in price 2% for every 1% rise in interest rates (the inverse is true as well). Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.
•High-Yield Bond Risk: Lower-quality fixed income securities, known as “high-yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. Defaulted securities or those subject to a reorganization proceeding may become worthless and are illiquid.

•Foreign Investment Risk: Foreign investments may be riskier than U.S. investments for many reasons, such as changes in currency exchange rates and unstable political, social, and economic conditions.
•Loans Risk: The market for loans, including bank loans, loan participations, and syndicated loan assignments may not be highly liquid, and the holder may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, which can be greater than seven days, potentially leading to the sale proceeds of such loans not being available for a substantial period of time after the sale of the bank loans.
•Market Risk: Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect U.S. and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the COVID-19 global pandemic); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.
•Underlying Funds Risk: Investments in underlying funds involve duplication of investment advisory fees and certain other expenses. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy. The manager of an underlying fund may not be successful in implementing its strategy. ETF shares may trade at a market price that may be lower (a discount) or higher (a premium) than the ETF’s net asset value. ETFs are also subject to brokerage and/or other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.
•Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
◦Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
◦Credit Default Swap Agreements Risk: The Fund may enter into credit default index swap agreements or credit default swap agreements as a “buyer” or “seller” of credit protection. Credit default index swap agreements and credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
◦Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.
•Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a futures contract. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.

•Leverage Risk: As part of the Fund’s principal investment strategy, the Fund may make investments in derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying asset, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
•Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund also invests in underlying funds that are non-diversified. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
•Small- and Mid-Capitalization Companies Risk: Investing in or having exposure to the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.
•Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s portfolio turnover rate may be significantly above 100% annually.
•Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, the Fund may lose money. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
•U.S. Government Securities Risk: The Fund may invest directly or indirectly in obligations issued by agencies and instrumentalities of the U.S. government. The U.S. government may choose not to provide financial support to U.S. government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Fund might not be able to recover its investment.
•Models and Data Risk: The Fund’s investment exposure is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to securities being included in or excluded from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete. Some of the models used by the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.
Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Institutional Class for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s Institutional Class over time to the performance of the Fund’s benchmark index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Shareholder reports containing financial and performance information for the Fund will be made available to shareholders semi-annually. Updated performance information and daily NAV per share is available at no cost by calling toll-free 866-303-8623.

Institutional Class Performance Bar Chart
For Calendar Years Ended December 31

Best Quarter	Q2 2025	8.25%
Worst Quarter	Q1 2025	-2.53%
The Fund’s year-to-date return as of March 31, 2026 was -1.31%.

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2025)

	One Year	Since Inception (March 23, 2022)
Institutional Class Shares Return before taxes	12.01%	4.68%
Institutional Class Shares Return after taxes on distributions(1)	10.87%	3.85%
Institutional Class Shares Return after taxes on distributions and sale of Fund Shares(1)	7.16%	3.25%
Morningstar US Conservative Target Allocation NR(2) (reflects no deduction for fees, expenses, or taxes)	9.61%	4.58%
50% S&P500 Index/50% Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)(3)	12.64%	7.66%
(1)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures when a capital loss occurs upon redemption of Fund shares and provides an assumed tax benefit for the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are only shown for Institutional Class Shares. After tax returns for other classes of shares will vary.
(2)The Morningstar US Conservative Target Allocation Index is an index comprised of a diversified mix of global stocks and bonds and approximately 22.5% exposure to global equity markets.
(3)The S&P 500 Index is an unmanaged market capitalization‐weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. The Bloomberg US Aggregate Bond Index is an unmanaged index comprised of U.S. Investment grade fixed rate bond market securities, including government agency, corporate and mortgage-backed securities. Investors cannot invest directly in an index.
Investment Adviser: Kensington Asset Management, LLC
Portfolio Managers:
Bruce P. DeLaurentis
Bruce P. DeLaurentis serves as Portfolio Manager for Kensington Asset Management. He has served the Fund since inception in 2022.

Patrick Sommerstad
Patrick Sommerstad serves as Portfolio Manager and Investment Committee Member for Kensington Asset Management. He has served the Fund since inception in 2022.
Jason Sim
Jason Sim serves as Portfolio Manager and Investment Committee Member for Kensington Asset Management. He has served the Fund since inception in 2022.
Jordan Flebotte
Jordan Flebotte serves as Portfolio Manager and Investment Committee Member for Kensington Asset Management. He has served the Fund since inception in 2022.
Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
Institutional	$25,000	$25,000	$250	$100
The Fund or Adviser may waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer. Purchase and redemption requests must be received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) to assure ample time to transmit to the Fund prior to NAV pricing.
Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) Plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

KENSINGTON DEFENDER FUND
Investment Objective: The Kensington Defender Fund (the “Fund”) seeks capital preservation and total return. Total return consists of capital appreciation and income.
Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.32%
Acquired Fund Fees and Expenses(1)	0.31%
Total Annual Fund Operating Expenses	1.88%
Fee Waiver/Reimbursement or Recoupment(2)	-0.08%
Total Annual Fund Operating Expenses After Fee Waiver/Reimbursement or Recoupment(2)	1.80%
(1)Acquired Fund Fees and Expenses (“AFFE”) are indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and not the indirect costs of investing in other investment companies.
(2)Kensington Asset Management, LLC (the “Adviser”) has contractually agreed to waive its management fee and pay Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, shareholder servicing plan fees, administrative servicing fees, front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, AFFE, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.49% of the average net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment. The Operating Expense Limitation Agreement is indefinite in term and cannot be terminated through at least April 30, 2027. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the fee waiver for year one. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$183	$583	$1,009	$2,194
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 260% of its average portfolio value.
Principal Investment Strategies
The Fund is designed to provide the potential to participate in rising markets, but with a reduced risk of drawdown in declining markets (i.e., the risk of a decline in investment value during a decline in the U.S. equity markets), through a portfolio that has exposure to different strategies, asset classes and individual investments. The Fund will seek to utilize varying investment strategies, including (i) Liquid Strategies, LLC’s (the “Sub-Adviser”) Defender Model (the “Defender Model”), (ii) an options overlay strategy to generate income, and (iii) a managed futures strategy or diversified opportunities intended to provide exposures with reducted correlation to the other strategies. The universe of asset classes in which the Fund may invest includes, but is not limited to, equities

(both developed and emerging markets), bonds (including high-yield or “junk” bonds), commodities, currencies and real estate. The Fund is actively managed and the Fund’s exposures to different strategies, asset classes and individual investments will vary based on the Adviser’s or Sub-Adviser’s ongoing evaluation of investment opportunities, and the Fund may not always have exposure to all of the strategies and asset classes described herein.
The universe of investment types the Fund may use to obtain exposure to these various asset classes includes, but is not limited to, individual securities (such as stocks and bonds), derivative instruments (including, but not limited to, swaps, written and purchased options, and futures contracts), other investment companies (i.e., underlying funds), including mutual funds and exchange-traded funds (“ETFs”), and real estate investment trusts (“REITs”). The Fund may either invest directly in its investments or indirectly by investing in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”) which invests in the investments. The Fund is non-diversified, which means it may invest a high percentage of its assets in a limited number of investments. Individual investments are determined in accordance with the particular strategy or strategies being implemented at a particular time, each as discussed below.
Defender Model
The Sub-Adviser’s Defender Model (the “Model”) utilizes a tactical investment strategy that combines a momentum approach with a disciplined capital preservation routine. The model quantitatively evaluates market conditions and periodically signals a rebalance of the portfolio to account for multi-asset market movement as compared to a traditional equity and bond portfolio that retains static allocations. Asset class exposures through the model may include equities, bonds, commodities and real estate.
The Model is proactive in that it seeks to predict future performance using data from the past several quarters. The Model emphasizes longer-term trends over shorter-term ones, with a goal of reducing the probability of false signals. While intra-month hedging may be implemented to account for signal changes occurring between the monthly rebalances, there is always the risk that the Model will not accurately predict future performance or will be late to capturing successfully predicted performance. In addition, the portfolio managers have discretion to deviate from the Model during extreme events to prioritize risk reduction for shareholders, and such discretion when implemented could lead to the Fund underperforming the Model over certain periods.
Data inputs evaluated by the Model include publicly available price information across the various asset classes. The evaluation of these data inputs is pursuant to the key elements of the model’s strategy, which are as follows:
•Investment Momentum - Momentum strategies favor investments that have performed relatively well over those that have underperformed for various time periods, seeking to capture the tendency for asset prices to keep moving in the same direction. The Model seeks to identify investments with recent positive momentum.
•Protection Momentum - When investment momentum trends shift, the Model seeks to identify the change and signal that the portfolio adapt accordingly. In addition, when turmoil hits the capital markets, risky assets tend to become highly correlated and decline in tandem. The Model seeks to assess the risk of a market crisis by measuring multi-market breadth (i.e., the strength or weakness of movement in major market indices) and the relative number of down-trending risky assets. The more assets in distress, the more the Model will signal a shift of the portfolio to less risky assets.
•Optional Portfolio Hedges - In an attempt to limit portfolio turnover, the Fund’s portfolio is generally rebalanced not more than once per month. When the Fund’s portfolio has exposure intra-month to an asset class that would otherwise be removed from the portfolio or reduced in size as a result of the model’s momentum assessment, the Adviser or Sub-Adviser may hedge some or all of the exposure to that asset class until the next rebalance occurs. This hedging may be done through the use of index futures, options or ETFs. Even with this hedging sub-strategy, the Fund is expected to have high annual portfolio turnover.
Options Overlay
The options overlay component of the Fund’s strategy attempts to generate additional income or return typically by selling (i.e., writing) call and put options in exchange for a premium, or payment, from the option buyer. This portion of the strategy will typically result in a put spread, where the Adviser or Sub-Adviser will seek to sell an equity index put option with a one to two week expiration and pair that with a simultaneous purchase of a similar option (i.e., same equity index with the same or varying expiration) at a lower strike price. The Fund may also purchase put options to hedge against market volatility.
Managed Futures or Diversified Opportunities Strategy
The Fund may also invest in a total return swap (“TRS”), private fund, or commodity pool operator to gain exposure to the Diversified Opportunity Strategy (the “Strategy”) which is a model portfolio managed by a third-party manager. The Strategy seeks capital appreciation by gaining long and short macro exposures (i.e., exposures to individual asset classes rather than individual companies) to investments in bond, currency, equity, real estate, and commodity markets. The Strategy utilizes quantitative strategies to determine its allocations to the various asset classes, including, but not limited to, momentum signals (identifying investments with positive and negative relative performance and investing long and short accordingly) and trend signals (identifying investments with positive and negative price trends and investing long and short accordingly). While the Strategy provides exposure to similar asset classes as the Model, also using momentum as part of the strategy, it may provide broader exposure in certain asset classes as well as additional asset classes. For example, the Strategy may include exposure to a broader set of commodity types. In addition, the Strategy may also provide exposure to the currency asset class as well as market volatility through exposure to volatility index options. Volatility index options can be used to hedge against, or benefit from, market volatility. This broader exposure is intended to result in reduced correlation between the Strategy and other strategies, though there is no guarantee the strategies will be uncorrelated, including in a scenario where they are each underperforming. When the Fund takes a short position, it will benefit from a decrease in the price of the investment underlying the short position. If the position underlying the short position were to increase in price, the Fund’s short position would decrease in value.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands. Generally, the Subsidiary will invest primarily in commodity-linked derivative instruments or private funds that invest in the same commodity-linked derivative instruments. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund, including policies related to affiliated transactions and custody of assets. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code). The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors. The Fund does not intend to create or acquire primary control of any entity that primarily engages in investment activities in securities or other assets, other than entities wholly-owned by the Fund.
The Adviser generally expects that the Fund will have exposure across multiple asset classes, but at any one time the Fund may emphasize one asset class or invest solely in cash or cash equivalents, depending on market conditions. The Fund may have exposure to equity securities of companies of any size, including small- and medium-capitalization sized companies. The Fund is expected to have portfolio turnover in excess of 100% on an annual basis.
The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.
Principal Investment Risks
As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s Net Asset Value and performance. The following risks apply to the Fund directly and indirectly through the Fund’s investment in underlying funds.
•Management Risk: The Adviser’s and/or Sub-Adviser’ strategies and judgments about the attractiveness, value, and potential appreciation of particular assets may prove to be incorrect and may not produce the desired results.
•Equity Securities Risk: The Fund may invest in or have exposure to equity securities. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.
•Fixed-Income Securities Risks: The Fund may invest in or have exposure to fixed-income securities. Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks. Interest rates may go up resulting in a decrease in the value of fixed-income securities. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time. Changes in market conditions and government policies may lead to periods of heightened volatility and reduced liquidity in the fixed-income securities market, and could result in an increase in redemptions. Interest rate changes and their impact on a fund and its share price can be sudden and unpredictable.
◦Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. In this event a Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.
◦Credit Risk. Fixed-income securities are generally subject to the risk that the issuer may be unable or unwilling to make principal and interest payments when they are due.

◦Interest Rate Risk. In times of rising interest rates, bond prices will decline. Generally, securities with longer maturities and funds with longer weighted average maturities carry greater interest rate risk. The Fund may be exposed to heightened interest rate risk as interest rates rise from historically low levels.
◦Prepayment and Extension Risk. In times of declining interest rates, a fund’s higher yielding securities may be prepaid and such fund may have to replace them with securities having a lower yield.In times of rising interest rates, prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities, which fluctuate more widely in response to changes in interest rates than shorter term securities.
◦Liquidity Risk. There may be no willing buyer of a fund’s portfolio securities and such fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance.
◦Duration Risk. The Fund can invest in securities of any maturity or duration. Duration is a measure of sensitivity of a security’s price to changes in interest rates. For example, a security with a duration of 2.0 would be expected to decrease in price 2% for every 1% rise in interest rates (the inverse is true as well). Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.
•High-Yield Bond Risk: Lower-quality fixed income securities, known as “high-yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. Defaulted securities or those subject to a reorganization proceeding may become worthless and are illiquid.
•Foreign Investment Risk: Foreign investments may be riskier than U.S. investments for many reasons, such as changes in currency exchange rates and unstable political, social, and economic conditions.
•Market Risk: Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect U.S. and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the COVID-19 global pandemic); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.
•Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative.
•Real Estate and REITs Risk: REITs are companies that invest in real estate or interests therein. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to possible declines in the value of and demand for real estate, which may cause the value of the Fund to decline. Share prices of REITs may decline because of adverse developments affecting the residential and commercial real estate industry, residential and commercial property values, including supply and demand for residential and commercial properties, the credit performance of residential and commercial mortgages, the economic health of the country or of different regions, and interest rates. In particular, the commercial real estate segment of the real estate market has been under pressure in recent years due various factors, including the COVID pandemic, rising interest rates and the trend of more employees working from home. There is no way to predict how long this trend will continue, and investments tied to commercial real estate, as well as residential real estate, could see significant declines moving forward.
•Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
•Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
•Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity futures, to a maximum of 10 percent of its gross income. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of

Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
•Subsidiary Risk: The Subsidiary is not registered under the Investment Company Act of 1940 (the “1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.
•Underlying Funds Risk: Investments in underlying funds involve duplication of investment advisory fees and certain other expenses. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy. The manager of an underlying fund may not be successful in implementing its strategy. ETF shares may trade at a market price that may be lower (a discount) or higher (a premium) than the ETF’s net asset value. ETFs are also subject to brokerage and/or other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the Adviser or Sub-Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.
•Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
◦Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s or Sub-Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s or Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
◦Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
◦Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss.
•Counterparty Risk: The Fund may enter derivative contracts that will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk with respect to the counterparty, since contract performance depends in part on the financial condition of the counterparty.
•Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a futures contract. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.

•Leverage Risk: As part of the Fund’s principal investment strategy, the Fund may make investments in derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying asset, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
•Limited History of Operations Risk: The Fund has a limited history of operations for investors to evaluate. The Fund may fail to attract sufficient assets to operate efficiently.
•Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund also invests in underlying funds that are non-diversified. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
•Small- and Mid-Capitalization Companies Risk: Investing in or having exposure to the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.
•Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s portfolio turnover rate is expected to be above 100% annually.
•Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, the Fund may lose money. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
•U.S. Government Securities Risk: The Fund may invest directly or indirectly in obligations issued by agencies and instrumentalities of the U.S. government. The U.S. government may choose not to provide financial support to U.S. government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Fund might not be able to recover its investment.
•Models and Data Risk: The Fund’s investment exposure is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to securities being included in or excluded from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete. Some of the models used by the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.
•Momentum Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
•Private Fund Risk: The Fund may invest in private investment funds which pursue alternative investment strategies. Certain investment instruments and techniques that a private fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a private fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more private funds. A shareholder will also bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. In addition, interests in a private fund may also be illiquid. Investments into funds that are considered illiquid will be limited to no more than 15% of the Fund's net assets.
Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Institutional Class shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s share class over time to the performance of the Fund’s benchmark index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Shareholder reports containing financial and performance information for the Fund will be made available to shareholders semi-annually. Updated performance information and daily NAV per share is available at no cost by calling toll-free 866-303-8623.

Institutional Class Performance Bar Chart
For Calendar Years Ended December 31

Best Quarter	Q3 2025	5.92%
Worst Quarter	Q4 2024	-2.83%
The Fund’s year-to-date return as of March 31, 2026 was 5.42%.

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2025)

	One Year	Since Inception (May 31, 2023)
Institutional Class Shares Return before taxes	13.27%	8.02%
Institutional Class Shares Return after taxes on distributions(1)	11.03%	6.14%
Institutional Class Shares Return after taxes on distributions and sale of Fund Shares(1)	7.93%	5.46%
Morningstar Global 60/40 NR(2) (reflects no deduction for fees, expenses, or taxes)	16.34%	13.50%
(1)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures when a capital loss occurs upon redemption of Fund shares and provides an assumed tax benefit for the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2)The Morningstar Global 60/40 Index is a multi-asset benchmark designed to track the performance of a blended allocation of 60% global equities and 40% global fixed-income securities.

Investment Adviser: Kensington Asset Management, LLC
Sub-Adviser: Liquid Strategies, LLC
Portfolio Managers:
Elio Chiarelli, Ph.D., Shawn Gibson and Adam Stewart, CFA , each a portfolio manager of the Sub-Adviser, have been portfolio managers of the Fund since its inception in May of 2023.
Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
Institutional Class	$25,000	$25,000	$250	$100
The Fund or Adviser may waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer. Purchase and redemption requests must be received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) to assure ample time to transmit to the Fund prior to NAV pricing.
Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) Plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND RELATED RISKS
Investment Objectives

Fund	Investment Objective
Kensington Managed Income Fund (the “Managed Income Fund”)*	The Fund seeks total return which consists of income and capital appreciation.
Kensington Dynamic Allocation Fund (the “Dynamic Allocation Fund”)*	The Fund seeks capital gains.
Kensington Active Advantage Fund (the “Active Advantage Fund”)*	The Fund seeks total return.
Kensington Defender Fund (the “Defender Fund”)*	The Fund seeks capital preservation and total return. Total return consists of capital appreciation and income.
*Managed Income Fund, Dynamic Allocation Fund, Active Advantage Fund, and Defender Fund (each a “Fund” and, collectively, the “Funds”)
Each Fund’s investment objective may be changed without shareholder approval by the Fund’s Board of Trustees (the “Board” or the “Trustees”) upon written notice to shareholders.
The core of the Adviser’s investment philosophy is centered around downside protection by tactically shifting market exposures based on proprietary models that employ trend following principles in order to identify and act upon prevailing market trends. The Managed Income Fund is designed to provide the potential to generate stable, above average returns, with a reduced risk of drawdown. The Dynamic Allocation Fund is designed to provide the potential to participate in rising markets, but with a reduced risk of drawdown in declining markets. The Active Advantage Fund is designed to provide the potential to participate in rising markets, but with a reduced risk of drawdown in declining markets. The Defender Fund is designed to provide the potential to participate in rising markets, but with a reduced risk of drawdown in declining markets, through a portfolio that has exposure to several strategies, asset classes and individual investments.
Investments in Other Investment Companies
Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”) restricts investments by investment companies in the securities of other investment companies, including Underlying ETFs. In October 2020, the SEC adopted regulatory changes related to the ability of an investment company to invest in other investment companies in excess of specified statutory limits. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of new Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting certain fund of funds arrangements. Rule 12d1-4, which became effective on January 19, 2021, permits each Fund to invest in other investment companies, including money market funds, beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022. Following this effectiveness, an investment company is no longer able to rely on these exemptive orders and no-action letters, and is subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).
Derivatives
Each Fund, and the Subsidiary with respect to the Defender Fund, may invest in certain derivative instruments, such as futures, options and swaps, as set forth in each Fund’s Principal Investment Strategies. Under Rule 18f-4 under the 1940 Act, funds that are subject to the rule are required to adopt and implement a written derivatives risk management program and quantitatively limit their use of derivatives based on the estimated potential risk of loss that the funds incur from their derivatives transactions. Funds that limit derivatives exposure to 10% of net assets are exempt from many of the requirements of Rule 18f-4, but must still adopt and implement policies and procedures reasonably designed to manage the fund’s derivatives risks. Rule 18f-4 governs the way funds must comply with the asset segregation and coverage requirements of Section 18 of the 1940 Act with respect to derivatives and certain other financing transactions. The Managed Income Fund, Dynamic Allocation Fund, and Active Advantage Fund will comply with Rule 18f-4, as applicable. The Defender Fund and its Subsidiary will comply with the provisions of Rule 18f-4 on an aggregate basis.
Principal Investment Risks
There is no assurance that a Fund will achieve its investment objective. Each Fund’s share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in a Fund. Risks could adversely affect the NAV, total return, and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the “Fund Summary” section of this Prospectus. The table below provides additional information regarding the risks of investing in the Funds. The following risks apply to the Funds’ investments in securities directly or through underlying funds or derivatives, as described above. Following the table, each risk is explained.

Principal Investment Risk	Managed Income Fund	Dynamic Allocation Fund	Active Advantage Fund	Defender Fund
Management Risk	✓	✓	✓	✓
High-Yield Bond Risk	✓		✓	✓
Fixed-Income Securities Risks	✓		✓	✓
Call Risk	✓		✓	✓
Credit Risk	✓		✓	✓
Interest Rate Risk	✓		✓	✓
Prepayment and Extension Risk	✓		✓	✓
Liquidity Risk	✓		✓	✓
Duration Risk	✓		✓	✓
Equity Securities Risk		✓	✓	✓
Foreign Investment Risk	✓		✓	✓
Loans Risk	✓		✓
Market Risk	✓	✓	✓	✓
Emerging Market Risk				✓
Real Estate and REITs Risk				✓
Commodities Risk				✓
Currency Risk				✓
Tax Risk				✓
Subsidiary Risk				✓
Underlying Funds Risk	✓	✓	✓	✓
Derivatives Risk	✓	✓	✓	✓
Swap Agreements Risk				✓
Futures Contract Risk	✓	✓	✓	✓
Credit Default Swap Agreements Risk	✓		✓
Options Risk	✓		✓	✓
Counterparty Risk				✓
Short Sale Risk	✓	✓	✓	✓
Leverage Risk	✓	✓	✓	✓
Limited History of Operations Risk				✓
Non-Diversification Risk	✓	✓	✓	✓
Small- and Mid-Capitalization Companies Risk		✓	✓	✓
Turnover Risk	✓	✓	✓	✓
Securities Lending Risk	✓	✓	✓	✓
U.S. Government Securities Risk	✓	✓	✓	✓
Models and Data Risk	✓	✓	✓	✓
Momentum Risk				✓
Private Fund Risk				✓
•Management Risk: The Adviser’s and/or Sub-Adviser’s reliance on proprietary models or judgments about the attractiveness, value, and potential appreciation or depreciation of a particular security or instrument in which a Fund invests may prove to be inaccurate and may not produce the desired results.

•High-Yield Bond Risk: High-yield fixed-income securities or “junk bonds” are fixed-income securities rated below investment grade. Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal. Junk bonds are subject to greater credit risk than higher-grade securities and have a higher risk of default. Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities. Issuers of junk bonds are often highly leveraged or undergoing restructuring and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations. As a result, junk bonds generally are more sensitive to credit risk and are considered more speculative than securities in the higher-rated categories. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The secondary market for securities that are junk bonds may be less liquid than the markets for higher quality securities, and, as such, may have an adverse effect on the market prices of certain securities.
•Fixed-Income Securities Risks.  A Fund may invest in or have exposure to fixed-income securities. Fixed-income securities held by the Fund are or may be subject to interest rate risk, call risk, prepayment and extension risk, credit risk, and liquidity risk, which are more fully described below. Changes in market conditions and government policies may lead to periods of heightened volatility and reduced liquidity in the fixed-income securities market, and could result in an increase in Fund redemptions. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable.
◦Call Risk.  During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. In this event a Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.
◦Credit Risk.  Fixed-income securities are generally subject to the risk that the issuer may be unable or unwilling to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed-income securities involve greater credit risk, including the possibility of default or bankruptcy.
◦Interest Rate Risk.  Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed-income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed-income securities with shorter maturities. The historically low interest rate environment increases the risk associated with rising interest rates. A Fund may be exposed to heightened interest rate risk as interest rates rise from historically low levels.
◦Prepayment and Extension Risk. Many types of fixed-income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed-income security can repay principal faster than expected prior to the security’s maturity. Fixed-income securities subject to prepayment risk can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed-income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease. This is known as extension risk and may increase a Fund’s sensitivity to rising rates and its potential for price declines.
◦Liquidity Risk. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a position in a timely manner. If this happens, the Fund may be required to hold the security or keep the position open, and it could incur losses.
◦Duration Risk. The Fund can invest in securities of any maturity or duration. Duration is a measure of sensitivity of a security’s price to changes in interest rates. For example, a security with a duration of 2.0 would be expected to decrease in price 2% for every 1% rise in interest rates (the inverse is true as well). Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.
•Equity Securities Risk: A Fund may invest in or have exposure to equity securities. Equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment towards equities, changes in a particular issuer’s or industry’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer or industry. Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including earnings power and coverage ratios. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. In addition, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks. Common stock prices may fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events that affect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital. Any of the foregoing risks could substantially impact the ability of such an entity to grow its dividends or distributions.
•Foreign Investment Risk: Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. These risks are more pronounced in emerging market countries.
•Loans Risk: Investments in bank loans, loan participations, syndicated loan assignments also known as loans or corporate loans, of which senior loans are a type, may subject a Fund to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. The risks associated with these loans can be similar to the risks of other below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral, if any, used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, transactions in loans may have uncertain settlement time periods. Investments in bank loans may not be securities and therefore may not have the protections afforded by the federal securities laws.
•Market Risk: The net asset value (“NAV”) and investment return of a Fund will fluctuate based on factors such as economic growth and market conditions, interest rate levels, and political events that effect the United States and international investment markets. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced, and may continue to experience, volatility, which may increase risks associated with an investment in a Fund. Certain social, political, economic, environmental, and other conditions and events (such as natural disasters and weather-related phenomena generally, epidemics and pandemics, terrorism, conflicts, and social unrest) may adversely interrupt the global economy and result in prolonged periods of significant market volatility. The market value of securities in which a Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. In some cases, for example, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of the issuers. Similarly, the debt markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties. As a result of this significant volatility, many of the following risks associated with an investment in a Fund may be increased. Continuing market volatility may have adverse effects on a Fund.
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions, and the market in general, in ways that cannot necessarily be foreseen.
•Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Emerging markets generally have less stable political systems, less developed securities settlement procedures and may require the establishment of special custody arrangements. Emerging securities markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation as developed markets, which could impact the Adviser's or Sub-Adviser’s ability to evaluate these securities and/or impact Fund performance.

•Real Estate and REITs Risk: REITs are companies that invest in real estate or interests therein. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to possible declines in the value of and demand for real estate, which may cause the value of the Fund to decline. Share prices of REITs may decline because of adverse developments affecting the residential and commercial real estate industry, residential and commercial property values, including supply and demand for residential and commercial properties, the credit performance of residential and commercial mortgages, the economic health of the country or of different regions, and interest rates. In particular, the commercial real estate segment of the real estate market has been under pressure in recent years due various factors, including the COVID pandemic, rising interest rates and the trend of more employees working from home. There is no way to predict how long this trend will continue, and investments tied to commercial real estate, as well as residential real estate, could see significant declines moving forward.
•Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
•Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
•Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity futures, to a maximum of 10 percent of its gross income. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
•Subsidiary Risk: The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.
•Underlying Funds Risk: Underlying funds are subject to investment advisory or management and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing in a Fund will be higher than the cost of investing directly in underlying funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy. These risks could include liquidity risk and sector risk. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and/or other trading costs, which could result in greater expenses to a Fund. Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting performance. It is also possible that an active secondary market for an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities. Additional risks of investing in ETFs are described below:
◦Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying holdings. Accordingly, there may be times when an ETF share trades at a premium or discount to its NAV.
◦Tracking Risk: ETFs in which a Fund invests will not be able to replicate exactly the performance of any indices or prices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities or derivatives. Certain securities comprising an index may, from time to time, temporarily be unavailable, which may further impede the security’s ability to track an index.

•Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which a Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
▪Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
▪Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s or Sub-Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s or Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
▪Credit Default Swap Agreements Risk: The Fund may enter into credit default index swap agreements or credit default swap agreements as a “buyer” or “seller” of credit protection. Credit default index swap agreements and credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
▪Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss.
•Counterparty Risk: The Fund may enter derivative contracts that will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
•Short Sale Risk: A Fund may take a short position in a derivative instrument, such as a futures contract. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
•Leverage Risk: As part of a Fund’s principal investment strategy, the Fund may make investments in derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying asset, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
•Limited History of Operations Risk: The Fund has a limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
•Non-Diversification Risk: As non-diversified funds, each Fund may invest more than 5% of its total assets in the securities of one or more issuers, including in underlying funds that are non-diversified. Because a relatively high percentage of the assets of a Fund may be invested in the securities of a limited number of issuers, the value of shares of a Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of a Fund.
•Small and Mid-Capitalization Companies Risk: Investing in or having exposure to the securities of small-capitalization (less than $2 billion) and mid-capitalization ($2 to $7 billion) companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.
•Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce a Fund’s return unless the securities traded can be bought and sold without corresponding commission costs. Each Fund’s turnover rate may be significantly above 100% annually.
•Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, the Fund may lose money. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
•U.S. Government Securities Risk: Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).
Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.
Models and Data Risk: Each Fund’s investment exposure is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to securities being included in or excluded from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete. Some of the models used by the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
•Momentum Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
•Private Fund Risk: The Fund may invest in private investment funds which pursue alternative investment strategies. Certain investment instruments and techniques that a private fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a private fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more private funds. A shareholder will also bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. In addition, interests in a private fund may also be illiquid.
Non-Principal Investment Strategies
Temporary Investments: To respond to adverse market, economic, political, or other conditions, a Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. A Fund may be invested in these instruments for extended periods, depending on the Adviser’s or Sub-Adviser’s assessment of market conditions. These short-term debt securities and money market instruments may include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ advisory and operational fees.
A Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.
Fund Holdings Disclosure: A description of the Fund’s policies regarding the release of Fund holdings information is available in the Fund’s Statement of Additional Information (“SAI”).
Cybersecurity: The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shutdown, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact a Fund’s business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate NAV; impediments to trading; the inability of a Fund, the Adviser, the Sub-Adviser and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.
Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which a Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT
Investment Adviser: Kensington Asset Management, LLC, Barton Oaks Plaza, Bldg II, 901 S Mopac Expressway, Suite 225, Austin, Texas 78746, serves as investment adviser to the Funds. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of each Fund’s investment portfolio. The Adviser is responsible for assuring each Fund’s investments are selected according to the respective Fund’s investment objective, policies, and restrictions, including oversight of the Sub-Adviser’s role in implementing the Defender Fund’s investment objective, policies and principal investment strategies. The Adviser was formed in 2020 and one of its owners has over twenty years of experience providing investment advisory services to individuals, corporations, charities, and pensions. Pursuant to an investment advisory agreement between each Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.25% of the average daily net assets with respect to each Fund (inclusive of assets held by the Subsidiary with respect to the Defender Fund). In addition, the Adviser also serves as the investment adviser to the Defender Fund’s Subsidiary, pursuant to a separate investment advisory agreement.
In addition, the Managed Income Fund and Dynamic Allocation Fund have each instituted breakpoints for each Fund as follows: the Managed Income Fund will pay a monthly management fee that is calculated at the annual rate of 1.25% of the Fund's average daily net assets for the first $1 billion, 1.225% on the next $1 billion, and 1.20% on assets greater than $2 billion; and the Dynamic Allocation Fund will pay a monthly management fee that is calculated at the annual rate of 1.25% of the Fund's average daily net assets for the first $2.5 billion, 1.225% on the next $2.5 billion, and 1.20% on assets greater than $5 billion.
As a result of the operating expenses limitation agreement and its related waivers and recoupments as discussed in further detail below, each Fund paid the Adviser the following in management fees for the fiscal year ended December 31, 2025.

Fund	Management Fee
Managed Income Fund	1.25%
Dynamic Allocation Fund	1.25%
Active Advantage Fund	0.79%
Defender Fund	1.17%
A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement with respect to each Fund is available in the Funds’ semi-annual shareholder report for the fiscal period ending June 30, 2025, which is included in the Funds’ Form N-CSR.
Pursuant to an operating expenses limitation agreement, the Adviser has agreed to limit “Operating Expenses” with respect to each Fund, which is defined to include all expenses necessary or appropriate for the operation of the Fund and including the Adviser’s investment advisory or management fee detailed in the investment advisory agreement, and other expenses described in the investment advisory agreement, but does not include any Rule 12b-1 fees, shareholder servicing plan fees, administrative servicing fees, front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, AFFE, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation. The limit for Operating Expenses for each Fund is as follows:

Fund	Operating Expenses Limit
Managed Income Fund	1.35%
Dynamic Allocation Fund	1.38%
Active Advantage Fund	1.35%
Defender Fund	1.49%
The Adviser retains its right to receive reimbursement of any excess expense payments paid by it pursuant to the operating expenses limitation agreement in future years for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment. The Operating Expense Limitation Agreement is indefinite in term and cannot be terminated through at least April 30, 2027 for each Fund. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser.
Sub-Adviser: The Adviser has engaged Liquid Strategies, LLC to serve as sub-adviser to the Defender Fund. Liquid Strategies, LLC, subject to the supervision of the Adviser, is responsible for the day-to-day management of the portion of the Defender Fund’s portfolio allocated to it by the Adviser, including the purchase, retention, and sale of securities. Founded in 2013, Liquid Strategies, LLC primarily provides investment advisory services to registered investment companies, and currently serves as investment adviser to several exchange-traded funds in addition to the Defender Fund. Liquid Strategies, LLC is a Delaware limited liability company located at 3550 Lenox Road, Suite 2550, Atlanta, Georgia 30326. Liquid Strategies, LLC is an SEC-registered investment adviser.
The Adviser compensates the Sub-Adviser out of the advisory fee that the Adviser receives from the Defender Fund, at an annual rate of 0.95%. In addition, the Sub-Adviser also serves as sub-adviser to the Subsidiary, pursuant to a separate sub-advisory agreement.

A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement is available in the Defender Fund’s semi-annual shareholder report for the fiscal period ending June 30, 2025, which is included in the Fund’s Form N-CSR.
Adviser Portfolio Managers: Managed Income Fund, Dynamic Allocation Fund, and Active Advantage Fund
Bruce P. DeLaurentis
Bruce P. DeLaurentis serves as Portfolio Manager for Kensington Asset Management. Mr. DeLaurentis began developing Kensington’s quantitative framework in 1984, formally launching the initial Managed Income Program through separately managed accounts in 1992. For over 30 years Mr. DeLaurentis has developed and employed Kensington’s quantitative system to navigate investment markets utilizing the Firm’s proprietary quantitative decision models. Prior to forming Kensington Asset Management, Mr. DeLaurentis was an investment adviser representative of AtCap Partners, LLC, an investment adviser, and affiliate of the Adviser, from March 2016 to March 2020. He was also a portfolio manager for Redwood Investment Management from November 2012 to December 2015.
Mr. DeLaurentis attended the Massachusetts Institute of Technology and graduated in 1975 from Hofstra University in New York with a bachelor’s degree in economics. He was a chief warrant officer in the U.S. Army and served as a helicopter pilot.
Patrick Sommerstad
Patrick Sommerstad serves as Portfolio Manager and Investment Committee Member for Kensington Asset Management providing expertise in asset allocation, trade implementation, and investment product research. Mr. Sommerstad joined Kensington in 2020. Prior to Kensington, the majority of Mr. Sommerstad’s financial services experience was spent at Cargill, Inc., where he served as a Manager within Cargill’s Pension, Foundation, and 401k division and as a Senior Manager at Black River Asset Management, Cargill’s then hedge fund subsidiary.
Mr. Sommerstad holds degrees in both Finance and Economics and graduated magna cum laude from the University of St. Thomas. He also holds a Masters of Business Administration with a concentration in finance from Indiana University.
Jason Sim
Jason Sim serves as Portfolio Manager and Investment Committee Member, leading Kensington’s quantitative strategy development and trade implementation. Mr. Sim joined Kensington in 2020. With a strong background in advanced statistics and machine learning technology, Mr. Sim oversees analysis and data infrastructure for the firm’s quantitative research. Prior to joining Kensington, Mr. Sim was CEO of CGE Partners, LLC, a specialty Data Science company from 2018 to 2020.
Mr. Sim holds degrees in both Finance and Computer Science, along with a minor in Mathematics from the University of Texas at Austin. He also holds a master’s degree in computer science from the University of Illinois Urbana-Champaign.
Jordan Flebotte
Jordan Flebotte serves as Portfolio Manager and Investment Committee Member for Kensington Asset Management. Additionally, Mr. Flebotte provides strategy development, market research and risk management for the firm. Mr. Flebotte’s Financial Services industry experience spans across multiple business functions with particular focus on investment research, product due diligence and regulatory compliance. Mr. Flebotte joined Kensington in 2020.
Mr. Flebotte is a graduate of the University of Alabama at Birmingham, receiving a degree in Finance with honors from the UAB Collat School of Business, as well as a Masters of Business Administration with a specialized finance concentration.
Sub-Adviser Portfolio Managers: Defender Fund
Elio Chiarelli, Jr., Ph.D., AIF®, CPFA
Elio Chiarelli serves as Portfolio Manager of the Sub-Adviser and has over 12 years of experience in investment management, client services, investment fiduciary guidance, and portfolio construction. Prior to joining the Sub-Adviser in 2023, he served as the Chief Investment Officer and Chair of the Investment Committee at Kidder Advisers, Inc. from 2018 to 2023. Mr. Chiarelli also operates his own financial advisory firm, Capital Defender Advisors, Inc., where he manages client assets with his investment model which is similar to the Defender Model used for the Fund. He holds a BS in Agricultural Education from Penn State and a MS in Agricultural Education and Food & Resource Economics and a Ph.D. in Entrepreneurship from the University of Florida. Mr. Chiarelli has a strong background in agriculture and economics and is accredited with the Accredited Investment Fiduciary (AIF®) designation from the Center for Fiduciary Studies and the Certified Plan Fiduciary Advisor (CPFA) credential from the National Association of Plan Advisors (NAPA).

Shawn Gibson
Shawn Gibson co-founded the Sub-Adviser in 2013 and serves as a Portfolio Manager and member of the Executive Management Committee. He brings over 25 years of investment experience, primarily in options trading and management. Mr. Gibson started trading options in 1997 with Timber Hill Group, a leading options market making firm. At Timber Hill, he worked as an options market maker at the Pacific Exchange before being promoted to a team in Greenwich, CT responsible for managing the firm's multi-billion-dollar options portfolio. Later, as Head of Options Strategy and Director of Alternative Investments at BB&T, he helped advisors and clients create options-based strategies for hedging and increasing yields. Mr. Gibson holds a B.S. in Commerce from the University of Virginia.
Adam Stewart, CFA
Adam Stewart co-founded the Sub-Adviser in 2013 and serves as a Portfolio Manager and member of the Executive Management Committee and has over 24 years of investment industry experience. Mr. Stewart started his career at Franklin Templeton in 1997 and later held leadership positions, such as Head of Equity Trading at Trusco Capital Management and Director of Trading at Perimeter Capital Management. Mr. Stewart has earned his Chartered Financial Analyst® (CFA) designation in 2001 and holds a B.S. from Auburn University. He brings a wealth of experience in equity trading operations and portfolio management to the Sub-Adviser.
The Funds’ SAI provides additional information about each portfolio manager’s compensation structure, other accounts managed and ownership of shares of the Funds.

HOW SHARES ARE PRICED
Shares of the Funds are sold at NAV plus any applicable sales load. The NAV of each Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NAV considers, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.
Generally, the Funds’ securities are valued each day at the last quoted sales price on each security’s primary exchange consistent with the Adviser’s valuation procedures and policies. Pursuant to Rule 2a-5 under the 1940 Act, the Adviser has been designated by the Board as the valuation designee for the Funds and has been delegated the responsibility for making good faith, fair value determination with respect to the Funds’ portfolio securities. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.
Fixed income securities are valued at the mean of the bid and asked prices as determined by an independent pricing service. Investments in other investment companies, including money market funds, are valued at their NAV per share. ETFs are valued at the last reported sale price on the exchange on which the security is principally traded.
Futures contracts are valued at the settlement price on the exchange on which they are principally traded. For swaps, contract terms are agreed among the counterparty and the Adviser on behalf of a Fund. Pricing services value total return swap contracts using the closing price of the underlying benchmark that the contract is tracking. Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service.
When market quotations are not readily available or believed by the Adviser to be unreliable, securities will be valued at their fair market value by the Adviser as determined using the “fair value” procedures approved by the Board. The Board reviews, no less frequently than annually, the adequacy of the policies and procedures of the Fund and the effectiveness of their implementation. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that each Fund is accurately priced. The Board will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through the application of such procedures.

Foreign securities are generally valued in the same manner as the securities described above. Foreign securities are priced in the local currencies as of the close of their primary exchange or market or as of the close of trading on the NYSE, whichever is earlier. Foreign currencies are translated into U.S. dollars at the exchange rate as provided by a pricing service as of the close of trading on the NYSE. If events materially affecting the value of a security in the Funds’ portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

HOW TO PURCHASE SHARES
This Prospectus describes Class A shares and Class C shares offered by the Managed Income Fund and Dynamic Allocation Fund, and Institutional Class shares offered by each Fund.
Each class of shares in the Funds represents interest in the same portfolio of investments within the respective Fund. There is no investment minimum on reinvested distributions for any Fund and the Funds may change investment minimums at any time. The Funds reserve the right to waive sales charges, as described below. The Funds and the Adviser may each waive investment minimums at their individual discretion. Not all share classes of a respective Fund may be available for purchase in all states. For information on ongoing distribution fees, see the section entitled Distribution Fees.
The Funds (with the exception of the Active Advantage Fund which just offers an Institutional Class) offer different classes of shares so that you can choose the class that best suits your investment needs and to provide access to the respective Fund through various intermediaries. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between each class are loads and ongoing fees. Note that the Defender Fund offers an additional share class, Class R Shares, which is available for eligible investors through a separate prospectus. For more information on specific financial intermediary sales loads and waivers, see Appendix A to this statutory prospectus.
Factors to Consider When Choosing a Share Class: When deciding which class of shares of the Funds to purchase, you should consider your investment goals and your access to the Funds through various intermediaries. To help you decide as to which class of shares to buy, please refer to the examples of each Fund’s expenses over time in the Fees and Expenses of the Fund section in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.
Class A Shares (Managed Income Fund and Dynamic Allocation Fund): Class A shares of the Managed Income Fund and Dynamic Allocation Fund are offered at the public offering price, which is NAV per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of “Right of Accumulation” and “Letter of Intent” below. The Funds reserves the right to waive any load as described below. The following sales charges apply to your purchases of Class A shares of the Managed Income Fund and Dynamic Allocation Fund.

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $50,000	4.75%	4.99%	4.00%
$50,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	0.00%
(1)Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the same Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.
Shares of the Funds held as follows cannot be combined with your current purchase for purposes of reduced sales charges:
•Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment adviser);
•Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs; and
•Shares held directly in the Funds’ account on which the broker-dealer (financial adviser) of record is different than your current purchase broker-dealer.
Letters of Intent: Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of a Fund, with a minimum of $50,000, during a 13-month period. You may combine purchases of Class A shares of other funds in Managed Portfolio Series that are advised by the Adviser for purposes of meeting specified dollar amounts. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds’ transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).
Repurchase of Class A Shares: If you have redeemed Class A shares of a Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the same Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the respective Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.
The redemption and repurchase of a Funds’ shares may still result in a tax liability for federal income tax purposes.
Sales Charge Waivers
The sales charge on purchases of Class A shares of the Funds is waived for certain types of investors, including:
•Current and retired directors and officers of the Fund or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and purchases referred through the adviser.
•Employees of the adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
•Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.
•Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
•Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.
•Institutional investors (which may include bank trust departments and registered investment advisers).

•Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
•Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
•Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.
The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called a “NAV transfer”). Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.
Class C Shares (Managed Income Fund and Dynamic Allocation Fund): Class C Shares of the Managed Income Fund and Dynamic Allocation Fund are offered at NAV and have a contingent deferred sales charge (“CDSC”).
Contingent Deferred Sales Charge: The distributor may advance to, or reimburse, a Fund 1.00% of the purchase price in connection with 12b-1 fees advanced to authorized broker-dealers on purchases of Class C shares. However, when the distributor makes such a payment, the respective Class C shares are subject to a 1.00% CDSC payable to the distributor on shares redeemed prior to the first 12 months after their purchase. Shareholders will be notified at the time of purchase if the shares purchased are subject to this CDSC. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy on the 15th of the month, they will age one month on the 15th day of the next month and each following month. The Funds use a “first in, first out” method for calculating the CDSC. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. To keep your CDSC as low as possible, each time you place a request to sell shares of a Fund, the Fund will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. The distributor may waive imposition of the CDSC at its discretion.
Class C Shares of the Managed Income Fund and Dynamic Allocation Fund purchased through the Funds’ transfer agent are eligible to convert automatically to Class A Shares after eight years, based on the original purchase date. Conversions are scheduled to occur on the third business day of the month following the eighth anniversary of the month on which the purchase was made, without the imposition of any sales load (including a CDSC), fee, or other charge. Class C Shares acquired through reinvestment of dividends or capital gain distributions will convert at the time the associated shares convert. If you purchased your shares through a financial intermediary please contact your financial intermediary for information regarding their procedures for share class conversions.
Minimum and Additional Investment Amounts: The minimum initial and subsequent investment by class of shares for each Fund is:

Active Advantage Fund and Defender Fund
	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
Institutional	$25,000	$25,000	$250	$100

Managed Income Fund and Dynamic Allocation Fund
	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
A	$1,000	$1,000	$250	$100
Institutional	$25,000	$25,000	$250	$100
C	$1,000	$1,000	$250	$100

Purchasing Shares: Shares of each Fund are purchased at the NAV per share next calculated after your purchase order is received in good order by the Fund (as defined below), plus any applicable sales charge. Shares may be purchased directly from the Funds or through a financial intermediary, including but not limited to, certain brokers, financial planners, financial advisers, banks, insurance companies, retirement, benefit and pension plans or certain packaged investment products.
Shares of the Funds have not been registered and are not offered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust conclude that such sale is appropriate and is not in contravention of U.S. law.
A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any purchases that do not clear. The Funds and U.S. Bank Global Fund Services, the Funds’ transfer agent (the “Transfer Agent”), will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your initial order will not be accepted until a completed account application (an “Account Application”) is received by the Fund or the Transfer Agent.
Shares of each Fund are purchased at the NAV per share next calculated after your purchase order is received in good order by the Fund (as defined below), plus any applicable sales charge. Shares may be purchased directly from the Funds or through a financial intermediary, including but not limited to, certain brokers, financial planners, financial advisers, banks, insurance companies, retirement, benefit and pension plans or certain packaged investment products.
Purchases through Financial Intermediaries: For share purchases through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales from the Funds. Your financial intermediary may charge for the services that it provides to you in connection with processing your transaction order or maintaining an account with them.
If you place an order for a Fund’s shares through a financial intermediary that is authorized by the Fund to receive purchase and redemption orders on its behalf (an “Authorized Intermediary”), your order will be processed at the applicable price next calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations. Authorized Intermediaries are authorized to designate other Authorized Intermediaries to receive purchase and redemption orders on the Fund’s behalf.
If your financial intermediary is not an Authorized Intermediary, your order will be processed at the applicable price next calculated after the Transfer Agent receives your order from your financial intermediary. Your financial intermediary must agree to send immediately available funds to the Transfer Agent in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received in a timely manner, the Transfer Agent may rescind the transaction and your financial intermediary will be held liable for any resulting fees or losses. Financial intermediaries that are not Authorized Intermediaries may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund.
For more information about your financial intermediary’s rules and procedures, and whether your financial intermediary is an Authorized Intermediary, you should contact your financial intermediary directly.
Purchase Requests Must be Received in Good Order: Your share price will be based on the next NAV per share, plus any applicable sales charge, calculated after the Transfer Agent or an Authorized Intermediary receives your purchase request in good order. “Good order” means that your purchase request includes:
•The name of the Fund(s);
•The class of shares to be purchased;

•The dollar amount of shares to be purchased;
•Your account application or investment stub; and
•A check payable to the name of each Fund or a wire transfer received by each Fund.
An Account Application to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted. Each Fund reserves the right to reject any Account Application or to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of a Fund. Purchases may also be rejected from persons believed to be “market-timers,” as described under “Frequent Purchases and Redemptions of Fund Shares,” below. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation. Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.
Upon acceptance by a Fund, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern Time) will be processed at the applicable price next calculated after receipt. Purchase requests received after the close of the NYSE will be processed on the following business day and receive the next business day’s applicable price per share.
Purchase by Mail. To purchase Fund shares by mail, simply complete and sign the Account Application or investment stub and mail it, along with a check made payable to the Fund:

Regular Mail Name of the Fund(s) c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252	Overnight or Express Mail Name of the Fund(s) c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave, Suite 219252 Kansas City, MO 64105-1307
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bank Global Fund Services’ post office box, of purchase or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase or redemption requests is determined at the time the order is received at the Transfer Agent’s offices. All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.
Purchase by Wire. If you are making your first investment in a Fund, the Transfer Agent must have a completed Account Application before you wire the funds. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at 866-303-8623 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund(s), the class of shares, your name and your account number so that your wire can be correctly applied. Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Name of the Fund(s)
[Class of shares to be purchased]
[Shareholder Name/Account Registration)]
[Shareholder Account Number]
Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern Time) to be eligible for same day pricing. The Funds and U.S. Bank, N.A., the Funds’ custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Investing by Telephone. You may not make initial purchases of Fund shares by telephone. If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the

Fund and your account has been open for at least 7 business days, you may purchase additional shares by telephoning the Fund toll free at 866-303-8623. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $100. If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern Time), shares will be purchased in your account at the applicable price determined on the day your order is placed. Shareholders may encounter higher than usual call waiting times during periods of high market activity. Please allow sufficient time to place your telephone transaction. The Funds are not responsible for delays due to communications or transmission outages or failure. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time).
Automatic Investment Plan. For your convenience, each Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize the Fund to withdraw any amount of at least $1,000 that you wish to invest in the Fund, on a monthly or quarterly basis, from your personal checking or savings account. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, the appropriate section in the Account Application must be completed. A Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the next scheduled investment. A fee will be charged if your bank does not honor the AIP draft for any reason.
Subsequent Investments. Subject to the minimum investment amounts described above, you may add to your account at any time by purchasing shares by mail, telephone or wire. You must call to notify the Funds at 866-303-8623 before wiring. An Invest by Mail form, which is attached to your confirmation statement, should accompany any investments made through the mail. All subsequent purchase requests must include the Fund name and your shareholder account number. If you do not have the Invest by Mail form from your confirmation statement, include your name, address, Fund name and account number on a separate piece of paper.
Anti-Money Laundering Program. The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws and regulations, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):
•Full name;
•Date of birth (individuals only);
•Social Security or taxpayer identification number; and
•Permanent street address (a P.O. Box number alone is not acceptable).
In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify certain information on your account application as part of the Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by the Funds within a reasonable time of the request or if the Funds cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Transfer Agent at 866-303-8623.
Cancellations and Modifications. The Funds will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.

HOW TO REDEEM SHARES
Redeeming Shares: In general, orders to sell or “redeem” shares may be placed directly with the Funds or through a financial intermediary. You may redeem all or part of your investment in a Fund’s shares on any business day that the Fund calculates its NAV.
However, if you originally purchased your shares through a broker-dealer or financial intermediary, your redemption order must be placed with the same financial intermediary in accordance with its established procedures. Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. Your financial intermediary may charge for the services that it provides to you in connection with processing your transaction order or maintaining an account with it.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 866-303-8623. Investors redeeming by telephone will be asked whether to withhold taxes from any distribution.
Payment of Redemption Proceeds. You may redeem your Fund shares at a price equal to the NAV per share next determined after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. All requests received by a Fund in good order after the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern Time) will usually be processed on the next business day. Under normal circumstances, the Funds expect to meet redemption requests through the sale of investments held in cash or cash equivalents. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests, the Funds will typically borrow money through the Funds’ bank line-of-credit. The Funds may also choose to sell portfolio assets for the purpose of meeting such requests. Each Fund further reserves the right to distribute “in-kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions. Redemptions-in-kind are discussed in greater detail below.
A redemption request will be deemed in “good order” if it includes:
•The shareholder’s name;
•The name of the Fund to be redeemed;
•The class of shares to be redeemed;
•The account number;
•The share or dollar amount to be redeemed; and
•Signatures by all shareholders on the account and signature guarantee(s), if applicable.
Additional documents are required for certain types of redemptions, such as redemptions from accounts held by credit unions, corporations, limited liability companies, or partnerships, or from accounts with executors, trustees, administrators or guardians. Please contact the Transfer Agent to confirm the requirements applicable to your specific redemption request. Redemption requests that do not have the required documentation will be rejected.
While redemption proceeds may be paid by check sent to the address of record, the Funds are not responsible for interest lost on such amounts due to lost or misdirected mail. Redemption proceeds may be wired to your pre-established bank account or proceeds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established for your account. The Funds typically send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. Wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption. Except as set forth below, proceeds will be paid within seven calendar days after a Fund receives your redemption request. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.
Please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. This delay will not apply if you purchased your shares via wire payment. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of its securities is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the U.S. Securities and Exchange Commission (“SEC”) may by order permit for the protection of shareholders. Your ability to redeem shares by telephone will be restricted for 15 calendar days after you change your address. You may change your address at any time by telephone or written request, addressed to the Transfer Agent. Confirmations of an address change will be sent to both your old and new address.
Signature Guarantee. Redemption proceeds will be sent to the address of record. The Transfer Agent may require a signature guarantee for certain requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York

Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required of each owner in the following situations:
•If ownership is being changed on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days;
•For all redemptions in excess of $100,000 from any shareholder account where the proceeds are requested to be sent by check.
Non-financial transactions, including establishing or modifying the ability to purchase and redeem Fund shares by telephone and certain other services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
In addition to the situations described above, each Fund and/or the Transfer Agent reserve(s) the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.
Redemption by Mail. You can execute most redemptions by furnishing an unconditional written request to the Funds to redeem your shares at the current NAV per share. Written redemption requests should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
[Name of Fund(s)]	[Name of Fund(s)]
[Name of Class]	[Name of Class]
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 219252	801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307

TYPE OF REGISTRATION	REQUIREMENTS
Individual, Joint Tenants, Sole Proprietorship, Custodial (Uniform Gifts to Minors Act) and General Partners	Redemption requests must be signed by all person(s) required to sign for the account, exactly as it is registered.
Corporations and Associations	Redemption request and a corporate resolution, signed by person(s) required to sign for the account, accompanied by signature guarantee(s).
Trusts	Redemption request signed by the trustee(s). A signature guarantee may be required. See “Signature Guarantee” above for those situations where a signature guarantee is needed. (If the Trustee’s name is not registered on the account, a copy of the trust document certified within the past 60 days is also required.)
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, a deposit in the mail or with such services, or receipt at the U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the Funds’ Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
Wire Redemption. Wire transfers may be arranged to redeem shares. However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.
Telephone Redemption. If you are set up to perform telephone transactions (either through your Account Application or by subsequent arrangements in writing), you may redeem shares in any amount up to $50,000 by instructing the Transfer Agent by telephone at 866-303-8623. You must redeem at least $100 for each telephone redemption. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to place your telephone transaction. The Funds are not responsible for delays due to communications or transmission outages or failure.

In order to qualify for, or to change, telephone redemption privileges on an existing account, a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to qualify for, or to change, telephone redemption privileges on an existing account. Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 days before the redemption request. Shareholders may encounter higher than usual call waiting times during periods of high market activity. Please allow sufficient time to place your telephone transaction. The Funds are not responsible for delays due to communication or transmission outages or failures.
Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. The Funds will use reasonable procedures to attempt to confirm that all telephone instructions are genuine, such as requesting a shareholder to correctly state:
•His or her Fund account number;
•The name in which his or her account is registered; and/or
•The Social Security or taxpayer identification number under which the account is registered.
If an account has more than one owner or person authorized to perform transactions, the Funds will accept telephone instructions from any one owner or authorized person.
Systematic Withdrawal Program. If you own shares with a value of $10,000 or more, you may participate in the Systematic Withdrawal Plan. The Funds’ systematic withdrawal option allows you to move money automatically from your Fund account via check to your address of record or to your bank account according to the schedule you select. The minimum systematic withdrawal amount is $100.
To select the systematic withdrawal option, you must check the appropriate box on your New Account Application or submit a written request that should include the frequency, amount of the withdrawal, payment method, the account number and the signature(s) of all owners. You may elect to change or terminate your participation in this Plan at any time by contacting the Transfer Agent at least five days prior to the next scheduled withdrawal. If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporaneous purchases and redemptions may result in adverse tax consequences. For more information about this service, please see call the Transfer Agent at 866-303-8623.
The Funds’ Right to Redeem an Account. Each Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV of a Fund. The Fund will provide a shareholder with written notice 30 days prior to redeeming the shareholder’s account.
Redemption-in-Kind. Each Fund generally pays redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), a Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind).
Specifically, if the amount you are redeeming from a Fund during any 90-day period is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds this threshold in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you may incur a taxable capital gain or loss as a result of the distribution. In addition, you will bear any market risks associated with such securities until they are converted into cash.
Cancellations and Modifications. The Funds will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.

HOW TO EXCHANGE SHARES
You may exchange shares of one Fund for shares in an identically registered account of another Fund of the same Class at their respective NAV per share without payment of a fee.
Exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another. As a result, the exchange may have tax consequences. A shareholder could realize short- or long-term capital gains or losses. An exchange request received prior to the close of the NYSE will be made at that day’s closing NAV per share. The Funds reserve the right to refuse the purchase side of any exchange that would not be in the best interests of a Fund or its shareholders and could adversely affect the Fund or its operations. The Funds may modify or terminate the exchange privilege at any time.
Financial advisers (or their agents) maintaining shareholder accounts may charge their customers a processing or service fee in connection with an exchange of Fund shares. The amount and applicability of any such fee is determined and should be disclosed to its customers by each financial adviser. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus and the SAI. Your financial adviser should provide you with specific information about any processing or service fees you will be charged.
Certain financial advisers (or their agents) are authorized to accept exchange orders on behalf of the Funds. A Fund will be deemed to have received an exchange order when an authorized financial adviser (or its agent) accepts the exchange order and such order will be priced at the NAV per share next calculated, plus any applicable sales charge, after such order is accepted by the financial adviser (or its agent).
If you hold shares through a financial adviser (or their agent), you may be able to exchange your shares for a different share class that has a lower expense ratio provided that certain conditions established by your financial adviser are met. This exchange feature is intended for shares held through a financial adviser offering an investment program with an all-inclusive fee, such as a wrap fee or other fee-based program specific for this purpose. In such instance, your shares automatically may be exchanged under certain circumstances. Class A and C shares are not eligible for conversion until the applicable CDSC period has expired. A Fund will use the date of your original share purchase to determine whether you must pay a CDSC when you sell the shares of the Fund acquired in the exchange.
Exchanges By Mail. To exchange Fund shares by mail, simply complete a written request and mail it to the Funds:

Regular Mail	Overnight or Express Mail
[Name of Fund(s)]	[Name of Fund(s)]
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 219252	801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307
The written request must contain the following information:
•Your account number;
•The names of each Fund and Share Class you are exchanging;
•The dollar amount or number of shares you want to sell (and exchange); and
•A completed Account Application for the other funds in the Trust that the Adviser manages into which you want to exchange, if you desire different account privileges than those currently associated with your current Fund account.

TYPE OF REGISTRATION	REQUIREMENTS
Individual, Joint Tenants, Sole Proprietorship, Custodial (Uniform Gifts to Minors Act) and General Partners	Exchange requests must be signed by all person(s) required to sign for the account, exactly as it is registered.
Corporations and Associations	Exchange request and a corporate resolution, signed by person(s) required to sign for the account
Trusts	Exchange request signed by the trustee(s). (If the Trustee’s name is not registered on the account, a copy of the trust document certified within the past 60 days is also required.)
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, a deposit in the mail or with such services, or receipt at the U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the Funds’ Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Exchanges by Telephone. If you are set up to perform telephone transactions (either through your New Account Application or by subsequent arrangements in writing), you may exchange shares in any amount up to $50,000 by instructing the Transfer Agent by telephone at 866-303-8623. You must exchange at least $100 for each telephone exchange. Exchange requests for amounts exceeding $50,000 must be made in writing.
Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. The Funds will use reasonable procedures to attempt to confirm that all telephone instructions are genuine, such as requesting you to correctly state:
•Your Fund account number(s);
•The name in which your account is registered;
•The name of your banking institution;
•Your bank account number; and/or
•The social security or taxpayer identification number under which the account is registered.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Funds are intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt a Fund’s investment program and create additional transaction costs that are borne by all of the Funds’ shareholders. The Board has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Funds take steps to reduce the frequency and effect of these activities in the Funds. These steps include, among other things, monitoring trading activity and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Funds seek to exercise judgment in implementing these tools to the best of their abilities in a manner that they believe is consistent with shareholder interests. Except as noted herein, the Funds intend to apply all restrictions uniformly in all applicable cases.
Monitoring Trading Practices. The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, a Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, each Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. The Funds use a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Funds in their sole discretion. To minimize harm to the Funds and their shareholders, each Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice. A Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.
Fair Value Pricing. Each Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board has developed procedures that utilize fair value pricing when reliable market quotations are not readily available or when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “How Shares are Priced.”
Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions each Fund handles, there can be no assurance that a Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since each Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, a Fund cannot always detect frequent trading. However, the Funds will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, each Fund has entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Funds will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from a Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies. However, a Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Funds’ ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
Except for the Defender Fund, each Fund intends to distribute substantially all its net investment income quarterly and net capital gains annually. The Defender Fund intends to distribute substantially all of its net investment income monthly and net capital gains annually. The Defender Fund’s monthly income distributions will be a set amount based on projected annual income of the Fund and as a result it is possible that shareholders will receive some return of capital from time to time.
Distributions of each Fund’s net investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gains, and net gains from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income. To the extent that a Fund’s distributions of net investment company taxable income are designated as attributable to “qualified dividend” income, such income may be subject to tax at the reduced rate of federal income tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the shareholder. To the extent a Fund’s distributions of net investment company taxable income are attributable to net short-term capital gains, such distributions will be treated as ordinary dividend income for the purposes of income tax reporting and will not be available to offset a shareholder’s capital losses from other investments.
Distributions of net capital gains (net long-term capital gains less net short-term capital losses) are generally taxable as long-term capital gains (currently at a maximum rate of 20% for individual shareholders in the highest income tax bracket) regardless of the length of time that a shareholder has owned Fund shares, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA.
Pursuant to provisions of the Health Care and Education Reconciliation Act, a 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates and trusts, subject to certain income thresholds.
You will be taxed in the same manner whether you receive your distributions (whether of net investment company taxable income or net capital gains) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.
Shareholders who sell, or redeem, shares generally will have a capital gain or loss from the sale or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount of reinvested taxable distributions, if any, the amount received from the sale or redemption and how long the shares were held by a shareholder. Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares within 30 days before or after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the newly purchased shares.
Shareholders will be advised annually as to the federal tax status of all distributions made by each Fund for the preceding year. Distributions by the Funds may also be subject to state and local taxes. Additional tax information may be found in the SAI.
This section assumes you are a U.S. shareholder and is also not intended to be a full discussion of federal tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

DISTRIBUTION OF SHARES
Distributor: Quasar Distributors, LLC (the “Distributor”) is located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, and serves as distributor and principal underwriter to the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Fund are offered on a continuous basis.

Distribution Fees: The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (a “Plan”) under the 1940 Act with respect to the sale and distribution of Class A shares and Class C shares of the Managed Income Fund and Dynamic Allocation Fund. Pursuant to the Plan, the Funds pays the distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the relevant Fund’s average daily net assets attributable to the Class A shares; and 1.00% of relevant Fund’s average daily net assets attributable to Class C shares. A portion of the fee payable pursuant to the Plan, equal to up to 0.25% of the average daily net assets, may be characterized as a service fee as such term is defined under Rule 2341 of the FINRA Conduct Rules. A service fee includes payment made for personal service and/or the maintenance of shareholder accounts. Because 12b-1 fees are paid out of the relevant Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Additional Compensation to Financial Intermediaries: The Funds may pay service fees to intermediaries, such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments to intermediaries who sell shares of the Fund. These payments and compensation are in addition to service fees paid by a Fund, if any. Payments are generally made to intermediaries that provide shareholder servicing, marketing support or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs. Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to the Funds. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.
Householding: In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 866-303-8623 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This householding policy does not apply to account statements.
Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 866-303-8623 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

FINANCIAL HIGHLIGHTS
The Financial Highlights information is presented for the Funds during the periods indicated. With respect to the Managed Income Fund and Dynamic Allocation Fund, the financial data for periods prior to the Reorganization, which occurred as of the close of business on June 24, 2022, is the financial history of the Managed Income Predecessor Fund and Dynamic Allocation Predecessor Fund, respectively. Prior to the Reorganization, each of the Managed Income Fund and Dynamic Allocation Fund was a “shell” fund with no assets and had not commenced operations.
The financial highlights table is intended to help you understand each Fund’s financial performance for the past five fiscal years or shorter period as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The December 31, 2025, December 31, 2024, December 31, 2023, and December 31, 2022, audited financial statements of the Funds have been audited by Cohen & Company, Ltd., the Funds’ independent Registered Public Accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ December 31, 2025 annual report, which is available upon request. The information in the tables below for the fiscal period ended December 31, 2021 has been derived from the financial statements audited by the independent registered public accounting firm for the Managed Income Predecessor Fund and Dynamic Allocation Predecessor Fund. Financial statements from prior fiscal years are available upon request.

FINANCIAL HIGHLIGHTS (Continued)

Kensington Managed Income Fund
Class A	Year Ended December 31,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$9.69	$9.81	$9.84	$10.56	$10.78
INVESTMENT OPERATIONS:
Net investment income(a)	0.49	0.53	0.49	0.05	0.25
Net realized and unrealized gain (loss) on investments(b)	(0.01)	(0.13)	(0.14)	(0.72)	(0.13)
Total from investment operations	0.48	0.40	0.35	(0.67)	0.12
LESS DISTRIBUTIONS FROM:
Net investment income	(0.51)	(0.52)	(0.38)	(0.05)	(0.24)
Net realized gains	—	—	—	—	(0.10)
Total distributions	(0.51)	(0.52)	(0.38)	(0.05)	(0.34)
Net asset value, end of year	$9.66	$9.69	$9.81	$9.84	$10.56
Total return(e)	5.02%	4.12%	3.67%	-6.31%	1.05%
SUPPLEMENTAL DATA AND RATIOS:(c)
Net assets, end of year (in thousands)	$14,651	$25,780	$28,050	$71,700	$61,130
Ratio of expenses to average net assets(f):
Before expense reimbursement/recoupment	1.60%	1.62%	1.62%	1.63%	1.66%
After expense reimbursement/recoupment	1.60%	1.60%	1.60%	1.61%	1.66%
Ratio of interest expense to average net assets	0.00%(d)	—%	—%	0.01%	—%
Ratio of operational expenses to average net assets excluding interest expense	1.60%	1.60%	1.60%	1.61%	1.66%
Ratio of net investment income (loss) to average net assets	5.02%	5.20%	3.83%	0.54%	2.31%
Portfolio turnover rate	129%	134%	600%	1,244%	220%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(c)Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(d)Amount represents less than 0.005%.
(e)Total return does not reflect sales charges.
(f)On June 24, 2022, the Adviser lowered the limit of annual operating expenses from 2.05% to 1.60%.

FINANCIAL HIGHLIGHTS (Continued)

Kensington Managed Income Fund
Institutional Class	Year Ended December 31,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$9.71	$9.83	$9.86	$10.58	$10.80
INVESTMENT OPERATIONS:
Net investment income(a)	0.52	0.53	0.42	0.07	0.28
Net realized and unrealized gain (loss) on investments(b)	(0.02)	(0.11)	(0.04)	(0.72)	(0.13)
Total from investment operations	0.50	0.42	0.38	(0.65)	0.15
LESS DISTRIBUTIONS FROM:
Net investment income	(0.53)	(0.54)	(0.41)	(0.07)	(0.27)
Net realized gains	—	—	—	—	(0.10)
Total distributions	(0.53)	(0.54)	(0.41)	(0.07)	(0.37)
Net asset value, end of year	$9.68	$9.71	$9.83	$9.86	$10.58
Total return	5.29%	4.38%	3.97%	-6.11%	1.29%
SUPPLEMENTAL DATA AND RATIOS:(c)
Net assets, end of year (in thousands)	$695,362	$822,592	$775,312	$895,811	$721,445
Ratio of expenses to average net assets:(e)
Before expense reimbursement/recoupment	1.35%	1.37%	1.37%	1.38%	1.41%
After expense reimbursement/recoupment	1.35%	1.35%	1.35%	1.36%	1.41%
Ratio of interest expense to average net assets	0.00%(d)	—%	—%	0.01%	—%
Ratio of operational expenses to average net assets excluding interest expense	1.35%	1.35%	1.35%	1.36%	1.41%
Ratio of net investment income (loss) to average net assets:	5.37%	5.44%	4.07%	0.79%	2.54%
Portfolio turnover rate	129%	134%	600%	1,244%	220%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(c)Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(d)Amount represents less than 0.005%.
(e)On June 24, 2022, the Adviser lowered the limit of annual operating expenses from 1.45% to 1.35%.

FINANCIAL HIGHLIGHTS (Continued)

Kensington Managed Income Fund
Class C	Year Ended December 31,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$9.59	$9.72	$9.75	$10.52	$10.74
INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.41	0.44	0.30	(0.03)	0.17
Net realized and unrealized gain (loss) on investments(b)	(0.01)	(0.13)	(0.02)	(0.71)	(0.13)
Total from investment operations	0.40	0.31	0.28	(0.74)	0.04
LESS DISTRIBUTIONS FROM:
Net investment income	(0.43)	(0.44)	(0.31)	(0.03)	(0.16)
Net realized gains	—	—	—	—	(0.10)
Total distributions	(0.43)	(0.44)	(0.31)	(0.03)	(0.26)
Net asset value, end of year	$9.56	$9.59	$9.72	$9.75	$10.52
Total return	4.24%	3.26%	2.92%	-7.00%	0.35%
SUPPLEMENTAL DATA AND RATIOS:(c)
Net assets, end of year (in thousands)	$4,622	$7,865	$9,914	$15,245	$16,727
Ratio of expenses to average net assets:(e)
Before expense reimbursement/recoupment	2.35%	2.37%	2.37%	2.38%	2.41%
After expense reimbursement/recoupment	2.35%	2.35%	2.35%	2.36%	2.41%
Ratio of interest expense to average net assets	0.00%(d)	—%	—%	0.01%	—%
Ratio of operational expenses to average net assets excluding interest expense	2.35%	2.35%	2.35%	2.36%	2.41%
Ratio of net investment income (loss) to average net assets	4.29%	4.45%	3.07%	(0.21)%	1.59%
Portfolio turnover rate	129%	134%	600%	1,244%	220%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(c)Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(d)Amount represents less than 0.005%.
(e)Total return does not reflect sales charges.
(f)On June 24, 2022, the Adviser lowered the limit of annual operating expenses from 2.99% to 2.35%.

FINANCIAL HIGHLIGHTS (Continued)

Kensington Dynamic Allocation Fund
Class A	Year Ended December 31,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$10.82	$11.58	$10.15	$11.26	$10.10
INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.12	0.09	0.14	(0.04)	(0.13)
Net realized and unrealized gain (loss) on investments(b)	3.90	(0.05)	1.40	(0.97)	2.20
Total from investment operations	4.02	0.04	1.54	(1.01)	2.07
LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.13)	(0.11)	—	—
Net realized gains	(1.20)	(0.67)	—	(0.10)	(0.91)
Total distributions	(1.31)	(0.80)	(0.11)	(0.10)	(0.91)
Net asset value, end of year	$13.53	$10.82	$11.58	$10.15	$11.26
Total return(d)	37.20%	0.33%	15.29%	-8.96%	20.48%
SUPPLEMENTAL DATA AND RATIOS:(c)
Net assets, end of year (in thousands)	$26,961	$25,822	$36,708	$28,582	$20,413
Ratio of expenses to average net assets:(e)
Before expense reimbursement/recoupment	1.59%	1.61%	1.62%	1.64%	1.70%
After expense reimbursement/recoupment	1.59%	1.61%	1.63%	1.62%	1.72%
Ratio of net investment income (loss) to average net assets	0.94%	0.74%	1.24%	(0.26)%	(1.06)%
Portfolio turnover rate	222%	553%	1,100%	1,127%	786%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(c)Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(d)Total return does not reflect sales charges.
(e)On June 24, 2022, the Adviser lowered the limit of annual operating expenses from 2.04% to 1.63%.

FINANCIAL HIGHLIGHTS (Continued)

Kensington Dynamic Allocation Fund
Institutional Class	Year Ended December 31,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$10.91	$11.67	$10.22	$11.30	$10.11
INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.16	0.12	0.16	—(e)	(0.09)
Net realized and unrealized gain (loss) on investments(b)	3.93	(0.06)	1.42	(0.98)	2.19
Total from investment operations	4.09	0.06	1.58	(0.98)	2.10
LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)	(0.15)	(0.13)	—	—
Net realized gains	(1.20)	(0.67)	—	(0.10)	(0.91)
Total distributions	(1.34)	(0.82)	(0.13)	(0.10)	(0.91)
Net asset value, end of year	$13.66	$10.91	$11.67	$10.22	$11.30
Total return	37.59%	0.47%	15.59%	-8.67%	20.76%
SUPPLEMENTAL DATA AND RATIOS:(c)
Net assets, end of year (in thousands)	$1,238,594	$843,509	$1,143,770	$885,688	$339,324
Ratio of expenses to average net assets:(d)
Before expense reimbursement/recoupment	1.34%	1.36%	1.37%	1.39%	1.45%
After expense reimbursement/recoupment	1.34%	1.36%	1.38%	1.37%	1.47%
Ratio of net investment income (loss) to average net assets	1.19%	0.99%	1.49%	(0.01)%	(0.73)%
Portfolio turnover rate	222%	553%	1,100%	1,127%	786%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(c)Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(d)On June 24, 2022, the Adviser lowered the limit of annual operating expenses from 1.64% to 1.38%.
(e)Amount per share rounds to $0.00.

FINANCIAL HIGHLIGHTS (Continued)

Kensington Dynamic Allocation Fund
Class C	Year Ended December 31,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$10.58	$11.38	$10.00	$11.18	$10.11
INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.02	—	0.01	(0.10)	(0.21)
Net realized and unrealized gain (loss) on investments(b)	3.80	(0.05)	1.43	(0.98)	2.19
Total from investment operations	3.82	(0.05)	1.44	(1.08)	1.98
LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.08)	(0.06)	—	—
Net realized gains	(1.20)	(0.67)	—	(0.10)	(0.91)
Total distributions	(1.23)	(0.75)	(0.06)	(0.10)	(0.91)
Net asset value, end of year	$13.17	$10.58	$11.38	$10.00	$11.18
Total return(d)	36.11%	0.47%	14.49%	-9.65%	19.57%
SUPPLEMENTAL DATA AND RATIOS:(c)
Net assets, end of year (in thousands)	$9,007	$8,433	$16,482	$21,018	$11,279
Ratio of expenses to average net assets:(e)
Before expense reimbursement/recoupment	2.34%	2.35%	2.37%	2.39%	2.44%
After expense reimbursement/recoupment	2.34%	2.35%	2.38%	2.37%	2.47%
Ratio of net investment income (loss) to average net assets	0.19%	—%	0.50%	(1.01)%	(1.77)%
Portfolio turnover rate	222%	553%	1,100%	1,127%	786%
(a)Net investment income per share has been calculated based on average shares outstanding during the years.
(b)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(c)Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(d)Total return does not reflect sales charges.
(e)On June 24, 2022, the Adviser lowered the limit of annual operating expenses from 2.64% to 2.38%.

FINANCIAL HIGHLIGHTS (Continued)

Kensington Active Advantage Fund
Institutional Class	Year Ended December 31,			Period Ended December 31, 2022(a)
	2025	2024	2023
PER SHARE DATA:
Net asset value, beginning of year	$10.07	$9.57	$9.23	$10.00
INVESTMENT OPERATIONS:
Net investment income(b)	0.30	0.31	0.22	0.04
Net realized and unrealized gain (loss) on investments(c)	0.90	0.44	0.33	(0.77)
Total from investment operations	1.20	0.75	0.55	(0.73)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)	(0.25)	(0.21)	(0.04)
Return of Capital	—(h)	—	—	—
Total distributions	(0.29)	(0.25)	(0.21)	(0.04)
Net asset value, end of year	$10.98	$10.07	$9.57	$9.23
Total return(f)	12.01%	7.82%	6.12%	-7.26%
SUPPLEMENTAL DATA AND RATIOS:(d)
Net assets, end of year (in thousands)	$58,169	$33,761	$9,703	$21,315
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.83%	2.42%	2.60%	3.64%
After expense reimbursement/recoupment	1.37%	1.35%	1.36%	1.35%
Ratio of interest expense to average net assets(g)	0.02%	—%	—%	—%
Ratio of tax expenses to average net assets	0.00%(e)	—%	—%	—%
Ratio of operational expenses to average net assets excluding interest expense	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets	2.83%	3.07%	2.12%	1.46%
Portfolio turnover rate(f)	168%	177%	944%	1,515%
a.Inception date of the Fund was March 23, 2022.
b.Net investment income per share has been calculated based on average shares outstanding during the years.
c. Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
d.Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
e.Amount represents less than 0.005%.
f.Not annualized for periods less than one year.
g.Annualized for periods less than one year.
h.Amount per share rounds to $0.00.

FINANCIAL HIGHLIGHTS (Continued)

Kensington Defender Fund
Institutional Class	Year Ended December 31,		Period Ended December 31, 2023(a)
	2025	2024
PER SHARE DATA:
Net asset value, beginning of period	$10.01	$10.07	$10.00
INVESTMENT OPERATIONS:
Net investment income(b)	0.15	0.12	0.11
Net realized and unrealized gain (loss) on investments(c)	1.14	0.47	0.07
Total from investment operations	1.29	0.59	0.18
LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	(0.44)	(0.11)
Net realized gains	(0.13)	(0.21)	—
Return of Capital	—	—(g)	—
Total distributions	(0.55)	(0.65)	(0.11)
Net asset value, end of period	$10.75	$10.01	$10.07
Total return(d)	13.17%	5.86%	1.80%
SUPPLEMENTAL DATA AND RATIOS:(e)
Net assets, end of period (in thousands)	$80,256	$63,346	$44,731
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(f)	1.57%	1.60%	2.22%
After expense reimbursement/recoupment(f)	1.49%	1.49%	1.49%
Ratio of net investment income (loss) to average net assets(f)	1.41%	1.10%	3.78%
Portfolio turnover rate(d)	260%	353%	182%
(a)Inception date of the Fund was May 31, 2023.
(b)Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(d)Not annualized for periods less than one year.
(e)Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(f)Annualized for periods less than one year.
(g)Amount per share rounds to $0.00.

PRIVACY NOTICE
The Funds collect only relevant information about you that the law allows or requires them to have in order to conduct their business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).
The Funds do not disclose any non-public personal information about their shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires their third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.
In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Adviser	Kensington Asset Management, LLC Barton Oaks Plaza, Bldg II, 901 S Mopac Expressway, Suite 225 Austin, Texas 78746	Distributor	Quasar Distributors, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 342 North Water Street, Suite 830 Milwaukee, Wisconsin 53202
Custodian	U.S. Bank N.A. 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212	Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004
Additional information about the Funds is included in the Fund’s SAI dated April 30, 2026, and is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.
To obtain a free copy of the SAI and the annual and semi-annual reports to shareholders, or other information about a Fund, such as the Fund’s financial statements, or to make shareholder inquiries about the Fund, please call toll-free 866-303-8623 or visit www.kensingtonassetmanagement.com/funds/documents. You may also write to:

Regular Mail	Overnight or Express Mail
[Name of Fund(s)]	[Name of Fund(s)]
[Name of Class]	[Name of Class]
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 219252	801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307
Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-22525)

APPENDIX A
Financial Intermediary-Specific Sales Charge Waivers and Discounts
Intermediary-Defined Sales Charge Waiver Policies
The availability of certain initial or deferred sales charge waivers and discounts depends on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Intermediaries have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
•Shares purchased in an investment advisory program.
•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Class A and Class C shares available at Raymond James
•Death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
•Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•Shares acquired through a right of reinstatement.
A – 1

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent
•Breakpoints as described in this prospectus.
•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
A – 2

Ticker Symbol

Kensington Defender Fund	Class R Shares (DFNRX)

PROSPECTUS
April 30, 2026

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents
Kensington Defender Fund Class R (DFNRX)
A series of Managed Portfolio Series (the “Trust”)

This Prospectus applies to the Class R Shares of the Kensington Defender Fund (the “Fund”). The Fund also offers Institutional Class Shares which are currently offered in a separate prospectus and statement of additional information.

FUND SUMMARY

KENSINGTON DEFENDER FUND

Investment Objective: The Kensington Defender Fund (the “Fund”) seeks capital preservation and total return. Total return consists of capital appreciation and income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Shareholder Fees (fees paid directly from your investment)	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class R
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	None
Administrative Servicing Fee	0.70%
Other Expenses	0.32%
Acquired Fund Fees and Expenses (1)	0.31%
Total Annual Fund Operating Expenses (before expense limitation)	2.58%
Fee Waiver/Reimbursement or Recoupment(2)	-0.08%
Total Annual Fund Operating Expenses (after expense limitation)(2)	2.50%
(1)Acquired Fund Fees and Expenses (“AFFE”) are indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights, when issued, because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies.
(2)Kensington Asset Management, LLC (the “Adviser”) has contractually agreed to waive its management fee and pay Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, shareholder servicing plan fees, administrative servicing fees, front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, AFFE, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.49% of the average net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment. The Operating Expense Limitation Agreement is indefinite in term and cannot be terminated through at least April 30, 2027. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the fee waiver for year one. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R	$253	$795	$1,363	$2,909

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 260% of its average portfolio value.

1

Principal Investment Strategies

The Fund is designed to provide the potential to participate in rising markets, but with a reduced risk of drawdown in declining markets (i.e., the risk of a decline in investment value during a decline in the U.S. equity markets), through a portfolio that has exposure to different strategies, asset classes and individual investments. The Fund will seek to utilize varying investment strategies, including (i) Liquid Strategies, LLC’s (the “Sub-Adviser”) Defender Model (the “Defender Model”), (ii) an options overlay strategy to generate income, and (iii) a managed futures strategy or diversified opportunities intended to provide exposures with reduced correlation to the other strategies. The universe of asset classes in which the Fund may invest includes, but is not limited to, equities (both developed and emerging markets), bonds (including high-yield or “junk” bonds), commodities, currencies and real estate. The Fund is actively managed and the Fund’s exposures to different strategies, asset classes and individual investments will vary based on the Adviser’s or Sub-Adviser’s ongoing evaluation of investment opportunities, and the Fund may not always have exposure to all of the strategies and asset classes described herein.
The universe of investment types the Fund may use to obtain exposure to these various asset classes includes, but is not limited to, individual securities (such as stocks and bonds), derivative instruments (including, but not limited to, swaps, written and purchased options, and futures contracts), other investment companies (i.e., underlying funds), including mutual funds and exchange-traded funds (“ETFs”), and real estate investment trusts (“REITs”). The Fund may either invest directly in its investments or indirectly by investing in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”) which invests in the investments. The Fund is non-diversified, which means it may invest a high percentage of its assets in a limited number of investments. Individual investments are determined in accordance with the particular strategy or strategies being implemented at a particular time, each as discussed below.
Defender Model
The Sub-Adviser’s Defender Model (the “Model”) utilizes a tactical investment strategy that combines a momentum approach with a disciplined capital preservation routine. The model quantitatively evaluates market conditions and periodically signals a rebalance of the portfolio to account for multi-asset market movement as compared to a traditional equity and bond portfolio that retains static allocations. Asset class exposures through the model may include equities, bonds, commodities and real estate.
The Model is proactive in that it seeks to predict future performance using data from the past several quarters. The Model emphasizes longer-term trends over shorter-term ones, with a goal of reducing the probability of false signals. While intra-month hedging may be implemented to account for signal changes occurring between the monthly rebalances, there is always the risk that the Model will not accurately predict future performance or will be late to capturing successfully predicted performance. In addition, the portfolio managers have discretion to deviate from the Model during extreme events to prioritize risk reduction for shareholders, and such discretion when implemented could lead to the Fund underperforming the Model over certain periods.
Data inputs evaluated by the Model include publicly available price information across the various asset classes. The evaluation of these data inputs is pursuant to the key elements of the model’s strategy, which are as follows:
•Investment Momentum - Momentum strategies favor investments that have performed relatively well over those that have underperformed for various time periods, seeking to capture the tendency for asset prices to keep moving in the same direction. The Model seeks to identify investments with recent positive momentum.
•Protection Momentum - When investment momentum trends shift, the Model seeks to identify the change and signal that the portfolio adapt accordingly. In addition, when turmoil hits the capital markets, risky assets tend to become highly correlated and decline in tandem. The Model seeks to assess the risk of a market crisis by measuring multi-market breadth (i.e., the strength or weakness of movement in major market indices) and the relative number of down-trending risky assets. The more assets in distress, the more the Model will signal a shift of the portfolio to less risky assets.
•Optional Portfolio Hedges - In an attempt to limit portfolio turnover, the Fund’s portfolio is generally rebalanced not more than once per month. When the Fund’s portfolio has exposure intra-month to an asset class that would otherwise be removed from the portfolio or reduced in size as a result of the model’s momentum assessment, the Adviser or Sub-Adviser may hedge some or all of the exposure to that asset class until the next rebalance occurs. This hedging may be done through the use of index futures, options or ETFs. Even with this hedging sub-strategy, the Fund is expected to have high annual portfolio turnover.
Options Overlay
The options overlay component of the Fund’s strategy attempts to generate additional income or return typically by selling (i.e., writing) call and put options in exchange for a premium, or payment, from the option buyer. This portion of the strategy will typically result in a put spread, where the Adviser or Sub-Adviser will seek to sell an equity index put option with a one to two week expiration and pair that with a simultaneous purchase of a similar option (i.e., same equity index with the same or varying expiration) at a lower strike price. The Fund may also purchase put options to hedge against market volatility.

Managed Futures or Diversified Opportunities Strategy
The Fund may also invest in a total return swap (“TRS”), private fund, or commodity pool operator to gain exposure to the Diversified Opportunity Strategy (the “Strategy”) which is a model portfolio managed by a third-party manager. The Strategy seeks capital appreciation by gaining long and short macro exposures (i.e., exposures to individual asset classes rather than individual companies) to
2

investments in bond, currency, equity, real estate, and commodity markets. The Strategy utilizes quantitative strategies to determine its allocations to the various asset classes, including, but not limited to, momentum signals (identifying investments with positive and negative relative performance and investing long and short accordingly) and trend signals (identifying investments with positive and negative price trends and investing long and short accordingly). While the Strategy provides exposure to similar asset classes as the Model, also using momentum as part of the strategy, it may provide broader exposure in certain asset classes as well as additional asset classes. For example, the Strategy may include exposure to a broader set of commodity types. In addition, the Strategy may also provide exposure to the currency asset class as well as market volatility through exposure to volatility index options. Volatility index options can be used to hedge against, or benefit from, market volatility. This broader exposure is intended to result in reduced correlation between the Strategy and other strategies, though there is no guarantee the strategies will be uncorrelated, including in a scenario where they are each underperforming. When the Fund takes a short position, it will benefit from a decrease in the price of the investment underlying the short position. If the position underlying the short position were to increase in price, the Fund’s short position would decrease in value.
The Fund intends to make investments through the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands. Generally, the Subsidiary will invest primarily in commodity-linked derivative instruments or private funds that invest in the same commodity-linked derivative instruments. The Fund will invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives. In addition, the Fund and the Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund, including policies related to affiliated transactions and custody of assets. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code). The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors. The Fund does not intend to create or acquire primary control of any entity that primarily engages in investment activities in securities or other assets, other than entities wholly-owned by the Fund.
The Adviser generally expects that the Fund will have exposure across multiple asset classes, but at any one time the Fund may emphasize one asset class or invest solely in cash or cash equivalents, depending on market conditions. The Fund may have exposure to equity securities of companies of any size, including small- and medium-capitalization sized companies. The Fund is expected to have portfolio turnover in excess of 100% on an annual basis.
The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.
Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s Net Asset Value and performance. The following risks apply to the Fund directly and indirectly through the Fund’s investment in underlying funds.
•Management Risk: The Adviser’s and/or Sub-Adviser’ strategies and judgments about the attractiveness, value, and potential appreciation of particular assets may prove to be incorrect and may not produce the desired results.
•Equity Securities Risk: The Fund may invest in or have exposure to equity securities. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.
•Fixed-Income Securities Risks: The Fund may invest in or have exposure to fixed-income securities. Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks. Interest rates may go up resulting in a decrease in the value of fixed-income securities. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time. Changes in market conditions and government policies may lead to periods of heightened volatility and reduced liquidity in the fixed-income securities market, and could result in an increase in redemptions. Interest rate changes and their impact on a fund and its share price can be sudden and unpredictable.
◦Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. In this event a Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.
◦Credit Risk. Fixed-income securities are generally subject to the risk that the issuer may be unable or unwilling to make principal and interest payments when they are due.
3

◦Interest Rate Risk: In times of rising interest rates, bond prices will decline. Generally, securities with longer maturities and funds with longer weighted average maturities carry greater interest rate risk. The Fund may be exposed to heightened interest rate risk as interest rates rise from historically low levels.
◦Prepayment and Extension Risk: In times of declining interest rates, a fund’s higher yielding securities may be prepaid and such fund may have to replace them with securities having a lower yield. In times of rising interest rates, prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities, which fluctuate more widely in response to changes in interest rates than shorter term securities.
◦Liquidity Risk: There may be no willing buyer of a fund’s portfolio securities and such fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance.
◦Duration Risk: The Fund can invest in securities of any maturity or duration. Duration is a measure of sensitivity of a security’s price to changes in interest rates. For example, a security with a duration of 2.0 would be expected to decrease in price 2% for every 1% rise in interest rates (the inverse is true as well). Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.
•High-Yield Bond Risk: Lower-quality fixed income securities, known as “high-yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. These securities are considered speculative. Defaulted securities or those subject to a reorganization proceeding may become worthless and are illiquid.
•Foreign Investment Risk: Foreign investments may be riskier than U.S. investments for many reasons, such as changes in currency exchange rates and unstable political, social, and economic conditions.
•Market Risk: Overall investment market risks affect the value of the Fund. Factors such as economic growth and market conditions, interest rate levels, and political events affect U.S. and international investment markets. Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the COVID-19 global pandemic); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.
•Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative.
•Real Estate and REITs Risk: REITs are companies that invest in real estate or interests therein. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to possible declines in the value of and demand for real estate, which may cause the value of the Fund to decline. Share prices of REITs may decline because of adverse developments affecting the residential and commercial real estate industry, residential and commercial property values, including supply and demand for residential and commercial properties, the credit performance of residential and commercial mortgages, the economic health of the country or of different regions, and interest rates. In particular, the commercial real estate segment of the real estate market has been under pressure in recent years due various factors, including the COVID pandemic, rising interest rates and the trend of more employees working from home. There is no way to predict how long this trend will continue, and investments tied to commercial real estate, as well as residential real estate, could see significant declines moving forward.
•Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
•Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
•Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity futures, to a maximum of 10 percent of its gross income. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of
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Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
•Subsidiary Risk: The Subsidiary is not registered under the Investment Company Act of 1940 (the “1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.
•Underlying Funds Risk: Investments in underlying funds involve duplication of investment advisory fees and certain other expenses. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy. The manager of an underlying fund may not be successful in implementing its strategy. ETF shares may trade at a market price that may be lower (a discount) or higher (a premium) than the ETF’s net asset value. ETFs are also subject to brokerage and/or other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the Adviser or Sub-Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.
•Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
◦Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s or Sub-Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s or Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
◦Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
◦Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss.
•Counterparty Risk: The Fund may enter derivative contracts that will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk with respect to the counterparty, since contract performance depends in part on the financial condition of the counterparty.
•Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a futures contract. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
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•Leverage Risk: As part of the Fund’s principal investment strategy, the Fund may make investments in derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying asset, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
•Limited History of Operations Risk: The Fund has a limited history of operations for investors to evaluate. The Fund may fail to attract sufficient assets to operate efficiently.
•Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund also invests in underlying funds that are non-diversified. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
•Small- and Mid-Capitalization Companies Risk: Investing in or having exposure to the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.
•Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs. The Fund’s portfolio turnover rate is expected to be above 100% annually.
•Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, the Fund may lose money. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
•U.S. Government Securities Risk: The Fund may invest directly or indirectly in obligations issued by agencies and instrumentalities of the U.S. government. The U.S. government may choose not to provide financial support to U.S. government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Fund might not be able to recover its investment.
•Models and Data Risk: The Fund’s investment exposure is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to securities being included in or excluded from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete. Some of the models used by the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund.
•Momentum Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

•Private Fund Risk: The Fund may invest in private investment funds which pursue alternative investment strategies. Certain investment instruments and techniques that a private fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a private fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more private funds. A shareholder will also bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. In addition, interests in a private fund may also be illiquid. Investments into funds that are considered illiquid will be limited to no more than 15% of the Fund's net assets.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Institutional Class shares (which are not offered in this prospectus) for each full calendar year since the Fund’s inception. The Fund’s Institutional Class Shares have lower expenses than Class R Shares. If the below performance was adjusted for Class R Shares’ expenses, it would be lower. The performance table compares the performance of the Fund’s share class over time to the performance of the Fund’s benchmark index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Shareholder reports containing financial and performance information for the Fund will be made available to shareholders semi-annually. Updated performance information and daily NAV per share is available at no cost by calling toll-free 866-303-8623.
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Institutional Class Performance Bar Chart(1)
For Calendar Years Ended December 31

Best Quarter(1)	Q3 2025	5.92%
Worst Quarter(1)	Q4 2024	-2.83%

The Fund’s year-to-date return as of March 31, 2026 was 5.42%.(1)

(1)Since Class R Shares are new, returns shown here are for Institutional Class Shares. Although invested in the same portfolio of securities, Class R Shares’ returns of the Fund will be lower than Institutional Class Shares’ returns of the Fund as Class R Shares have higher expenses.

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2025)

	One Year	Since Inception(1)
Institutional Class Shares Return before taxes	13.27%	8.02%
Institutional Class Shares Return after taxes on distributions(2)	11.03%	6.14%
Institutional Class Shares Return after taxes on distributions and sale of Fund Shares(2)	7.93%	5.46%
Morningstar Global 60/40 NR(3) (reflects no deduction for fees, expenses, or taxes)	16.34%	13.50%
(1)The inception date of investment operations for the Fund’s Institutional Class Shares is May 31, 2023. Class R Shares commenced operation on January 22, 2026, after the most recent calendar year ended December 31, 2025. Therefore, performance is not shown for Class R Shares at this time. The Fund’s Institutional Class Shares have lower expenses than Class R Shares. If performance was adjusted for Class R Shares’ expenses, it would be lower.
(2)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures when a capital loss occurs upon redemption of Fund shares and provides an assumed tax benefit for the investor. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)The Morningstar Global 60/40 Index is a multi-asset benchmark designed to track performance of a blended allocation of 60% global equities and 40% global fixed-income securities.

Investment Adviser: Kensington Asset Management, LLC

Sub-Adviser: Liquid Strategies, LLC

Portfolio Managers:

Elio Chiarelli, Ph.D., Shawn Gibson and Adam Stewart, CFA, each a portfolio manager of the Sub-Adviser, have been portfolio managers of the Fund since its inception in May of 2023.

Purchase and Sale of Fund Shares: The investment minimums for Class R shares of the Fund are:

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	Initial Investment	Subsequent Investment
Class R	$1,000	$100

The Fund or Adviser may waive any investment minimum. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer. Purchase and redemption requests must be received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) to assure ample time to transmit to the Fund prior to NAV pricing.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) Plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE AND RELATED RISKS

Investment Objective

Fund	Investment Objective
Kensington Defender Fund	The Fund seeks capital preservation and total return. Total return consists of capital appreciation and income.
The Fund’s investment objective may be changed without shareholder approval by the Fund’s Board of Trustees (the “Board” or the “Trustees”) upon written notice to shareholders.
The core of the Adviser’s investment philosophy is centered around downside protection by tactically shifting market exposures based on proprietary models that employ trend following principles in order to identify and act upon prevailing market trends. The Fund is designed to provide the potential to participate in rising markets, but with a reduced risk of drawdown in declining markets, through a portfolio that has exposure to several strategies, asset classes and individual investments.

Investments in Other Investment Companies
Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”) restricts investments by investment companies in the securities of other investment companies, including Underlying ETFs. In October 2020, the SEC adopted regulatory changes related to the ability of an investment company to invest in other investment companies in excess of specified statutory limits. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of new Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting certain fund of funds arrangements. Rule 12d1-4, which became effective on January 19, 2021, permits the Fund to invest in other investment companies, including money market funds, beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022. Following this effectiveness, an investment company is no longer able to rely on these exemptive orders and no-action letters, and is subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).

Derivatives
The Fund and the Subsidiary may each invest in certain derivative instruments, such as futures, options and swaps, as set forth in the Fund’s Principal Investment Strategies. Under Rule 18f-4 under the 1940 Act, funds that are subject to the rule are required to adopt and implement a written derivatives risk management program and quantitatively limit their use of derivatives based on the estimated potential risk of loss that the funds incur from their derivatives transactions. Funds that limit derivatives exposure to 10% of net assets are exempt from many of the requirements of Rule 18f-4 but must still adopt and implement policies and procedures reasonably designed to manage the fund’s derivatives risks. Rule 18f-4 governs the way funds must comply with the asset segregation and coverage requirements of Section 18 of the 1940 Act with respect to derivatives and certain other financing transactions. The Fund and the Subsidiary will comply with the provisions of Rule 18f-4 on an aggregate basis.

Principal Investment Risks
There is no assurance that the Fund will achieve its investment objective. The Fund’s share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Fund. Risks could adversely affect the NAV, total return, and the value of the Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the “Fund Summary” section of this Prospectus. The table below provides additional information regarding the risks of investing in the Fund. The following risks apply to the Fund’s investments in securities directly or through underlying funds or derivatives, as described above.

•Management Risk: The Adviser’s and/or Sub-Adviser’s reliance on proprietary models or judgments about the attractiveness, value, and potential appreciation or depreciation of a particular security or instrument in which the Fund invests may prove to be inaccurate and may not produce the desired results.
•Equity Securities Risk: The Fund may invest in or have exposure to equity securities. Equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment towards equities, changes in a particular issuer’s or industry’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer or industry. Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including earnings power and coverage ratios. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by a fund. In addition, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price
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of common stocks. Common stock prices may fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events that affect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital. Any of the foregoing risks could substantially impact the ability of such an entity to grow its dividends or distributions.
•Fixed-Income Securities Risks.  The Fund may invest in or have exposure to fixed-income securities. Fixed-income securities held by the Fund are or may be subject to interest rate risk, call risk, prepayment and extension risk, credit risk, and liquidity risk, which are more fully described below. Changes in market conditions and government policies may lead to periods of heightened volatility and reduced liquidity in the fixed-income securities market, and could result in an increase in Fund redemptions. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable.
◦Call Risk.  During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. In this event the Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.
◦Credit Risk.  Fixed-income securities are generally subject to the risk that the issuer may be unable or unwilling to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed-income securities involve greater credit risk, including the possibility of default or bankruptcy.
◦Interest Rate Risk.  Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed-income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed-income securities with shorter maturities. The historically low interest rate environment increases the risk associated with rising interest rates. The Fund may be exposed to heightened interest rate risk as interest rates rise from historically low levels.
◦Prepayment and Extension Risk. Many types of fixed-income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed-income security can repay principal faster than expected prior to the security’s maturity. Fixed-income securities subject to prepayment risk can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed-income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.
◦Liquidity Risk. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a position in a timely manner. If this happens, the Fund may be required to hold the security or keep the position open, and it could incur losses.
◦Duration Risk. The Fund can invest in securities of any maturity or duration. Duration is a measure of sensitivity of a security’s price to changes in interest rates. For example, a security with a duration of 2.0 would be expected to decrease in price 2% for every 1% rise in interest rates (the inverse is true as well). Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.
•High-Yield Bond Risk: High-yield fixed-income securities or “junk bonds” are fixed-income securities rated below investment grade. Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal. Junk bonds are subject to greater credit risk than higher-grade securities and have a higher risk of default. Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities. Issuers of junk bonds are often highly leveraged or undergoing restructuring and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations. As a result, junk bonds generally are more sensitive to credit risk and are considered more speculative than securities in the higher-rated categories. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The secondary market for securities that are junk bonds may be less liquid than the markets for higher quality securities, and, as such, may have an adverse effect on the market prices of certain securities.
•Foreign Investment Risk: Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities
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depositories than those in the United States; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. These risks are more pronounced in emerging market countries.
•Market Risk: The net asset value (“NAV”) and investment return of the Fund will fluctuate based on factors such as economic growth and market conditions, interest rate levels, and political events that effect the United States and international investment markets. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced, and may continue to experience, volatility, which may increase risks associated with an investment in the Fund. Certain social, political, economic, environmental, and other conditions and events (such as natural disasters and weather-related phenomena generally, epidemics and pandemics, terrorism, conflicts, and social unrest) may adversely interrupt the global economy and result in prolonged periods of significant market volatility. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. In some cases, for example, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of the issuers. Similarly, the debt markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties. As a result of this significant volatility, many of the following risks associated with an investment in the Fund may be increased. Continuing market volatility may have adverse effects on the Fund.
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions, and the market in general, in ways that cannot necessarily be foreseen.
•Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Emerging markets generally have less stable political systems, less developed securities settlement procedures and may require the establishment of special custody arrangements. Emerging securities markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation as developed markets, which could impact the Adviser's or Sub-Adviser’s ability to evaluate these securities and/or impact Fund performance.
•Real Estate and REITs Risk: REITs are companies that invest in real estate or interests therein. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to possible declines in the value of and demand for real estate, which may cause the value of the Fund to decline. Share prices of REITs may decline because of adverse developments affecting the residential and commercial real estate industry, residential and commercial property values, including supply and demand for residential and commercial properties, the credit performance of residential and commercial mortgages, the economic health of the country or of different regions, and interest rates. In particular, the commercial real estate segment of the real estate market has been under pressure in recent years due various factors, including the COVID pandemic, rising interest rates and the trend of more employees working from home. There is no way to predict how long this trend will continue, and investments tied to commercial real estate, as well as residential real estate, could see significant declines moving forward.
•Commodities Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
•Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
•Tax Risk: In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such
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as commodity futures, to a maximum of 10 percent of its gross income. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.
•Subsidiary Risk: The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund.
•Underlying Funds Risk: Underlying funds are subject to investment advisory or management and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in underlying funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy. These risks could include liquidity risk and sector risk. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and/or other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. It is also possible that an active secondary market for an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities. Additional risks of investing in ETFs are described below:
◦Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying holdings. Accordingly, there may be times when an ETF share trades at a premium or discount to its NAV.
◦Tracking Risk: ETFs in which the Fund invests will not be able to replicate exactly the performance of any indices or prices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities or derivatives. Certain securities comprising an index may, from time to time, temporarily be unavailable, which may further impede the security’s ability to track an index.
•Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
◦Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s or Sub-Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s or Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
◦Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
◦Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case
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of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss.
•Counterparty Risk: The Fund may enter derivative contracts that will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
•Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a futures contract. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
•Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying asset, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
•Limited History of Operations Risk: The Fund has a limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.
•Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers, including in underlying funds that are non-diversified. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.
•Small and Mid-Capitalization Companies Risk: Investing in or having exposure to the securities of small-capitalization (less than $2 billion) and mid-capitalization ($2 to $7 billion) companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.
•Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return unless the securities traded can be bought and sold without corresponding commission costs. The Fund’s turnover rate is expected to be above 100% annually.
•Securities Lending Risk: There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result, the Fund may lose money. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
•U.S. Government Securities Risk: The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks,
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the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).
Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.
•Models and Data Risk: The Fund’s investment exposure is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to securities being included in or excluded from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete. Some of the models used by the Fund are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
•Momentum Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
•Private Fund Risk: The Fund may invest in private investment funds which pursue alternative investment strategies. Certain investment instruments and techniques that a private fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a private fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more private funds. A shareholder will also bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. In addition, interests in a private fund may also be illiquid.

Non-Principal Investment Strategies

Temporary Investments: To respond to adverse market, economic, political, or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. The Fund may be invested in these instruments for extended periods, depending on the Adviser’s or Sub-Adviser’s assessment of market conditions. These short-term debt securities and money market instruments may include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ advisory and operational fees.
The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Fund Holdings Disclosure: A description of the Fund’s policies regarding the release of Fund holdings information is available in the Fund’s Statement of Additional Information (“SAI”).

Cybersecurity: The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shutdown, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate NAV; impediments to trading; the inability of the Fund, the Adviser, the Sub-Adviser and other service providers to transact business;
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violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.
Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment Adviser: Kensington Asset Management, LLC , Barton Oaks Plaza, Bldg II, 901 S Mopac Expressway, Suite 225, Austin, Texas 78746, serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Fund’s investment portfolio. The Adviser is responsible for assuring the Fund’s investments are selected according to the Fund’s investment objective, policies, and restrictions, including oversight of the Sub-Adviser’s role in implementing the Fund’s investment objective, polices and principal investment strategies. The Adviser was formed in 2020 and one of its owners has over twenty years of experience providing investment advisory services to individuals, corporations, charities, and pensions. Pursuant to an investment advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.25% of the average daily net assets with respect to the Fund (inclusive of assets held by the Subsidiary). In addition, the Adviser also serves as the investment adviser to the Subsidiary, pursuant to a separate investment advisory agreement.
A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement with respect to the Fund is available in the Fund’s semi-annual shareholder report for the fiscal period ending June 30, 2025, which is included in the Fund’s Form N-CSR.

Pursuant to an operating expenses limitation agreement, the Adviser has agreed to limit “Operating Expenses” with respect to the Fund, which is defined to include all expenses necessary or appropriate for the operation of the Fund and including the Adviser’s investment advisory or management fee detailed in the investment advisory agreement, and other expenses described in the investment advisory agreement, but does not include any Rule 12b-1 fees, shareholder servicing plan fees, administrative servicing fees, front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, AFFE, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation. The limit for Operating Expenses for the Fund is as follows:

Fund	Operating Expenses Limit
Defender Fund	1.49%

The Adviser retains its right to receive reimbursement of any excess expense payments paid by it pursuant to the operating expenses limitation agreement in future years for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment. The Operating Expense Limitation Agreement is indefinite in term and cannot be terminated through at least April 30, 2027. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser.
Sub-Adviser: The Adviser has engaged Liquid Strategies, LLC to serve as sub-adviser to the Fund. Liquid Strategies, LLC, subject to the supervision of the Adviser, is responsible for the day-to-day management of the portion of the Fund’s portfolio allocated to it by the Adviser, including the purchase, retention, and sale of securities. Founded in 2013, Liquid Strategies, LLC primarily provides investment advisory services to registered investment companies, and currently serves as investment adviser to several exchange-traded funds in addition to the Fund. Liquid Strategies, LLC is a Delaware limited liability company located at 3550 Lenox Road, Suite 2550, Atlanta, Georgia 30326. Liquid Strategies, LLC is an SEC-registered investment adviser.
The Adviser compensates the Sub-Adviser out of the advisory fee that the Adviser receives from the Fund at an annual rate of 0.95%. In addition, the Sub-Adviser also serves as sub-adviser to the Subsidiary, pursuant to a separate sub-advisory agreement.
A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement is available in the Fund’s semi-annual shareholder report for the fiscal period ending June 30, 2025.

Portfolio Managers:

Elio Chiarelli, Jr., Ph.D., AIF®, CPFA
Elio Chiarelli serves as Portfolio Manager of the Sub-Adviser and has over 12 years of experience in investment management, client services, investment fiduciary guidance, and portfolio construction. Prior to joining the Sub-Adviser in 2023, he served as the Chief Investment Officer and Chair of the Investment Committee at Kidder Advisers, Inc. from 2018 to 2023. Mr. Chiarelli also operates his
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own financial advisory firm, Capital Defender Advisors, Inc., where he manages client assets with his investment model which is similar to the Defender Model used for the Fund. He holds a BS in Agricultural Education from Penn State and a MS in Agricultural Education and Food & Resource Economics and a Ph.D. in Entrepreneurship from the University of Florida. Mr. Chiarelli has a strong background in agriculture and economics and is accredited with the Accredited Investment Fiduciary (AIF®) designation from the Center for Fiduciary Studies and the Certified Plan Fiduciary Advisor (CPFA) credential from the National Association of Plan Advisors (NAPA).

Shawn Gibson
Shawn Gibson co-founded the Sub-Adviser in 2013 and serves as a Portfolio Manager and member of the Executive Management Committee. He brings over 25 years of investment experience, primarily in options trading and management. Mr. Gibson started trading options in 1997 with Timber Hill Group, a leading options market making firm. At Timber Hill, he worked as an options market maker at the Pacific Exchange before being promoted to a team in Greenwich, CT responsible for managing the firm's multi-billion-dollar options portfolio. Later, as Head of Options Strategy and Director of Alternative Investments at BB&T, he helped advisors and clients create options-based strategies for hedging and increasing yields. Mr. Gibson holds a B.S. in Commerce from the University of Virginia.

Adam Stewart, CFA
Adam Stewart co-founded the Sub-Adviser in 2013 and serves as a Portfolio Manager and member of the Executive Management Committee and has over 24 years of investment industry experience. Mr. Stewart started his career at Franklin Templeton in 1997 and later held leadership positions, such as Head of Equity Trading at Trusco Capital Management and Director of Trading at Perimeter Capital Management. Mr. Stewart has earned his Chartered Financial Analyst® (CFA) designation in 2001 and holds a B.S. from Auburn University. He brings a wealth of experience in equity trading operations and portfolio management to the Sub-Adviser.

The Fund’s SAI provides additional information about each portfolio manager’s compensation structure, other accounts managed and ownership of shares of the Fund.

HOW SHARES ARE PRICED

Shares of the Fund are sold at NAV. The NAV of the Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NAV considers, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.
Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.
Fixed income securities are valued at the mean of the bid and asked prices as determined by an independent pricing service. Investments in other investment companies, including money market funds, are valued at their NAV per share. ETFs are valued at the last reported sale price on the exchange on which the security is principally traded.
Futures contracts are valued at the settlement price on the exchange on which they are principally traded. For swaps, contract terms are agreed among the counterparty and the Adviser on behalf of the Fund. Pricing services value total return swap contracts using the closing price of the underlying benchmark that the contract is tracking. Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service.
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If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board reviews, no less frequently than annually, the adequacy of the policies and procedures of the Fund and the effectiveness of their implementation. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures.
Foreign securities are generally valued in the same manner as the securities described above. Foreign securities are priced in the local currencies as of the close of their primary exchange or market or as of the close of trading on the NYSE, whichever is earlier. Foreign currencies are translated into U.S. dollars at the exchange rate as provided by a pricing service as of the close of trading on the NYSE. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

HOW TO PURCHASE SHARES

This Prospectus describes Class R Shares of the Fund. Class R Shares are available to certain 401(k) plan participants having self-directed brokerage accounts. There is no investment minimum on reinvested distributions and the Fund and the Adviser may each waive investment minimums at their individual discretion.

Minimum and Additional Investment Amounts: The minimum initial and subsequent investment minimums for the Fund are:

	Initial Investment	Subsequent Investment
Class R	$1,000	$100
Purchasing Shares: Class R Shares of the Fund are offered at NAV and have an Administrative Servicing Fee paid to financial intermediary sponsors of self-directed brokerage account platforms for providing or arranging to provide certain services to Class R beneficial shareholders, which may include, but are not limited to, platform, administrative, reporting, suitability, educational, consultation, and/or other services to the extent permissible under applicable statutes, rules or regulations. Class R Shares may be only be purchased through such financial intermediaries.

Shares of the Fund have not been registered and are not offered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust conclude that such sale is appropriate and is not in contravention of U.S. law.
A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any purchases that do not clear. The Fund and U.S. Bank Global Fund Services, the Fund’s transfer agent (the “Transfer Agent”), will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your initial order will not be accepted until a completed account application (an “Account Application”) is received by the Fund or the Transfer Agent.
Shares of the Fund are purchased at the NAV per share next calculated after your purchase order is received in good order by the Fund (as defined below).
Purchases through Financial Intermediaries: For share purchases through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales from the Fund. Your financial intermediary may charge for the services that it provides to you in connection with processing your transaction order or maintaining an account with them.

If you place an order for the Fund’s shares through a financial intermediary that is authorized by the Fund to receive purchase and redemption orders on its behalf (an “Authorized Intermediary”), your order will be processed at the applicable price next calculated
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after receipt by the Authorized Intermediary, consistent with applicable laws and regulations. Authorized Intermediaries are authorized to designate other Authorized Intermediaries to receive purchase and redemption orders on the Fund’s behalf.
If your financial intermediary is not an Authorized Intermediary, your order will be processed at the applicable price next calculated after the Transfer Agent receives your order from your financial intermediary. Your financial intermediary must agree to send immediately available funds to the Transfer Agent in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received in a timely manner, the Transfer Agent may rescind the transaction and your financial intermediary will be held liable for any resulting fees or losses. Financial intermediaries that are not Authorized Intermediaries may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund.
For more information about your financial intermediary’s rules and procedures, and whether your financial intermediary is an Authorized Intermediary, you should contact your financial intermediary directly.

Purchase Requests Must be Received in Good Order: Your share price will be based on the next NAV per share, plus any applicable sales charge, calculated after the Transfer Agent or an Authorized Intermediary receives your purchase request in good order. “Good order” means that your purchase request includes:

•The name of the Fund;
•The class of shares to be purchased;
•The dollar amount of shares to be purchased;
•Your account application or investment stub; and
•A check payable to the name of the Fund or a wire transfer received by the Fund.

An Account Application to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted. The Fund reserves the right to reject any Account Application or to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund. Purchases may also be rejected from persons believed to be “market-timers,” as described under “Frequent Purchases and Redemptions of Fund Shares,” below. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation. Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.
Upon acceptance by the Fund, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern Time) will be processed at the applicable price next calculated after receipt. Purchase requests received after the close of the NYSE will be processed on the following business day and receive the next business day’s applicable price per share.

Purchase by Mail. To purchase Fund shares by mail, simply complete and sign the Account Application or investment stub and mail it, along with a check made payable to the Fund:

Regular Mail Name of the Fund(s) c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, MO 64121-9252	Overnight or Express Mail Name of the Fund(s) c/o U.S. Bank Global Fund Services 801 Pennsylvania Ave, Suite 219252 Kansas City, MO 64105-1307

The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bank Global Fund Services’ post office box, of purchase or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase or redemption requests is determined at the time the order is received at the Transfer Agent’s offices. All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment.

Purchase by Wire. If you are making your first investment in the Fund, the Transfer Agent must have a completed Account Application before you wire the funds. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at 866-303-8623 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund, the class of shares, your name and your account number so that your wire can be correctly applied. Your bank should transmit immediately available funds by wire to:

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Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Name of the Fund(s)
[Class of shares to be purchased]
[Shareholder Name/Account Registration)]
[Shareholder Account Number]

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern Time) to be eligible for same day pricing. The Fund and U.S. Bank, N.A., the Fund’s custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Investing by Telephone. You may not make initial purchases of Fund shares by telephone. If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Fund and your account has been open for at least 7 business days, you may purchase additional shares by telephoning the Fund toll free at 866-303-8623. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. The minimum telephone purchase amount is $100. If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern Time), shares will be purchased in your account at the applicable price determined on the day your order is placed. Shareholders may encounter higher than usual call waiting times during periods of high market activity. Please allow sufficient time to place your telephone transaction. The Fund is not responsible for delays due to communications or transmission outages or failure. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time).
Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after your initial investment, you may authorize the Fund to withdraw any amount of at least $1,000 that you wish to invest in the Fund, on a monthly or quarterly basis, from your personal checking or savings account. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, the appropriate section in the Account Application must be completed. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the next scheduled investment. A fee will be charged if your bank does not honor the AIP draft for any reason.
Subsequent Investments. Subject to the minimum investment amounts described above, you may add to your account at any time by purchasing shares by mail, telephone or wire. You must call to notify the Fund at 866-303-8623 before wiring. An Invest by Mail form, which is attached to your confirmation statement, should accompany any investments made through the mail. All subsequent purchase requests must include the Fund name and your shareholder account number. If you do not have the Invest by Mail form from your confirmation statement, include your name, address, Fund name and account number on a separate piece of paper.
Anti-Money Laundering Program. The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws and regulations, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•Full name;
•Date of birth (individuals only);
•Social Security or taxpayer identification number; and
•Permanent street address (a P.O. Box number alone is not acceptable).

In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify certain information on your account application as part of the Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Transfer Agent at 866-303-8623.
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Cancellations and Modifications. The Fund will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.

HOW TO REDEEM SHARES

Redeeming Shares: In general, orders to sell or “redeem” shares may be placed directly with the Fund or through a financial intermediary. You may redeem all or part of your investment in the Fund’s shares on any business day that the Fund calculates its NAV.
However, if you originally purchased your shares through a broker-dealer or financial intermediary, your redemption order must be placed with the same financial intermediary in accordance with its established procedures. Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. Your financial intermediary may charge for the services that it provides to you in connection with processing your transaction order or maintaining an account with it.
Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 866-303-8623. Investors redeeming by telephone will be asked whether to withhold taxes from any distribution.
Payment of Redemption Proceeds. You may redeem your Fund shares at a price equal to the NAV per share next determined after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. All requests received by the Fund in good order after the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern Time) will usually be processed on the next business day. Under normal circumstances, the Fund expects to meet redemption requests through the sale of investments held in cash or cash equivalents. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests, the Fund will typically borrow money through the Fund’s bank line-of-credit. The Fund may also choose to sell portfolio assets for the purpose of meeting such requests. The Fund further reserves the right to distribute “in-kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions. Redemptions-in-kind are discussed in greater detail below.
A redemption request will be deemed in “good order” if it includes:
•The shareholder’s name;
•The name of the Fund to be redeemed;
•The class of shares to be redeemed;
•The account number;
•The share or dollar amount to be redeemed; and
•Signatures by all shareholders on the account and signature guarantee(s), if applicable.
Additional documents are required for certain types of redemptions, such as redemptions from accounts held by credit unions, corporations, limited liability companies, or partnerships, or from accounts with executors, trustees, administrators or guardians. Please contact the Transfer Agent to confirm the requirements applicable to your specific redemption request. Redemption requests that do not have the required documentation will be rejected.
While redemption proceeds may be paid by check sent to the address of record, the Fund is not responsible for interest lost on such amounts due to lost or misdirected mail. Redemption proceeds may be wired to your pre-established bank account or proceeds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established for your account. The Fund typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. Wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption. Except as set forth below, proceeds will be paid within seven calendar days after the Fund receives your redemption request. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.

Please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. This delay will not apply if you purchased your shares via wire payment. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of its securities is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the U.S. Securities and Exchange Commission (“SEC”) may by order permit for the
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protection of shareholders. Your ability to redeem shares by telephone will be restricted for 15 calendar days after you change your address. You may change your address at any time by telephone or written request, addressed to the Transfer Agent. Confirmations of an address change will be sent to both your old and new address.
Signature Guarantee. Redemption proceeds will be sent to the address of record. The Transfer Agent may require a signature guarantee for certain requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public. A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required of each owner in the following situations:

•If ownership is being changed on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and
•For all redemptions in excess of $100,000 from any shareholder account where the proceeds are requested to be sent by check.
Non-financial transactions, including establishing or modifying the ability to purchase and redeem Fund shares by telephone and certain other services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
In addition to the situations described above, the Fund and/or the Transfer Agent reserve(s) the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.
Redemption by Mail. You can execute most redemptions by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV per share. Written redemption requests should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
[Name of Fund(s)]	[Name of Fund(s)]
[Name of Class]	[Name of Class]
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 219252	801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307

TYPE OF REGISTRATION	REQUIREMENTS
Individual, Joint Tenants, Sole Proprietorship, Custodial (Uniform Gifts to Minors Act) and General Partners	Redemption requests must be signed by all person(s) required to sign for the account, exactly as it is registered.
Corporations and Associations	Redemption request and a corporate resolution, signed by person(s) required to sign for the account, accompanied by signature guarantee(s).
Trusts
Redemption request signed by the trustee(s). A signature guarantee may be required. See “Signature Guarantee” above for those situations where a signature guarantee is needed. (If the Trustee’s name is not registered on the account, a copy of the trust document certified within the past 60 days is also required.)

The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, a deposit in the mail or with such services, or receipt at the U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the Fund’s Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Wire Redemption. Wire transfers may be arranged to redeem shares. However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.
Telephone Redemption. If you are set up to perform telephone transactions (either through your Account Application or by subsequent arrangements in writing), you may redeem shares in any amount up to $50,000 by instructing the Transfer Agent by telephone at 866-303-8623. You must redeem at least $100 for each telephone redemption. During periods of high market activity, shareholders
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may encounter higher than usual call waiting times. Please allow sufficient time to place your telephone transaction. The Fund is not responsible for delays due to communications or transmission outages or failure.
In order to qualify for, or to change, telephone redemption privileges on an existing account, a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to qualify for, or to change, telephone redemption privileges on an existing account. Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 days before the redemption request. Shareholders may encounter higher than usual call waiting times during periods of high market activity. Please allow sufficient time to place your telephone transaction. The Fund is not responsible for delays due to communication or transmission outages or failures.
Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. The Fund will use reasonable procedures to attempt to confirm that all telephone instructions are genuine, such as requesting a shareholder to correctly state:
•His or her Fund account number;
•The name in which his or her account is registered; and/or
•The Social Security or taxpayer identification number under which the account is registered.
If an account has more than one owner or person authorized to perform transactions, the Fund will accept telephone instructions from any one owner or authorized person.
Systematic Withdrawal Program. If you own shares with a value of $10,000 or more, you may participate in the Systematic Withdrawal Plan. The Fund’s systematic withdrawal option allows you to move money automatically from your Fund account via check to your address of record or to your bank account according to the schedule you select. The minimum systematic withdrawal amount is $100.
To select the systematic withdrawal option, you must check the appropriate box on your New Account Application or submit a written request that should include the frequency, amount of the withdrawal, payment method, the account number and the signature(s) of all owners. You may elect to change or terminate your participation in this Plan at any time by contacting the Transfer Agent at least five days prior to the next scheduled withdrawal. If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporaneous purchases and redemptions may result in adverse tax consequences. For more information about this service, please see call the Transfer Agent at 866-303-8623.
The Fund’s Right to Redeem an Account. The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV of the Fund. The Fund will provide a shareholder with written notice 30 days prior to redeeming the shareholder’s account.
Redemption-in-Kind. The Fund generally pays redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind).
Specifically, if the amount you are redeeming from the Fund during any 90-day period is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds this threshold in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you may incur a taxable capital gain or loss as a result of the distribution. In addition, you will bear any market risks associated with such securities until they are converted into cash.
Cancellations and Modifications. The Fund will not accept a request to cancel or modify a written transaction once processing has begun. Please exercise care when placing a transaction request.

HOW TO EXCHANGE SHARES
You may exchange shares of the Fund for shares in an identically registered account of other funds in the Trust that the Adviser manages of the same class at their respective NAV per share without payment of a fee.
Exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another. As a result, the exchange may have tax consequences. A shareholder could realize short- or long-term capital gains or losses. An exchange request received prior to the close of the NYSE will be made at that day’s closing NAV per share. The Fund reserves the right to refuse the purchase side of any exchange that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. The Fund may modify or terminate the exchange privilege at any time.
Financial advisers (or their agents) maintaining shareholder accounts may charge their customers a processing or service fee in connection with an exchange of Fund shares. The amount and applicability of any such fee is determined and should be disclosed to its
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customers by each financial adviser. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus and the SAI. Your financial adviser should provide you with specific information about any processing or service fees you will be charged.
Certain financial advisers (or their agents) are authorized to accept exchange orders on behalf of the Fund. The Fund will be deemed to have received an exchange order when an authorized financial adviser (or its agent) accepts the exchange order and such order will be priced at the NAV per share next calculated, plus any applicable sales charge, after such order is accepted by the financial adviser (or its agent).
Exchanges By Mail. To exchange Fund shares by mail, simply complete a written request and mail it to the Fund:

Regular Mail	Overnight or Express Mail
[Name of Fund(s)]	[Name of Fund(s)]
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 219252	801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307
The written request must contain the following information:
•Your account number;
•The name of the Fund and Share Class you are exchanging;
•The dollar amount or number of shares you want to sell (and exchange); and
•A completed Account Application for the other funds in the Trust that the Adviser manages into which you want to exchange, if you desire different account privileges than those currently associated with your current Fund account.

TYPE OF REGISTRATION	REQUIREMENTS
Individual, Joint Tenants, Sole Proprietorship, Custodial (Uniform Gifts to Minors Act) and General Partners	Exchange requests must be signed by all person(s) required to sign for the account, exactly as it is registered.
Corporations and Associations	Exchange request and a corporate resolution, signed by person(s) required to sign for the account
Trusts	Exchange request signed by the trustee(s). (If the Trustee’s name is not registered on the account, a copy of the trust document certified within the past 60 days is also required.)
The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, a deposit in the mail or with such services, or receipt at the U.S. Bank Global Fund Services’ post office box, of purchase orders or redemption requests does not constitute receipt by the Fund’s Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.
Exchanges by Telephone. If you are set up to perform telephone transactions (either through your New Account Application or by subsequent arrangements in writing), you may exchange shares in any amount up to $50,000 by instructing the Transfer Agent by telephone at 866-303-8623. You must exchange at least $100 for each telephone exchange. Exchange requests for amounts exceeding $50,000 must be made in writing.
Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. The Fund will use reasonable procedures to attempt to confirm that all telephone instructions are genuine, such as requesting you to correctly state:
•Your Fund account number(s);
•The name in which your account is registered;
•The name of your banking institution;
•Your bank account number; and/or
•The social security or taxpayer identification number under which the account is registered.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading
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practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include, among other things, monitoring trading activity and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise judgment in implementing these tools to the best of their abilities in a manner that they believe is consistent with shareholder interests. Except as noted herein, the Fund intends to apply all restrictions uniformly in all applicable cases.
Monitoring Trading Practices. The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.
Fair Value Pricing. The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board has developed procedures that utilize fair value pricing when reliable market quotations are not readily available or when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “How Shares are Priced.”
Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
The Fund intends to distribute substantially all its net investment income monthly and net capital gains annually. The Fund’s monthly income distributions will be a set amount based on projected annual income of the Fund and as a result it is possible that shareholders will receive some return of capital from time to time.
Distributions of the Fund’s net investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gains, and net gains from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income. To the extent that the Fund’s distributions of net investment company taxable income are designated as attributable to “qualified dividend” income, such income may be subject to tax at the reduced rate of federal income tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the shareholder. To the extent the Fund’s distributions of net investment company taxable income are attributable to net short-term capital gains, such distributions will be treated as ordinary dividend income for the purposes of income tax reporting and will not be available to offset a shareholder’s capital losses from other investments.
Distributions of net capital gains (net long-term capital gains less net short-term capital losses) are generally taxable as long-term capital gains (currently at a maximum rate of 20% for individual shareholders in the highest income tax bracket) regardless of the length of time that a shareholder has owned Fund shares, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA.
Pursuant to provisions of the Health Care and Education Reconciliation Act, a 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates and trusts, subject to certain income thresholds.
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You will be taxed in the same manner whether you receive your distributions (whether of net investment company taxable income or net capital gains) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.
Shareholders who sell, or redeem, shares generally will have a capital gain or loss from the sale or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount of reinvested taxable distributions, if any, the amount received from the sale or redemption and how long the shares were held by a shareholder. Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares within 30 days before or after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the newly purchased shares.
Shareholders will be advised annually as to the federal tax status of all distributions made by the Fund for the preceding year. Distributions by the Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI.
This section assumes you are a U.S. shareholder and is also not intended to be a full discussion of federal tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

DISTRIBUTION OF SHARES

Distributor: Quasar Distributors, LLC (the “Distributor”) is located at 190 Middle Street, Suite 301, Portland, Maine 04101, and serves as distributor and principal underwriter to the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Fund are offered on a continuous basis.
Compensation to Financial Intermediaries
The Fund may pay service fees to intermediaries, such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder and administrative services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts, accounts traded through registered securities clearing agents, or self-directed brokerage account platforms. Class R Shares of the Fund have an Administrative Servicing Fee paid to financial intermediary sponsors of self-directed brokerage account platforms for providing certain platform and administrative services and advisory services to platform participants.
The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments to intermediaries who sell shares of the Fund. These payments and compensation are in addition to service fees paid by the Fund, if any. Payments are generally made to intermediaries that provide shareholder servicing, marketing support or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs. Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to the Fund. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Householding: In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 866-303-8623 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This householding policy does not apply to account statements.
Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 866-303-8623 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years or shorter period as applicable. The financial highlights for the Fund reflects the return for Institutional Class Shares of the Fund (which are not offered in this prospectus), as the Class R Shares of the Fund have not completed an initial fiscal period as of the date of this prospectus. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The December 31, 2025, December 31, 2024 and December 31, 2023, audited financial statements of the Fund have been audited by Cohen & Company, Ltd., the Fund’s independent Registered Public Accounting Firm whose report, along with the Fund’s financial statements, are included in the Fund’s December 31, 2025 annual report, which is available upon request. Financial statements from prior fiscal years are available upon request.
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FINANCIAL HIGHLIGHTS (Continued)

Kensington Defender Fund
Institutional Class	Year Ended December 31,		Period Ended December 31, 2023(a)
	2025	2024
PER SHARE DATA:
Net asset value, beginning of period	$10.01	$10.07	$10.00
INVESTMENT OPERATIONS:
Net investment income(b)	0.15	0.12	0.11
Net realized and unrealized gain (loss) on investments(c)	1.14	0.47	0.07
Total from investment operations	1.29	0.59	0.18
LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	(0.44)	(0.11)
Net realized gains	(0.13)	(0.21)	—
Return of Capital	—	—(g)	—
Total distributions	(0.55)	(0.65)	(0.11)
Net asset value, end of period	$10.75	$10.01	$10.07
Total return(d)	13.17%	5.86%	1.80%
SUPPLEMENTAL DATA AND RATIOS:(e)
Net assets, end of period (in thousands)	$80,256	$63,346	$44,731
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(f)	1.57%	1.60%	2.22%
After expense reimbursement/recoupment(f)	1.49%	1.49%	1.49%
Ratio of net investment income (loss) to average net assets(f)	1.41%	1.10%	3.78%
Portfolio turnover rate(d)	260%	353%	182%
(a)Inception date of the Fund was May 31, 2023.
(b)Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(d)Not annualized for periods less than one year.
(e)Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(f)Annualized for periods less than one year.
(g)Amount per share rounds to $0.00.
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PRIVACY NOTICE

The Fund collects only relevant information about you that the law allows or requires them to have in order to conduct their business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about their shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires their third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.
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Adviser	Kensington Asset Management, LLC Barton Oaks Plaza, Bldg II, 901 S Mopac Expressway, Suite 225 Austin, Texas 78746	Distributor	Quasar Distributors, LLC 190 Middle Street, Suite 301 Portland, Maine 04101
Sub-Adviser	Liquid Strategies, LLC 3550 Lenox Road, Suite 2550 Atlanta, Georgia 30326	Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 342 North Water Street, Suite 830 Milwaukee, Wisconsin 53202
Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004
Custodian	U.S. Bank N.A. 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212

Additional information about the Fund is included in the Fund’s SAI dated April 30, 2026, and is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

To obtain a free copy of the SAI and the annual and semi-annual reports to shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call toll-free 866-303-8623 or visit www.kensingtonassetmanagement.com/funds/documents. You may also write to:

Regular Mail	Overnight or Express Mail
[Name of Fund(s)]	[Name of Fund(s)]
[Name of Class]	[Name of Class]
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 219252	801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-22525)

Ticker Symbol

Kensington Managed Income Fund	Class A Shares (KAMAX) Institutional Class Shares (KAMIX) Class C Shares (KAMCX)

Kensington Dynamic Allocation Fund	Class A Shares (KAGAX) Institutional Class Shares (KAGIX) Class C Shares (KAGCX)

Kensington Active Advantage Fund	Institutional Class Shares (KADIX)

Kensington Defender Fund	Institutional Class Shares (DFNDX) Class R Shares (DFNRX))

Statement of Additional Information
April 30, 2026
This Statement of Additional Information (the “SAI”) provides general information about the Kensington Managed Income Fund, Kensington Dynamic Allocation Fund, Kensington Active Advantage Fund, and Kensington Defender Fund (each a “Fund” and together the “Funds”), each a series of Managed Portfolio Series (the “Trust”). The Kensington Managed Income Fund and the Kensington Dynamic Allocation Fund are successors to series of Advisors Preferred Trust (the “Managed Income Predecessor Fund” and the “Dynamic Allocation Predecessor Fund”, respectively, and together, the “Predecessor Funds”). This SAI is not a prospectus and should be read in conjunction with the Funds’ current prospectus dated April 30, 2026 (the “Prospectus”), as supplemented and amended from time to time. In addition, the Funds’ audited financial statements for the fiscal year ended December 31, 2025, are incorporated herein by reference to the Funds’ annual report dated December 31, 2025. To obtain a copy of the Prospectus and/or annual report, free of charge, please write or call the Funds at the address or toll-free telephone number below, or visit the Kensington Funds’ website at https://www.kensingtonassetmanagement.com/fund-prospectuses-summary-prospectuses/.
Kensington Funds
c/o U.S. Bank Global Fund Services
P.O. Box 219252
Kansas City, MO 64121-9252
844-577-3863

The Trust
The Trust is a Delaware statutory trust organized on January 27, 2011, and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company. Each Fund is a series, or mutual fund, of the Trust. The Kensington Managed Income Fund (“Managed Income Fund”) and Kensington Dynamic Allocation Fund (“Dynamic Allocation Fund”) have three classes of shares: Class A, Institutional Class, and Class C shares. The Kensington Defender Fund (“Defender Fund”) has two classes of shares: Institutional Class and Class R shares. The Kensington Active Advantage Fund (“Active Advantage Fund”) has one class of shares: Institutional Class shares. The Funds are non-diversified series and have their own investment objectives and policies.
Shares of other series of the Trust are offered in separate prospectuses and SAIs. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series of the Trust. The Funds’ Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov. As permitted by Delaware law, the Trust’s Board of Trustees (the “Board”) may create additional classes of the Funds and may create additional series (and classes thereof) of the Trust and offer shares of these series and classes under the Trust at any time without the vote of shareholders. Effective as of the close of business June 24, 2022, the Managed Income Predecessor Fund reorganized into the Kensington Managed Income Fund and the Dynamic Allocation Predecessor Fund reorganized into the Kensington Dynamic Allocation Fund (the “Reorganization”). The Funds have the same investment objectives and substantially similar investment strategies as the Predecessor Funds.
All shares of a series shall represent an equal proportionate interest in the assets held with respect to that series (subject to the liabilities held with respect to that series and such rights and preferences as may have been established and designated with respect to classes of shares of such series), and each share of a series shall be equal to each other share of that series.
Shares are voted in the aggregate and not by series or class, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interest of a particular series or class. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.
The Trust is not required to hold annual meetings of shareholders, and does not normally do so. Meetings of the shareholders shall be called by any member of the Board upon written request of shareholders holding, in the aggregate, not less than 10% of the shares, with such request specifying the purpose or purposes for which such meeting is to be called.
Interests in the Funds are represented by shares of beneficial interest, each with no par value per share. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to a Fund and is entitled to such distributions out of the income belonging to a Fund as may be declared by the Board.
The Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series without materially changing the proportionate beneficial interest of the shares of that series in the assets belonging to that series or materially affecting the rights of shares of any other series. In case of the liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series (or class thereof) are borne by that series (or class). Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board to all applicable series (and classes thereof) in such manner and on such basis as deemed fair and equitable. No shareholder is liable to further calls for the payment of any sum of money or assessment whatsoever with respect to the Trust or any series of the Trust without his or her express consent.
All consideration received by the Trust for the issue or sale of a Fund’s shares, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any fund or payments derived from any reinvestment of such proceeds, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.
Kensington Asset Management, LLC (the “Adviser” or “Kensington”) serves as the investment adviser for the Funds. Liquid Strategies, LLC (the “Sub-Adviser” or “LS”) serves as sub-adviser to the Defender Fund.
Investment Objective, Policies, Strategies and Associated Risks
The following discussion supplements the description of the Funds’ principal investment strategies and principal risks set forth in the Prospectus. Unless an investment strategy or policy described below is specifically prohibited by the investment restrictions listed in
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the Prospectus, under the “Fundamental and Non-Fundamental Investment Limitations” in this SAI, or by applicable law, the Funds may hold securities and engage in various strategies as described hereafter, but are not obligated to do so. The Funds might not invest in all of these types of securities or use all of these techniques at any one time. Each Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund’s investment objective, policies and restrictions described in the Funds’ Prospectus and/or this SAI, as well as by applicable laws.
Investment Objective
The investment objective of each Fund is set forth under the “Summary Section” in the Funds’ Prospectus.
Percentage Limitations
Each Fund’s compliance with its investment policy and limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, except with respect to borrowing or illiquid investments, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with a Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders.
Market Volatility
U.S. and international markets have from time to time experienced significant volatility. Certain social, political, economic, environmental and other conditions and events (such as natural disasters and weather-related phenomena generally, epidemics and pandemics, terrorism, conflicts and social unrest) may adversely interrupt the global economy and result in prolonged periods of significant market volatility. During certain volatile periods, the fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties. At times, concerns have spread to domestic and international equity markets. In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Continued volatility may have adverse effects on the Funds, thus the risks discussed below and in the Prospectus may increase.
Equity Securities
An equity security represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk affects a Fund’s net asset value per share (“NAV”), which will fluctuate as the value of the securities it holds changes. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted. Common stocks and preferred stocks are examples of equity securities. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease.
Asset-Backed Securities and Collateralized Debt Obligations
The Funds may invest in asset-backed securities and collateralized debt obligations (“CDOs”). Asset-backed securities and CDOs are created by the grouping of certain governmental, government related and private loans, receivables and other non-mortgage lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches are entitled to receive regular installments of principal and interest, other tranches are entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches are only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.
Investors in CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to
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senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA and the latter receiving ratings of B to BBB. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.
Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities and CDOs can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to a Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.
The credit characteristics of asset-backed securities and CDOs also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.
Brady Bonds
Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.
Certificates of Deposit and Bankers’ Acceptances
Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
Closed-End Investment Companies
The Funds may invest in closed-end investment companies. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading, for example, on the New York Stock Exchange (“NYSE”), the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.
The Funds generally will purchase shares of closed-end funds only in the secondary market. The Funds will incur normal brokerage costs on such purchases similar to the expenses a Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Funds purchased such securities in the secondary market.
The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value (“NAV”) per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.
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The Funds may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of a Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds.
Closed-end funds may issue senior securities (including preferred stock and debt obligations) to leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV value than an investment in shares of investment companies without a leveraged capital structure.
Commercial Paper
The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.
Convertible Securities
Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.
Corporate Debt
Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Funds consider corporate debt securities to be of investment grade quality if they are rated BBB- or higher by S&P or Baa3 or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. A Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore, an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to a Fund. A Fund’s investments in debt instruments may be in the form of a zero-coupon bond or other original issue discount (“OID”) instruments. The following risks are created by investing in OID instruments.
a.The higher interest rates of OID instruments reflect the payment deferral and credit risk associated with them. Investors in a Fund share the risks and rewards of OID and market discount. These risks, however, are not shared by the Adviser, who in the case of payment-in-kind (“PIK”) loans, collect higher asset-based fees with no deferral of cash payments and no repayment obligation to a Fund if any of these loans are uncollectible.
b.OID instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.
c.OID instruments generally represent a significantly higher credit risk than coupon loans.
d.OID income received by a Fund may create uncertainty about the source of the Fund’s cash distributions. For accounting purposes, any cash distributions to shareholders representing OID or market discount income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. Thus, although a distribution of OID or market discount interest comes from the cash invested by shareholders, Section 19(a) of the Investment Company Act of 1940 (the “1940 Act”) does not require that shareholders be given notice of this fact by reporting it as a return of capital.
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e.In the case of PIK debt, the deferral of PIK interest has the simultaneous effects of increasing the assets under management and increasing the management fee at a compounding rate. In addition, the deferral of PIK interest also reduces the loan-to-value ratio at a compounding rate.
Depositary Receipts
Sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs.
Emerging Markets Securities
Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.
Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
Exchange-Traded Funds
A Fund may invest in a range of exchange-traded funds (“ETFs”). ETFs may include, but are not limited to, Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDS, SM Nasdaq-100 Index Tracking Stock (“QQQs”), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50 and Fortune 50. Additionally, a Fund may invest in new exchange traded shares as they become available.
SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM (“S&P 500 Index”). SPDRs trade on the NYSE Arca under the symbol SPY. The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the NYSE Arca under the symbol MDY. DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow. The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index. The DIAMONDS Trust’s shares trade on the NYSE Arca under the symbol DIA. QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasdaq 100 Index by holding shares of all the companies on the Index. Shares trade on the NYSE Arca under the symbol QQQ. The iShares are managed by BlackRock (“BlackRock”). They track 80 different indexes, including sector/industry indexes (such as the S&P Financial Sector Index), bond indexes (such as the Barclay’s Capital U.S. Aggregate Index and the Barclay’s Capital 1-3 Year Treasury Bond Index) and international indexes (such as the S&P Europe 500
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Index). Each iShares international ETF represents a broad portfolio of publicly traded stocks in a selected country. Each iShares international ETF seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International (“MSCI”) Index. BlackRock offers six iShares fixed income ETFs that track a particular Barclay’s Capital bond index. ETFs (both stock and fixed income) are subject to all of the common stock risks, and the international iShares are subject to all of the foreign securities risks described above. Investments in SPDRs, DIAMONDS, QQQs and iShares are considered to be investments in investment companies, see “Investments in Other Investment Companies” below.
When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which a Fund may be more heavily invested will vary.
The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. A fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if a fund’s manager believes it is in the relevant fund’s interest to do so. A fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by a fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.
There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire NAV falls below a certain amount. Although a Fund believes that, in the event of the termination of an underlying ETF the Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent a Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.
Foreign Securities
Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.
Futures Contracts
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, commodity, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities as well as commodities. U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (the “CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. A Fund may invest in futures traded on a foreign exchange, which may be subject to fewer regulations and investors protections.
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The Funds may at times engage in futures transactions for hedging purposes, to gain exposure to a particular asset or asset class or to enhance returns. This means that a purpose in entering into futures contracts is to protect a Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security or other reference asset; or to seek outright returns. For example, if a Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.
If a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund’s interest rate futures contract will increase, thereby keeping the NAV of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, a Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.
Risk Factors in Futures Transactions
Liquidity Risk. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of two days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions also could be impaired.
Risk of Loss. Although a Fund may believe that the use of such contracts will benefit the Fund, the Fund’s overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser’s investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.
The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. A Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes and to seek returns.
Correlation Risk. The prices of futures contracts depend primarily on the value of their underlying instruments or reference asset, such as a commodity. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly the Fund’s current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for
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example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.
Futures prices can also diverge from the prices of their underlying instruments or reference asset, even if the underlying instruments closely correlate with the Fund’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments or reference asset and the time remaining until expiration of the contract. Those factors may affect securities or commodity prices differently from futures prices. Imperfect correlations between a Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities or commodities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.
Margin Requirements:
The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits:
•Are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded; and
•Are similar to good faith deposits or performance bonds.
Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers.
Forward Contracts
A Fund may use forward contracts to achieve substantially similar strategies as those executed using futures contracts. A forward contract is an obligation to purchase or sell an asset at a future date at a price agreed upon by the parties. A Fund may either accept or make delivery of the asset at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund may engage in forward contracts for hedging or investment purposes. Forward contracts are not traded on regulated exchanges and incur the risk of default by the counter party to the transaction.
Foreign Currency Transactions
A Fund may enter into foreign currency futures contracts and forward currency contracts to hedge or seek returns. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency, at a future date at a price set at the time of the contract. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund will engage in foreign currency futures contracts and forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates or as an investment strategy. Forward currency contracts are not traded on regulated commodities exchanges. Any Fund entering into a forward currency contract incurs the risk of default by the counter party to the transaction.
There can be no assurance that a liquid market will exist when a Fund seeks to close out a foreign currency futures or forward currency position, in which case the Fund might not be able to effect a closing purchase transaction at any particular time. While these contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.
Although a Fund values assets daily in U.S. dollars, it does not intend to physically convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”)
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between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.
Options on Foreign Currencies
A Fund may invest in call and put options on domestic and foreign securities and foreign currencies. A Fund may purchase and write call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated, or as an investment strategy. A call option on a foreign currency gives the purchaser the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. A Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.
A Fund may employ hedging strategies with options on currencies before the Fund purchases a foreign security denominated in the hedged currency, during the period the Fund holds the foreign security, or between the day the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should increase relative to the U.S. dollar. A Fund will purchase options on foreign currencies for hedging purposes and may also speculate in options on foreign currencies. A Fund may invest in options on foreign currencies which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.
An option position on a foreign currency may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will typically purchase exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If the Fund cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.
Swap Agreements
A Fund may enter into swap agreements for purposes of attempting to gain exposure to equity, debt, commodities or other asset markets without actually purchasing those assets, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.
Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.
Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV value at least equal to the accrued excess will be maintained in an account with the Custodian. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.
Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
A Fund may enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the
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particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.
Credit Default Swap Agreement and Credit Default Index Swap Agreement Risk
The Funds may enter into credit default swap agreements, credit default index swap agreements and similar agreements as a “buyer” or as a “seller” of credit protection. The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not then held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund’s net cash flows over the life of the contract will be the initial up-front amount paid or received minus the sum of the periodic payments made over the life of the contract. However, if a credit event occurs, a Fund may elect to receive a cash amount equal to the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. As a seller of protection, a Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event. In addition, at the inception of the agreement, a Fund may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, a Fund will be generally obligated to pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Adviser does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based. Additionally, if a Fund is a seller of a credit default swap and a credit event occurs, the Fund could suffer significant losses.
Options
A Fund may utilize call and put options, on securities and/or futures, to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The ability of a Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. A Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.
A Fund may write (sell) covered call options and covered put options and purchase call and put options. The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund’s NAV per share and to generate additional revenues.
A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium. A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option. When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller if such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.
When a Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund. The Fund’s gain on the sale of a put option is limited to the premium received. The Fund’s potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised and the premium received. Although
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the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund’s ability to detect the movement in the security’s price and to execute a closing transaction at the appropriate time.
A Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the relevant Fund’s objective. A Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position. Consistent with the investment policies of the relevant Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security. Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.
A Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. A Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position. The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.
Regulation as a Commodity Pool Operator
To the extent a Fund invests in “commodity interests” as defined under the Commodity Exchange Act (the “CEA”), the Adviser, with respect to such Fund, intends to file with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the CEA, as amended, and Rule 4.5 of the Commodity Futures Trading Commission promulgated thereunder, with respect to such Fund’s operations. Accordingly, neither the Funds, nor the Adviser or the Sub-Adviser to the Defender Fund, is subject to registration or regulation as a commodity pool operator or commodity trading advisor.
Cayman Subsidiary (Defender Fund)
Investment in the Subsidiary (as defined below) is expected to provide the Defender Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service revenue rulings. A Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. The Defender Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of a Subsidiary will be sold or offered to other investors.
It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, such as swap agreements and commodity futures, but the Subsidiary may also invest in other investments and cash instruments to serve as margin or collateral for the Subsidiary’s derivative positions. Although the Defender Fund may enter into these commodity-linked derivative instruments directly, the Defender Fund will likely gain exposure to these derivative instruments indirectly by investing in its Subsidiary. The Defender Fund’s investment in the Subsidiary may vary depending on the types of instruments selected by the Adviser to gain exposure to the commodities markets. To the extent that the Defender Fund invests in the Subsidiary, the Defender Fund may be subject to the risks associated with the above mentioned derivative instruments and other securities, which are discussed elsewhere in the Prospectus and this SAI.
While the Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in the applicable Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Defender Fund and/or the Subsidiary to operate as described in the applicable Prospectus and this SAI and could negatively affect the Defender Fund and its shareholders.
High Yield Securities
A Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the rating agencies (e.g., BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments.
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Risk Factors for Yield Securities:
Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. An Underlying Fund also may incur additional expenses in seeking recovery from the issuer.
Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.
Valuation Difficulties. It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.
Liquidity. There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, an Underlying Fund that invests in lower-rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.
Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.
New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally insured savings and loan associations to divest their investments in high-yield, high-risk bonds. New legislation, if enacted, could have a material negative effect on an Underlying Fund’s investments in lower-rated securities.
High-yield, high-risk investments may include the following:
Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.
Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.
Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.
Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.
These are bonds commonly sold without registration under the Securities Act of 1933, as amended (“933 Act”), usually to a relatively small number of institutional investors.
Convertible Securities. These are bonds or preferred stock that may be converted to common stock.
Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.
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Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less-developed countries (“LDCs”).
Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.
Borrowing
The Funds may engage in borrowing. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of a Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Illiquid Investments
A Fund may be invested in securities that become illiquid investments, which may include securities that are not readily marketable and securities that are not registered under the Securities Act. A Fund may not acquire any illiquid investments if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The term “illiquid investments” for this purpose means any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of Rule 22e-4 under the 1940 Act. A Fund may not be able to sell illiquid investments when the Adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. In addition, the sale of illiquid investments also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of investments that are more liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investments in illiquid investments may have an adverse impact on NAV.
Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the Securities Act, which provides a safe harbor from Securities Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, a Fund may make such investments. Whether or not such investments are illiquid depends on the market that exists for the particular investment. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. An investment which when purchased enjoyed a fair degree of marketability may subsequently become illiquid. In such event, appropriate remedies are considered to minimize the effect on a Fund’s liquidity.
Indexed Securities
A Fund may purchase indexed securities consistent with its investment objectives. Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the U.S. and abroad. Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid.
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Insured Bank Obligations
A Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank, if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.
Investment Company Securities
A Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act, and the Fund’s investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.
Generally, under Section 12(d) (1) of the 1940 Act, a Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the “3% Limitation”) or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act allows a Fund to exceed the 5% limitation and the 10% limitation described above. Section 12(d)(1)(F) of the 1940 Act, provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. A Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees. In addition, Rule 12d1-4 of the 1940 Act permits a Fund to invest in other investment companies (or other investment companies to invest in the Fund) beyond the statutory limits of Section 12(d)(1), subject to certain conditions. Each Fund reserves the right to rely on Rule 12d1-4 as well as other available exceptions to the provisions of Section 12(d)(1), including Section 12(d)(1)(F).
Lending Portfolio Securities
A Fund may lend its securities in order to increase the return on its portfolio. The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Fund must receive at least 102% collateral for domestic securities and 105% cash collateral for foreign securities from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice.
A Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In addition, a Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, a Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, a Fund will have to cover the loss when repaying the collateral.
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The Board appoints agents to be responsible for monitoring the creditworthiness of borrowers. To the extent a Fund is participating in securities lending, on a quarterly basis, the Board reviews a report regarding the Fund’s loans. Such report includes, among other things, the identity and value of all securities comprising each loan, the length of time that the loan has been outstanding, the amount earned by the Fund, the amount of fees paid in connection with the loan and the ratio of the value of the collateral to the value of the loan.
Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that a Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.
The Funds participate in a securities lending arrangement where each Fund lends certain of its portfolio securities to brokers, dealers and financial institutions (not with individuals) in order to receive additional income and increase the rate of return of its portfolio. U.S. Bancorp Asset Management, Inc. serves as each Fund’s securities lending agent. For the most recent fiscal period year December 31, 2025, the Funds’ securities lending activities resulted in the following:

	Managed Income Fund	Dynamic Allocation Fund	Active Advantage Fund	Defender Fund
Gross income from securities lending activities:	$6,166,932	$3,626,782	$369,110	$680,799
Fees and/or compensation for securities lending activities and related services:	—	—	—	—
Fees paid to securities lending agent from a revenue split	-$122,069	-$43,866	-$10,279	-$12,174
Fees paid for any cash collateral management service that are not included in the revenue split	-$41,419	-$24,949	-$2,454	-$4,603
Administrative fees not included in revenue split	—	—	—	—
Indemnification fee not included in revenue split	—	—	—	—
Rebates (paid to borrower)	-$5,515,167	-$3,382,499	-$315,262	-$615,329
Other fees not included in revenue split (specify)	—	—	—	—
Aggregate fees/compensation for securities lending activities	-$5,678,655	-$3,451,314	-$327,995	-$632,106
Net income from securities lending activities:	$488,277	$175,468	$41,115	$48,693
Mortgage-Backed Securities
A Fund may invest in mortgage-backed securities. Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators. Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as the Ginnie Mae, Fannie Mae and Freddie Mac. A Fund does not intend to invest in commercial mortgage-backed securities. Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.
While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected. The types of residential mortgage-backed securities in which a Fund may invest may include the following:
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Guaranteed Mortgage Pass-Through Securities. A Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.
Private Mortgage Pass-Through Securities. Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.
Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.
Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”).
Multi-class pass-through securities are equity interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide a Fund to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit.
In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.
A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.
Ginnie Mae Certificates. Ginnie Mae is a wholly owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.
The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the
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mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one-to-four family housing units.
Fannie Mae Certificates. Fannie Mae is a federally chartered and privately-owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.
Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.
Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects. On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.
Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.
Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.
Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
Federal Home Loan Bank Securities. The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act. The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member-banks which are owned by over 8,000 member community financial institutions. The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding. Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder
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vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.
The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and the Fund is channeled to member financial institutions to fund mortgages, community development, and affordable housing.
Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U.S. government. The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHL Banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).
Municipal Securities
A Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Although the interest earned on many municipal securities is exempt from federal income tax, a Fund may invest in taxable municipal securities.
Municipal securities share the attributes of a debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).
Under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.
Preferred Stock
Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends, but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the relevant Fund. Furthermore, preferred stock dividends are not guaranteed, and management can elect to forego the preferred dividend, resulting in a loss to the Fund.
Publicly Traded Partnerships
A Fund may invest in publicly traded partnerships (“PTPs”). PTPs are limited partnerships the interests in which (known as “units”) are traded on public exchanges, just like corporate stock. PTPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties). Publicly traded partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships. Publicly traded partnerships are also called master limited partnerships and public limited partnerships. A limited partnership has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. When an investor buys units in a PTP, he or she becomes a limited partner. PTPs are formed in several ways. A non-traded partnership may decide to go public. Several non-traded partnerships may “roll up” into a single PTP. A corporation may spin off a group of assets or part of its business into a PTP of which it is the general partner, either to realize what it believes to be the assets’ full value or as an alternative to issuing debt. A corporation may fully convert to a PTP, although since 1986 the tax consequences have made this unappealing; or, a newly formed company may operate as a PTP from its inception.
There are different types of risks to investing in PTPs including regulatory risks and interest rate risks. Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of earnings. If the government were to change
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PTP business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long. In addition, PTP’s which charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect a PTPs revenue stream negatively. PTPs also carry some interest rate risks. During increases in interest rates, PTPs may not produce decent returns to shareholders.
Income Trusts
A Fund may invest in income trusts which are investment trusts that hold assets that are income producing. The income is passed on to the “unitholders.” Each income trust has an operating risk based on its underlying business. The term may also be used to designate a legal entity, capital structure and ownership vehicle for certain assets or businesses. Shares or “trust units” are traded on securities exchanges just like stocks. Income is passed on to the investors, called unitholders, through monthly or quarterly distributions. Historically, distributions have typically been higher than dividends on common stocks. The unitholders are the beneficiaries of a trust, and their units represent their right to participate in the income and capital of the trust. Income trusts generally invest funds in assets that provide a return to the trust and its beneficiaries based on the cash flows of an underlying business. This return is often achieved through the acquisition by the trust of equity and debt instruments, royalty interests or real properties. The trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.
Each income trust has an operating risk based on its underlying business; and, typically, the higher the yield, the higher the risk. They also have additional risk factors, including, but not limited to, poorer access to debt markets. Similar to a dividend paying stock, income trusts do not guarantee minimum distributions or even return of capital. If the business starts to lose money, the trust can reduce or even eliminate distributions; this is usually accompanied by sharp losses in a unit’s market value. Since the yield is one of the main attractions of income trusts, there is the risk that trust units will decline in value if interest rates offering in competing markets, such as in the cash/treasury market, increase. Interest rate risk is also present within the trusts themselves because they hold very long-term capital assets (e.g. pipelines, power plants, etc.), and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset, and the life of the financing associated with it. In an increasing interest rate environment, not only does the attractiveness of trust distributions decrease, but quite possibly, the distributions may themselves decrease, leading to a double whammy of both declining yield and substantial loss of unitholder value. Because most income is passed on to unitholders, rather than reinvested in the business, in some cases, a trust can become a wasting asset unless more equity is issued. Because many income trusts pay out more than their net income, the unitholder equity (capital) may decline over time. To the extent that the value of the trust is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the value of the trusts. Generally, income trusts also carry the same risks as dividend paying stocks that are traded on stock markets.
Real Estate Investment Trusts (“REITs”)
A Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the relevant Fund.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code and failing to maintain their exemption from registration under the 1940 Act.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.
Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:
•limited financial resources;
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•infrequent or limited trading;
•more abrupt or erratic price movements than larger company securities; and
•in addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.
Repurchase Agreements
A Fund may invest in fully collateralized repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions. A Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.
Rights
Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to a Fund. Another risk is the underlying common stock may not reach the Adviser’s anticipated price within the life of the right.
Short Sales
A Fund may seek to realize additional gains or hedge investments by selling a security short. A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. Until the short position is closed out, the Fund also will incur fees and other transaction costs.
The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases. The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security.
A Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price.
The Funds may also take short positions through the use of derivative instruments.
STRIPS
The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations. Because the principal portion of the
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STRIP does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.
Time Deposits and Variable Rate Notes
A Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.
The commercial paper obligations which a Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to each Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.
U.S. Government Securities
A Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.
A Fund's investments in U.S. Government securities may include agency step-up obligations. These obligations are structured with a coupon rate that “steps-up” periodically over the life of the obligation. Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option. Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment. Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation. However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate. If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest. As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.
Warrants
Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk in investing in warrants is the Adviser might miscalculate their value, resulting in a loss to a Fund. Another risk is the warrants will not realize their value because the underlying common stock does reach the Adviser’s anticipated price within the life of the warrant.
When-Issued, Forward Commitments and Delayed Settlements
A Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives.
A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.
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The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Funds do not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.
Fundamental and Non-Fundamental Investment Limitations
The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of a Fund, as defined under the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented at the meeting in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund.
The Funds may not:
1.Issue senior securities, borrow money or pledge their assets, except that (i) a Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery, or forward delivery basis, or short sales in accordance with its objectives and strategies;
2.Underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);
3.Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although a Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);
4.Purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;
5.Make personal loans of money or loans of its assets to persons who control or are under common control with a Fund (except that a Fund may lend its portfolio securities, enter into repurchase agreements, purchase debt securities consistent with the investment policies of the Fund, and invest in loans, including assignments and participation interests); or
6.Invest in the securities of any one industry or group of industries if, as a result, 25% or more of a Fund’s total assets would be invested in the securities of such industry or group of industries; except that, the foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements with respect thereto.
Management of the Funds
Board of Trustees
The management and affairs of the Funds are supervised by the Board. The Board consists of three individuals. The Trustees are fiduciaries and are governed by the laws of the State of Delaware in this regard. The Board establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.
The Role of the Board of Trustees
The Board provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser; Quasar Distributors, LLC, the Funds’ principal underwriter (the “Distributor”); U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ administrator (the “Administrator”) and transfer agent (the “Transfer Agent”); and U.S. Bank, N.A., the Funds’ Custodian, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, Administrator, Custodian and Transfer Agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this
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oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal “Board Meetings,” which are held four times per year, in person, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust’s investments, operations, or activities.
Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board is comprised of three Trustees that are not considered to be “interested persons” of the Funds, as defined by the 1940 Act (“Independent Trustees”) – Messrs. David A. Massart, David M. Swanson and Robert J. Kern. Accordingly, 100% of the members of the Board are Independent Trustees, who are Trustees that are not affiliated with: the investment adviser or sub-adviser to the Fund, affiliates of the investment adviser or sub-adviser to the Fund, or other service providers to the Fund. Prior to July 6, 2020, Mr. Kern was considered an “interested person” of the Trust as defined in the 1940 Act (“Interested Trustee”). He was considered an Interested Trustee by virtue of the fact that he had served as a board member of Quasar Distributors, LLC, which acts as principal underwriter to many of the Trust’s series and had been an Executive Vice President of the Administrator. The Board has established two standing committees, an Audit Committee and a Nominating & Governance Committee. The Committees are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating & Governance Committee are comprised entirely of Independent Trustees. The Independent Trustees have engaged independent counsel to advise them on matters relating to their responsibilities in connection with the Trust, as well as the Funds.
The Independent Trustees have appointed David A. Massart as Chairman. Mr. Massart also serves as lead Independent Trustee with responsibilities to coordinate activities of the Independent Trustees, act as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, help to set Board meeting agendas, and serve as chair during executive sessions of the Independent Trustees.
In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating & Governance Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board because of his experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.
The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the affiliated or unaffiliated nature of each investment adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s series.
The Board has determined that the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating & Governance Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the composition of the Board and the function and composition of its various committees as described above, the Trust has determined that the Board’s leadership structure is appropriate.
Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counter-party risk, compliance risk, operational risk, business continuity risk, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, the Trustees meet with the President, Treasurer and the Funds’ independent registered public accounting firm to discuss, among other things, the internal control structure of the Funds’ financial reporting function. The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks.
Trustees and Officers
The Trustees and officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.
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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee and Chairman	Indefinite Term; Since April 2011	22	Partner and Managing Director, Beacon Pointe Advisors, LLC (since 2022); Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-2021).	Independent Trustee, ETF Series Solutions (55 Portfolios) (2012-Present).
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee and Nominating & Governance Committee Chairman	Indefinite Term; Since April 2011	22	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-Present).	Independent Trustee, RiverNorth Funds (3 Portfolios) (2018 to Present); RiverNorth Managed Duration Municipal Income Fund, Inc. (1 Portfolio) (2019 to Present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 Portfolio) (2018 to Present); RiverNorth Capital and Income Fund (1 Portfolio) (2018 to Present); RiverNorth Opportunities Fund, Inc. (1 Portfolio) (2015 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 Portfolio) (2019 to Present); RiverNorth Flexible Municipal Income Fund, Inc. (1 Portfolio) (2020 to Present); RiverNorth Flexible Municipal Income Fund II, Inc. (1 Portfolio) (2021 to Present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 Portfolio) (2022 to Present); Independent Trustee, ALPS Variable Investment Trust (7 Portfolios) (2006 to 2025).
Robert J. Kern 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Trustee and Audit Committee Chairman	Indefinite Term; Since January 2011	22	Retired (2018-Present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2018).	None
Officers
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	President and Principal Executive Officer	Indefinite Term; Since November 2018	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-Present).	N/A
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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-Present).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Treasurer, Principal Financial Officer and Vice President	Indefinite Term; Since August 2019 (Treasurer); Indefinite Term; Since November 2018 (Vice President)	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2008-Present).	N/A
Jason M. Venner 615 E Michigan St. Milwaukee, WI 53202 Year of Birth: 1972	Secretary	Indefinite Term: Since November 2024	N/A	Vice President, U.S. Bancorp Fund Services, LLC (since 2024); Managing Director & Associate General Counsel, Charles Schwab & Co, Inc. (2017-2024).	N/A
Aaron G. Johanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1977	Assistant Treasurer and Vice President	Indefinite Term: Since October 2025	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2013-Present).	N/A
Eli Bilderback 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1991	Assistant Treasurer and Vice President	Indefinite Term; Since March 2024	N/A	Officer, U.S. Bancorp Fund Services, LLC (2022 -present); Operations Analyst, U.S. Bank N.A. (2018 -2022).	N/A
Nasir Saiyed 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 2000	Assistant Treasurer and Vice President	Indefinite Term; Since February 2025	N/A	Officer, U.S. Bancorp Fund Services, LLC (2025 - present); Fund Administrator, U.S. Bancorp Fund Services, LLC. (2023-2025).	N/A
Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.
In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.
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Mr. Kern’s trustee attributes include substantial industry experience, including over 35 years of service with U.S. Bancorp Fund Services, LLC (the fund accountant (“Fund Accountant”), Administrator, and Transfer Agent to the Trust) where he managed business development and the mutual fund transfer agent operation including investor services, account services, legal compliance, document processing and systems support. He also served as a board member of U.S. Bancorp Fund Services, LLC and previously served as a board member of Quasar Distributors, LLC (principal underwriter of many of the Trust’s series). The Board believes Mr. Kern’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Massart’s trustee attributes include substantial industry experience, including over two decades working with high net worth individuals, families, trusts and retirement accounts to make strategic and tactical asset allocation decisions, evaluate and select investment managers and manage client relationships. He is currently Partner and Managing Director of Beacon Pointe Advisors, LLC. Previously, he served as Chief Investment Strategist and lead member of the investment management committee of the SEC registered investment advisory firm he co-founded. He also previously served as Managing Director of Strong Private Client and as a Manager of Wells Fargo Investments, LLC. The Board believes Mr. Massart’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Swanson’s trustee attributes include substantial industry experience, including over 35 years of senior management and marketing experience with over 30 years dedicated to the financial services industry. He is currently the Founder and Managing Principal of a marketing strategy boutique serving asset and wealth management businesses. He has also served as Chief Operating Officer and Chief Marketing Officer of Van Kampen Investments, President and Chief Executive Officer of Scudder, Stevens & Clark, Canada, Ltd., Managing Director and Head of Global Investment Products at Morgan Stanley, Director of Marketing for Morgan Stanley Mutual Funds, Director of Marketing for Kemper Funds, and Executive Vice President and Head of Distribution for Calamos Investments. The Board believes Mr. Swanson’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
This discussion of the Trustees’ experience and qualifications is pursuant to SEC requirements, does not constitute holding out the Board or any Trustee as having special expertise, and shall not impose any greater responsibility or liability on any such Trustee or the Board by reason thereof.
Trustee and Management Ownership of Fund Shares
The following table shows the dollar range of Fund shares and shares in all portfolios of the Trust beneficially owned by the Trustees as of the calendar year ended December 31, 2025:

Dollar Range of Fund Shares Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)
Name	Managed Income Fund	Dynamic Allocation Fund	Active Advantage Fund	Defender Fund	Aggregate Dollar Range of Fund Shares in the Trust
Independent Trustees
David A. Massart	None	None	None	None	None
David M. Swanson	None	None	None	None	$50,001-$100,000
Robert J. Kern	None	None	None	None	None
As of March 31, 2026, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of any fund in the Trust.
Board Committees
Audit Committee. The Trust has an Audit Committee, which is comprised of all the Independent Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Funds. The Audit Committee also holds discussions with management and with the Funds’ independent registered public accounting firm concerning the scope of the audit and the auditor’s independence. The Audit Committee met twice with respect to the Funds during the Funds’ fiscal year ended December 31, 2025.
Nominating & Governance Committee. The Trust has a Nominating & Governance Committee, which is comprised of all the Independent Trustees. The Nominating & Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.
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The Nominating & Governance Committee will consider nominees recommended by shareholders for vacancies on the Board. Recommendations for consideration by the Nominating & Governance Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Bylaws. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not less than 120 days, and no more than 150 days, prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis. The Nominating & Governance Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws. The Nominating & Governance Committee did not meet during the Funds’ fiscal year ended December 31, 2025.
Trustee Compensation
The Trustees each receive an annual retainer of $98,000. The Chairman of the Audit Committee receives additional compensation of $18,000, the Chairman of the Nominating & Governance Committee receives additional compensation of $8,000 and the Chairman of the Board of Trustees receives $12,500, each annually. The Trustees each receive $8,000 for regularly scheduled meetings and $2,500 for additional meetings. The following table sets forth the compensation received by the Trustees for the Funds’ fiscal year ended December 31, 2025:

Name of Person/Position(1)	Aggregate Compensation from the:				Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and the Trust(3) Paid to Trustees
	Managed Income Fund(2)	Dynamic Allocation Fund(2)	Active Advantage Fund(2)	Defender Fund(2)
David A. Massart(4)	$4,964	$4,964	$4,964	$4,964	None	None	$148,000
David M. Swanson(5)	$5,232	$5,232	$5,232	$5,232	None	None	$156,000
Robert J. Kern(6)	$4,964	$4,964	$4,964	$4,964	None	None	$148,000
(1)Mr. Leonard M. Rush, former Chairman, Independent Trustee and Audit Committee Chairman, passed away in January 2026.
(2)Trustee fees and expenses are allocated among the Funds and any other series comprising the Trust.
(3)The Trust includes other portfolios in addition to the Funds.
(4)Independent Trustee and Chairman
(5)Independent Trustee and Nominating & Governance Committee Chairman
(6)Independent Trustee and Audit Committee Chairman
Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by a Fund. The following tables list the shareholders considered to be either a control person or a principal shareholder of each class of each Fund as of March 31, 2026.
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Managed Income Fund - Institutional Class
Name and Address	% Ownership	Type of Ownership(1)
National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	45.66%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attention Mutual Funds 211 Main Street San Francisco, CA 94105-1901	24.35%	Record
LPL Financial FBO Customer Accounts Attention Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	18.71%	Record
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07339-0002	7.83%	Record

Managed Income Fund - Class A
Name and Address	% Ownership	Type of Ownership(1)
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attention Mutual Funds 211 Main Street San Francisco, CA 94105-1901	54.54%	Record
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07339-0002	16.87%	Record
LPL Financial FBO Customer Accounts Attention Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	15.70%	Record
National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	8.11%	Record
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Managed Income Fund - Class C
Name and Address	% Ownership	Type of Ownership(1)
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07339-0002	30.58%	Record
LPL Financial FBO Customer Accounts Attention Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	27.81%	Record
National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	24.19%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attention Mutual Funds 211 Main Street San Francisco, CA 94105-1901	12.84%	Record

Dynamic Allocation Fund - Institutional Class
Name and Address	% Ownership	Type of Ownership(1)
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attention Mutual Funds 211 Main Street San Francisco, CA 94105-1901	38.03%	Record
LPL Financial FBO Customer Accounts Attention Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	31.61%	Record
National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	14.45%	Record
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07339-0002	12.19%	Record
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Dynamic Allocation Fund - Class A
Name and Address	% Ownership	Type of Ownership(1)
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attention Mutual Funds 211 Main Street San Francisco, CA 94105-1901	40.08%	Record
LPL Financial FBO Customer Accounts Attention Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	33.58%	Record
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07339-0002	14.76%	Record
National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	9.76%	Record

Dynamic Allocation Fund - Class C
Name and Address	% Ownership	Type of Ownership(1)
LPL Financial FBO Customer Accounts Attention Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	31.76%	Record
National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	25.51%	Record
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07339-0002	23.39%	Record
Wells Fargo Clearing Services LLC 1 N Jefferson Ave Saint Louis, MO 63103-2254	10.64%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attention Mutual Funds 211 Main Street San Francisco, CA 94105-1901	7.46%	Record
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Active Advantage Fund - Institutional Class
Name and Address	% Ownership	Type of Ownership(1)
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attention Mutual Funds 211 Main Street San Francisco, CA 94105-1901	34.85%	Record
LPL Financial FBO Customer Accounts Attention Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	32.52%	Record
National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	16.19%	Record
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07339-0002	5.28%	Record

Defender Fund - Institutional Class
Name and Address	% Ownership	Type of Ownership(1)
National Financial Services LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	59.77%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attention Mutual Funds 211 Main Street San Francisco, CA 94105-1901	26.80%	Record
LPL Financial FBO Customer Accounts Attention Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	12.10%	Record

Defender Fund - Class R
Name and Address	% Ownership	Type of Ownership(1)
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07339-0002	99.91%	Record
(1)“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account (e.g. “ABC Brokerage, Inc.”). “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security (e.g. “Jane Doe Shareholder”).
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Investment Adviser and Sub-Adviser
Investment Adviser (All Funds)
Investment advisory services are provided to the Funds by the Adviser, Kensington Asset Management, LLC, pursuant to an investment advisory agreement (the “Advisory Agreement”).
Pursuant to the Advisory Agreement, the Adviser provides the Funds with investment research and advice and furnishes the Funds with an investment program consistent with the Funds’ investment objective and policies, subject to the supervision of the Board. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the securities transactions and reports to the Board on the Funds’ investments and performance. The Adviser is solely responsible for making investment decisions on behalf of the Funds, but under the Advisory Agreement may delegate certain of its responsibilities to a sub-adviser and is thereby responsible for the oversight of such sub-adviser. The Board will have sole responsibility for selecting, evaluating the performance of, and replacing as necessary any of the service providers to the Funds, including the Adviser.
After an initial two-year period, the Advisory Agreement will continue in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board or the vote of a majority of the outstanding voting securities of the Funds; and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty by the Trust, on behalf of a Fund, upon 60 days’ written notice to the Adviser, when authorized by either: (i) a majority vote of each Fund’s shareholders (with respect to such Fund); or (ii) by a vote of a majority of the Board or by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment,” as defined under the 1940 Act. The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.
In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Funds a management fee computed daily and paid monthly, based on a percentage of each Fund’s average annual net assets, as specified in the Prospectus. However, the Adviser may voluntarily agree to reduce the management fees payable to it on a month-to-month basis, including additional fees above and beyond any contractual agreement the Adviser may have to reduce management fees and/or reimburse Fund expenses.
The Adviser also serves as the investment adviser to the Kensington Defender Offshore Fund, a wholly-owned and controlled subsidiary of the Defender Fund (the “Subsidiary”). The Adviser does not receive additional compensation for its management of the Subsidiary.
Fund Expenses. The Funds are responsible for their own operating expenses. Pursuant to an Operating Expenses Limitation Agreement between the Adviser and the Trust, on behalf of the Funds, the Adviser has agreed to waive its management fees and pay the Funds’ expenses, as specified in the Prospectus. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment occurred, and the expense limit in effect at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term, but cannot be terminated through at least April 30, 2027 for each Fund. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser.
The following table sets forth the total advisory fees paid by each Fund for the fiscal years ended December 31:
Managed Income Fund

	2025	2024	2023
Advisory Fees Accrued	$9,746,599	$10,924,145	$11,473,466
Advisory Fees Waived	$(99,736)	$(192,017)	$(214,930)
Advisory Fees Recouped	$97,571	$41,671	$0
Total Advisory Fees Paid to Adviser	$9,744,434	$10,773,799	$11,258,536
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Dynamic Allocation Fund

	2025	2024	2023
Advisory Fees Accrued	$12,267,766	$14,983,324	$13,113,598
Advisory Fees Waived	$(14,805)	$—	$(1,621)
Advisory Fees Recouped	$14,579	$2,941	$139,052
Total Advisory Fees Paid to Adviser	$12,267,540	$14,986,265	$13,251,029
Active Advantage Fund

	2025	2024	2023
Advisory Fees Accrued	$506,237	$199,714	$187,751
Advisory Fees Waived	$(187,482)	$(175,849)	$(187,751)
Advisory Fees Recouped	$—	$2,908	$—
Total Advisory Fees Paid to Adviser	$318,755	$26,733	$—
Defender Fund

	2025	2024	2023(1)
Advisory Fees Accrued	$892,520	$775,955	$136,405
Advisory Fees Waived	$(68,190)	$(65,622)	$(83,562)
Advisory Fees Recouped	$9,989	$—	$4,332
Total Advisory Fees Paid to Adviser	$834,319	$710,333	$57,175
(1)Defender Fund commenced operations on May 31, 2023.
Sub-Adviser (Defender Fund)
The Adviser has engaged Liquid Strategies, LLC to serve as sub-adviser to the Defender Fund. Liquid Strategies, LLC, subject to the supervision of the Adviser, is responsible for the day-to-day management of the portion of the Defender Fund’s portfolio allocated to it by the Adviser, including the purchase, retention, and sale of securities. Liquid Strategies, LLC is a Delaware limited liability company located at 3550 Lenox Road, Suite 2550, Atlanta, Georgia 30326. Liquid Strategies, LLC is an SEC-registered investment adviser.

Defender Fund
	2025	2024	2023(1)
Sub-Advisory Fees Paid	$420,473	$344,174	$43,840
(1)For the period of May 31, 2023 through December 31, 2023.
The Sub-Adviser also serves as the sub-adviser to the Subsidiary. The Sub-Adviser does not receive additional compensation for its management of the Subsidiary.
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Portfolio Managers
As disclosed in the Prospectus, Bruce P. DeLaurentis, Patrick Sommerstad, Jason Sim, and Jordan Flebotte are the portfolio managers to the Managed Income Fund, Dynamic Allocation Fund, and Active Advantage Fund, and Elio Chiarelli, Ph.D., Shawn Gibson, and Adam Stewart, CFA are the portfolio managers of the Defender Fund (each, a “Portfolio Manager” and, collectively, the “Portfolio Managers”).
The following table provides information regarding other accounts, excluding the Funds, managed by each Portfolio Manager as of December 31, 2025:

Portfolio Manager	Account Category	Number of Accounts	Total Assets in the Accounts (in millions)	# of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Bruce P. DeLaurentis	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	1	$0.65	0	$0
Patrick Sommerstad	Registered investment companies	1	$78.1	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Jason Sim	Registered investment companies	1	$78.1	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Jordan Flebotte	Registered investment companies	1	$78.1	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Elio Chiarelli, Ph.D	Registered investment companies	1	$265	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Shawn Gibson	Registered investment companies	9	$844	0	$0
	Other pooled investment vehicles	1	$73	0	$0
	Other Accounts	1	$104	0	$0
Adam Stewart	Registered investment companies	8	$712	0	$0
	Other pooled investment vehicles	1	$73	0	$0
	Other Accounts	1	$104	0	$0
The Portfolio Managers’ management of “other accounts” may give rise to conflicts of interest in connection with the management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser and Sub-Adviser have each established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.
Compensation (Managed Income Fund, Dynamic Allocation Fund, and Active Advantage Fund)
The compensation for Mr. DeLaurentis is based on the net income generated by the Adviser. The other Portfolio Managers’ compensation includes a blend of fixed salary and discretionary bonus, and each is also entitled to participate in the Adviser’s 401(k) retirement plan and Equity Appreciation Rights which are offered to all employees of the Adviser.
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Compensation (Defender Fund)
The Portfolio Managers of the Defender Fund will receive a blend of fixed salary, discretionary bonus, and distributions from the Sub-Adviser to the extent the portfolio manager has equity ownership in the Sub-Adviser. The Portfolio Managers’ compensation is not directly based on the performance or assets of the Defender Fund. Each Portfolio Manager of the Defender Fund is also entitled to participate in the Sub-Adviser’s 401(k) retirement plan which is offered to all employees of the Sub-Adviser.
The following table indicates the dollar range of Fund shares beneficially owned by each Portfolio Manager as of December 31, 2025.

Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned (None, $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 - $500,000; $500,001-$1,000,000; Over $1,000,000)
Bruce P. DeLaurentis	Managed Income Fund	$100,001-$500,000
	Dynamic Allocation Fund	$50,001-$100,000
	Active Advantage Fund	None
Patrick Sommerstad	Managed Income Fund	$10,001-$50,000
	Dynamic Allocation Fund	$10,001-$50,000
	Active Advantage Fund	$10,001-$50,000
Jason Sim	Managed Income Fund	$1-$10,000
	Dynamic Allocation Fund	$1-$10,000
	Active Advantage Fund	$10,001-$50,000
Jordan Flebotte	Managed Income Fund	None
	Dynamic Allocation Fund	$50,001-$100,000
	Active Advantage Fund	$10,001-$50,000
Elio Chiarelli	Defender Fund	$100,001-$500,000
Shawn Gibson	Defender Fund	None
Adam Stewart	Defender Fund	None
Service Providers
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), located 615 East Michigan Street, Milwaukee, Wisconsin, 53202, acts as the Administrator, Fund Accountant and Transfer Agent for the Funds. Pursuant to a Fund Servicing Agreement between the Trust and Fund Services, Fund Services provides certain administrative services to the Funds, including, among other responsibilities, portfolio accounting services, tax accounting services and furnishing financial reports, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or any matter pertaining to the distribution of Fund shares. Pursuant to the Fund Servicing Agreement, for its services, Fund Services receives from the Funds a fee computed daily and payable monthly based on the Funds’ average daily net assets, subject to an annual minimum fee.
The following table shows the amount each Fund paid in administration and accounting fees to Fund Services for the fiscal years ended December 31:

	2025	2024	2023
Managed Income Fund	$313,981	$798,837	$378,556
Dynamic Allocation Fund	$386,735	$518,773	$431,507
Active Advantage Fund	$32,913	$21,443	$16,427
Defender Fund(1)	$42,525	$42,602	$14,351
(1)Defender Fund commenced operations on May 31, 2023.
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Pursuant to a custody agreement between the Trust and the Funds, U.S. Bank N.A., an affiliate of Fund Services, serves as the custodian of the Funds’ assets (the “Custodian”). For its services, the Custodian receives a monthly fee based on a percentage of the Funds’ assets, in addition to certain transaction-based fees, and is reimbursed for out-of-pocket expenses. The Custodian’s address is 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin, 53212. The Custodian holds the securities in the Funds’ portfolios and other assets for safekeeping. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds. U.S. Bank and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest. The Custodian also serves as custodian for the Subsidiary pursuant to a separate agreement.
Legal Counsel
Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, NW, Washington, DC 20004, serves as counsel to the Trust and as independent legal counsel to the Board.
Independent Registered Public Accounting Firm
Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Funds. Its services include auditing the Funds’ financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.
Distribution of Fund Shares
The Trust has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), 3 Canal Plaza, Suite 100, Portland, Maine 04101, pursuant to which the Distributor acts as the Funds’ principal underwriter, provides certain administrative services, and promotes and arranges for the sale of the Funds’ shares on a best efforts basis. The offering of the Funds’ shares is continuous. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust, on behalf of the Funds, on 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.
The following tables show the total amount of underwriting commissions associated with the sale of each Fund’s Class A Shares, as applicable, during the fiscal periods ended December 31:

Managed Income Fund	2025	2024	2023
Total Underwriting Commission	$4,403	$3,733	$22,235
Underwriting Commission Retained by the Distributor	$595	$561	$3,158

Dynamic Allocation Fund	2025	2024	2023
Total Underwriting Commission	$97,878	$142,970	$272,138
Underwriting Commission Retained by the Distributor	$15,228	$20,539	$40,519
Distribution (Rule 12b-1) Plan
The Funds have adopted a distribution plan for Class A shares and Class C shares pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, each Fund, as applicable, pays a fee to the Distributor for distribution and/or shareholder services (the “Distribution and Servicing Fee”) at an annual rate of 0.25% of the Fund’s average daily net assets of the Fund’s Class A shares and 1.00% of the Fund’s average daily net assets of the Fund’s Class C shares. The 12b-1 Plan provides that the Distributor may use all or any portion of a Fund’s Distribution and Servicing Fee to finance any activity that is principally intended to result in the sale of a Fund’s shares, subject to the terms of the 12b-1 Plan, or to provide certain shareholder services. The 12b-1 Plan is intended to benefit each Fund by increasing its assets and thereby reducing the Fund’s expense ratio.
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The Distribution and Servicing Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred. Because the Distribution and Servicing Fee is not directly tied to expenses, the amount of distribution fees paid by Class A and/or Class C shares during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.
The Distributor may use the Distribution and Servicing Fee to pay for services covered by the 12b-1 Plan including, but not limited to, advertising; compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares; the printing and mailing of prospectuses, statements of additional information, and reports; the printing and mailing of sales literature pertaining to the Funds; and obtaining whatever information, analyses, and reports with respect to marketing and promotional activities that a Fund may, from time to time, deem advisable.
The 12b-1 Plan provides that it will continue from year to year upon approval by the majority vote of the Board, including a majority of the Independent Trustees cast in person at a meeting called for that purpose, provided that such trustees have made a determination that there is a reasonable likelihood that the 12b-1 Plan will benefit each Fund and its shareholders. It is also required that the Independent Trustees, select and nominate all other trustees who are not “interested persons” of the Funds. The 12b-1 Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of a Fund’s shares outstanding. All material amendments to the 12b-1 Plan or any related agreements must be approved by a vote of a majority of the Board and the Independent Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.
The 12b-1 Plan requires that the Distributor provide to the Board, at least quarterly, a written report on the amounts and purpose of any payment made under the 12b-1 Plan. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the 12b-1 Plan should be continued.
As noted above, the 12b-1 Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets (as discussed below) and affiliates of the Adviser), plan administrators, and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services) and for the provision of personal services to shareholders. The payments made by a Fund to financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the 12b-1 Plan, a Fund may, from time to time, make payments under the 12b-1 Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees. In addition, a Fund may make payments under the 12b-1 Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Funds are discussed.
In addition, a Fund may participate in various “mutual fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Distributor may use all or a portion of the Distribution and Servicing Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.
The table below shows the allocation of distribution (12b-1) fees paid by each Fund during the fiscal year ended December 31, 2025.

	Managed Income Fund	Dynamic Allocation Fund	Active Advantage Fund	Defender Fund
Advertising/Marketing	—	—	—	N/A
Printing/Postage	—	—	—	N/A
Payment to distributor	$25,601	$29,298	—	N/A
Payment to dealers	$88,183	$120,946	$687	N/A
Compensation to sales personnel	—	—	—	N/A
Other	—	—	—	N/A
Total	$113,784	$150,244	$687	N/A

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Administrative Services Plan
Pursuant to an Administrative Services Plan (the “Plan”) adopted by the Trust on behalf of Class R Shares of the Defender Fund, the Adviser may enter into arrangements with sponsors of self-directed brokerage account platforms to allow 401(k) participants to access Class R Shares of the Fund. Under the Plan, Class R Shares are subject to an Administrative Servicing Fee of 0.70% which is paid to such sponsors for providing certain platform and administrative services to platform participants. Class R Shares commenced operations on January 22, 2026, after the Fund’s most recent fiscal year ended December 31, 2025. Therefore, amounts paid under the Plan are not shown at this time.
Portfolio Transactions and Brokerage
The Adviser and the Sub-Adviser are referred collectively herein this section as the “Adviser.”
The Adviser determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. Purchases and sales of securities on an exchange are effected through brokers that charge a commission while purchases and sales of securities in the OTC market will generally be executed directly with the primary “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction. Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom a Fund purchases or to whom a Fund sells is acting on its own behalf (and not as the agent of some other party, such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price. The price of OTC securities usually includes an undisclosed commission or markup.
Purchases of portfolio securities for a Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that a Fund will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.
In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors available, will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services incidental to execution services. Research and statistical information may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser’s accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser considers research information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.
While it is the Adviser’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for a Fund, weight may also be given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser, even if the specific services are not directly useful to the Funds and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Funds.
Investment decisions for the Funds are made independently from those of other client accounts of the Adviser and its affiliates. Nevertheless, it is often the case that identical securities will be acceptable for both the Funds and one or more of such other client accounts. In such event, the position of a Fund and such other client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as a Fund at the same time, a Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as
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high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between a Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for the Funds. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.
Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Funds and/or client accounts.
The following table sets forth the amount of brokerage commissions paid by each Fund during the fiscal periods ended December 31:

	2025	2024	2023
Managed Income Fund(1)	$153,147	$193,750	$455,652
Dynamic Allocation Fund(2)	$78,202	$112,931	$206,173
Active Advantage Fund	$4,821	$3,109	$2,776
Defender Fund(3)	$57,763	$147,193	$26,264
(1)Managed Income Fund’s brokerage commissions were elevated in 2023 as a result of increased trading in 2023, resulting in larger net commissions.
(2)Dynamic Allocation Fund’s brokerage commissions were elevated in 2023 as a result of increased trading in 2023, resulting in larger net commissions.
(3)Defender Fund commenced operations on May 31, 2023.
Portfolio Turnover
A Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. A Fund’s investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.
Each Fund’s portfolio turnover rate for the fiscal periods ended December 31, was as follows:

	2025	2024
Managed Income Fund	129%	134%
Dynamic Allocation Fund(1)	222%	553%
Active Advantage Fund	168%	177%
Defender Fund(1)	260%	353%
(1)Portfolio turnover decreased in 2025 primarily due to a broad market rally during the year resulting in less “risk off” trades. As a result, the same positions were held for longer than average and there was less trading than the prior year.
Code of Ethics
The Trust, the Adviser, and the Sub-Adviser have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes permit, subject to certain conditions, personnel of the Trust and Adviser to invest in securities that may be purchased or held by a Fund.
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Proxy Voting Procedures
The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Funds as part of the Adviser’s investment advisory services, subject to the supervision and oversight of the Board. Notwithstanding this delegation of responsibilities, however, the Funds retain the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Funds and their shareholders, taking into account the value of the Funds’ investments.
The Adviser’s Proxy Voting Policies and Procedures
The guiding principle by which the Adviser votes on all matters submitted to security holders is the maximization of the ultimate economic value of its clients’ holdings. The Adviser does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is the Adviser’s policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting voting decisions. Any conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures.
It is the general policy of Adviser to vote on all matters presented to security holders in any proxy, and these policies and procedures have been designed with that in mind. However, the Adviser reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of the Adviser, the costs associated with voting such proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of the clients, in the judgment of the Adviser. Each vote is cast on a case-by-case basis, taking into consideration the Adviser’s contractual obligations to its clients and all other relevant facts and circumstances at the time of the vote. The Adviser may vote proxies related to the same security differently for each client.
For clients that have delegated to the Adviser the discretionary power to vote the securities held in their account, the Adviser does not generally accept any subsequent directions on specific matters presented to security holders or particular securities held in the account, regardless of whether such subsequent directions are from the client itself or a third party. The Adviser views the delegation of discretionary voting authority as an absolute choice for its clients. The Adviser’s clients shall be responsible for notifying their custodians of the name and address of the person or entity with voting authority.
Where the Adviser acts as investment adviser to a closed-end and/or open-end registered investment company and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any proxy voting procedures or resolutions or other instructions approved by an authorized person of the fund.
Absent any legal or regulatory requirement to the contrary, it is generally the policy of the Adviser to maintain the confidentiality of the votes that it casts on behalf of its clients. Any registered investment companies managed by the Adviser disclose the votes cast on their behalf in accordance with all legal and regulatory requirements. Any client of the Adviser can obtain details of how the Adviser has voted the securities in its account by contacting the Adviser. The Adviser does not, however, generally disclose the results of voting decisions to third parties.
The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll-free, 866-303-8623, or by accessing the SEC’s website at www.sec.gov.
Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Ms. Deborah Ward has been designated as the Trust’s Anti-Money Laundering Compliance Officer.
Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Funds will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.
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As a result of the Program, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.
Portfolio Holdings Information
The Trust, on behalf of the Funds, has adopted portfolio holdings disclosure policies (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Funds. Information about a Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Portfolio Holdings Policies. The Board has considered the circumstances under which a Fund’s portfolio holdings may be disclosed under the Portfolio Holdings Policies. The Board has also considered actual and potential material conflicts that could arise in such circumstances between the interests of a Fund’s shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Funds. After due consideration, the Board has determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the Portfolio Holdings Policies. The Board also has authorized its CCO to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the Funds’ shareholders and potential conflicts of interest in making such disclosures.
The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Policies, codes of ethics, and other relevant policies of the Funds and their service providers by the CCO, (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering whether to approve any amendment to these Portfolio Holdings Policies. The Board reserves the right to amend the Portfolio Holdings Policies at any time without prior notice in its sole discretion.
Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-PORT. These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, the Funds’ complete holdings will be made available on a calendar quarter end basis, either via a holdings schedule or a shareholder report, with at least a sixty-day lag on the Funds' website, www.kensingtonassetmanagement.com/funds/documents.
In the event of a conflict between the interests of a Fund and its shareholders and the interests of the Adviser or an affiliated person of the Adviser, the CCO of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Funds and their shareholders, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.
In addition, material non-public holdings information may be provided without a lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed: the Administrator; the Fund Accountant; the Custodian; the Transfer Agent; the Funds’ independent registered public accounting firm; counsel to the Funds or the Board (current parties are identified in this SAI); broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities); and regulatory authorities. Portfolio holdings information not publicly available with the SEC or on the Funds’ web site may only be provided to additional third parties, in accordance with the Portfolio Holdings Policies, when a Fund has a legitimate business purpose, and the third party recipient is subject to a confidentiality agreement. Such portfolio holdings disclosure must be approved under the Portfolio Holdings Policies by the Trust’s CCO.
In no event shall the Adviser, its affiliates or employees, or a Fund receive any direct or indirect compensation or other consideration in connection with the disclosure of information about the Funds’ portfolio holdings.
There can be no assurance that the Portfolio Holdings Policies and these procedures will protect a Fund from potential misuse of Fund information by individuals or entities to which it is disclosed.
Determination of Net Asset Value
The NAV of the Funds’ shares will fluctuate and is determined by the Fund Accountant as of the close of general trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day,
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Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.
The NAV per share is computed by determining the “Net Assets” of each class and dividing by the total number of shares outstanding of each class at such time. The Net Assets of the Funds are calculated by (1) taking the value of all assets, less liabilities, held by the Funds; and (2) subtracting “Accrued Expenses.”

Net Assets	=	Net Asset Value Per Share
Shares Outstanding
Generally, the Funds’ securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.
Fixed income securities are valued at the mean of the bid and asked prices as determined by an independent pricing service. Investments in other investment companies, including money market funds, are valued at their NAV per share. ETFs are valued at the last reported sale price on the exchange on which the security is principally traded.
Futures contracts are valued at the settlement price on the exchange on which they are principally traded. For swaps, contract terms are agreed among the counterparty and the Adviser on behalf of a Fund. Pricing services value total return swap contracts using the closing price of the underlying benchmark that the contract is tracking. Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service.
If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Pursuant to Rule 2a-5 under the 1940 Act, the Adviser has been designated by the Board as the valuation designee for the Funds and has been delegated the responsibility for making good faith, fair value determinations with respect to the Funds' portfolio securities. When market prices are not readily available, or believed by the Adviser to be unreliable, a security or other asset is valued at its fair value by the Adviser as determined under fair value pricing procedures approved by the Board. The Board reviews, no less frequently than annually, the adequacy of the policies and procedures of the Fund and the effectiveness of their implementation. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that each Fund is accurately priced. The Board will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through the application of such procedures.
Foreign securities are generally valued in the same manner as the securities described above. Foreign securities are priced in the local currencies as of the close of their primary exchange or market or as of the close of trading on the NYSE, whichever is earlier. Foreign currencies are translated into U.S. dollars at the exchange rate as provided by a pricing service as of the close of trading on the NYSE. If events materially affecting the value of a security in the Funds’ portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.
Purchase and Redemption of Fund Shares
Shares of the Funds are sold in a continuous offering and shares may be purchased or redeemed on any business day that the Funds calculate their NAV. The Funds may also authorize one or more financial intermediaries to accept purchase and redemption orders on
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its behalf (“Authorized Intermediaries”). Authorized Intermediaries are authorized to designate other Authorized Intermediaries to accept orders on the Funds’ behalf. An order is deemed to be received when the Funds or an Authorized Intermediary accepts the order.
Orders received by the Funds or an Authorized Intermediary by the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) on a business day will be effected at the NAV per share determined as of the close of trading on the NYSE on that day. Otherwise, the orders will be processed at the next determined NAV.
Orders received by financial intermediaries that are not Authorized Intermediaries will be processed at the NAV next calculated after the Transfer Agent receives the order from the financial intermediary.
Purchase Requests Must be Received in Good Order
“Good order” means that your purchase request includes:
•The name of the Fund;
•The class of shares to be purchased;
•The dollar amount of shares to be purchased;
•Your account application or investment stub; and
•A check payable to the name of the Fund.
Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust conclude that such sale is appropriate and is not in contravention of United States law.
Redemption Requests Must be Received in Good Order
Your share price will be based on the next NAV per share calculated after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order. A redemption request will be deemed in “good order” if it includes:
•The shareholder’s name;
•The name of the Fund you are redeeming;
•The class of shares to be redeemed;
•The account number;
•The share or dollar amount to be redeemed; and
•Signatures by all shareholders on the account (with signature(s) guaranteed, if applicable).
Unless you instruct the Transfer Agent otherwise, redemption proceeds will be sent to the address of record. The Funds will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.
A signature guarantee of each owner is required in the following situations:
•If ownership is changed on your account;
•When redemption proceeds are payable or sent to any person, address or bank account not on record;
•When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or
•For all redemptions in excess of $100,000 from any shareholder account where the proceeds are requested to be sent by check.
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Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source. Signature guarantees, from either a Medallion program member or a non-Medallion program member, can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public.
The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.
Redemption-In-Kind
Under normal circumstances, the Funds do not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows a Fund to redeem in-kind redemption requests during any 90-day period in excess of the lesser of $250,000 or 1% of the net assets of a Fund, valued at the beginning of such period. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.
Cancellations and Modifications
The Funds will not accept a request to cancel or modify a written transaction once processing has begun.
Tax Matters
The following discussion is a summary of certain U.S. federal income tax considerations affecting the Funds and their shareholders. The discussion reflects applicable U.S. federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate or gift, or state, local or foreign tax concerns affecting the Funds and their shareholders (including shareholders owning large positions in a Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Funds.
Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund, a series of the Trust, intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions, as discussed below.
If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of its taxable income will be subject to federal income tax at the corporate income tax rate (without any deduction for distributions to the Fund’s shareholders) and its income available for distribution will be reduced.
As long as each Fund meets certain requirements that govern the Fund’s source of income, diversification of assets and distribution of earnings to its shareholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its shareholders. With respect to the source of income requirement, each Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from interests in qualified publicly traded partnerships (“QPTP”). A QPTP is generally defined as a publicly traded partnership under Section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its income is described in (i) above.
With respect to the diversification of assets requirement, each Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of a Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer at and (ii) not more than 25% of the value of a Fund’s total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that a Fund controls and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more QPTPs.
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In addition, pursuant to the Code, a Fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as QPTPs. A Fund will not be required to reduce a position due solely to market value fluctuations in order to comply with the 25% limitation in publicly traded partnerships, inclusive of MLP investments, but will not be able to purchase additional MLP securities unless the Fund is in compliance with the restriction.
The Funds’ policy is to distribute to its shareholders substantially all of its net investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that a Fund will not be subject to any federal income or excise taxes based on net income. However, a Fund can give no assurances that its anticipated distributions will be sufficient to eliminate all taxes. If a Fund does not qualify as a RIC, it would be taxed as a corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning the underlying investments through the Fund. If a Fund fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax, the Fund will be subject to a 4% excise tax.
Net investment income consists of interest, dividends, and short-term capital gains, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of a Fund. As of December 31, 2025, the Funds’ most recent fiscal year end, the Active Advantage Fund and Managed Income Fund had short-term capital loss carryovers of $391,809 and $105,797,407, respectively. In addition, also as of December 31, 2025, the Active Advantage Fund had long-term capital loss carryovers of $81,645.
Distributions of net investment income are taxable to shareholders as ordinary income. For individual shareholders, a portion of the distributions paid by a Fund may consist of qualified dividends eligible for taxation at the rate applicable to long-term capital gains to the extent a Fund designates the amount distributed as a qualified dividend and the shareholder meets certain holding period requirements with respect to his or her Fund shares. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent that a Fund designates the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its Fund shares. The aggregate amount so designated to either individuals or corporate shareholders cannot, however, exceed the aggregate amount of such dividends received by a Fund for its taxable year. In view of the Funds’ investment policies, it is expected that part of the distributions by a Fund may be eligible for the qualified dividend income treatment for individual shareholders and the dividends-received deduction for corporate shareholders. Any distributions to you in excess of a Fund’s investment company taxable income and net capital gains will be treated by you, first, as a tax-deferred return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gains.
Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. Net capital gains distributions are not eligible for the qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.
Any distributions to you in excess of a Fund’s investment company taxable income and net capital gains will be treated by you, first, as a tax-deferred return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gains to you.
Under 2017 legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”), “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to report the special character of “qualified REIT dividends” to the shareholder, provided both the Fund and the shareholder meet certain holding period requirements with respect to its shares. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the RIC shares were held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses.
Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a noncorporate shareholder’s liability for the alternative minimum tax.
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Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of a Fund. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when a Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available to the Funds, such as shareholder information; therefore, the Funds may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Funds not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Funds on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Funds’ assets to be invested in various countries is not known.
A redemption of Fund shares may result in recognition of a taxable gain or loss and, if held as a capital asset, capital gain or loss. Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains received on those shares. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent Fund shares are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.
The Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Funds through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. The Funds will calculate cost basis using the Funds’ default method, unless you instruct the Funds to use a different calculation method. For additional information regarding the Funds’ available cost basis reporting methods, including its default method, please contact the Funds. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.
Except in the case of certain exempt shareholders, if a shareholder does not furnish a Fund with its correct Taxpayer Identification Number and certain certifications or the Funds receive notification from the Internal Revenue Service requiring back-up withholding, the Funds are required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds currently at a rate of 24% for U.S. residents.
Gain or loss recognized by the Funds on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.
A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Funds will be treated as long-term capital gains by the Funds and, in turn, may be distributed by a Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Funds, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.
While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Funds in a non-U.S. REIT may subject the Funds, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Funds’ pro rata share of any such taxes will reduce the Funds’ return on its investment. The Funds’ investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed below. Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties. Also, the Funds in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.
Taxation of the Subsidiary. The Subsidiary is a controlled foreign corporation for U.S. federal income tax purposes. The Defender Fund will generally be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” which will be treated as ordinary income, whether or not such income is actually distributed by the Subsidiary to the
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Defender Fund. Subpart F income generally includes net gains from the disposition of stocks or securities, net gains from transactions (including futures, forward and similar transactions) in commodities and income received with respect to certain swaps and derivatives. Previously taxed subpart F income will not, however, be included in the Defender Fund’s income again when such income is distributed by a Subsidiary to the Defender Fund. Any net losses incurred by the Subsidiary during a tax year will not flow through to the Defender Fund and thus will not be available to offset income or capital gain generated from the Defender Fund’s other investments.
Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Funds’ income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.
The Funds’ transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Funds may make an election to treat such gain or loss as capital.
While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations.
The Funds may invest in securities of foreign companies that may be classified under the Code as a passive foreign investment company (“PFIC”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Funds intend to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Funds’ fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Funds are required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Funds can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Funds to make a mark-to-market election. If the Funds are unable to identify an investment as a PFIC and thus do not make a mark-to-market election, the Funds may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Funds to their shareholders. Additional charges in the nature of interest may be imposed on the Funds in respect of deferred taxes arising from such distributions or gains.
Foreign taxpayers (including nonresident aliens) are generally subject to a flat withholding rate, currently 30% on U.S. source income. This withholding rate may be lower under the terms of a tax convention.
This discussion and the related discussion in the Prospectus have been prepared by Fund management, and counsel to the Funds has expressed no opinion in respect thereof.
47

This section is not intended to be a full discussion of federal tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations to a particular investor. You are urged to consult your own tax advisor.
Distributions
Each Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is a Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.
The amount of a Fund’s distribution is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed, and is subject to the discretion of the Board. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in its shares.
A Fund may also derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (to the extent not offset by any capital loss carryovers), although a distribution from capital gains, will be distributed to shareholders with and as a part of the distributions of net investment income giving rise to ordinary income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time a Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.
Any distribution paid by a Fund reduces that Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.
Distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing or by telephone. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the written request.
If you elect to receive distributions and/or dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your Fund account at the then current NAV per share and to reinvest all subsequent distributions in shares of a Fund.
Financial Statements
The Funds’ annual report to shareholders for the fiscal year ended December 31, 2025 is a separate document and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein, are incorporated by reference into this SAI.
48

MANAGED PORTFOLIO SERIES (the “Trust”)
PART C
(Kensington Funds)

    OTHER INFORMATION

Item 28. Exhibits

(a)	(1)		Certificate of Trust – incorporated herein by reference to the Trust’s Registration Statement on Form N-1A filed on February 4, 2011.
	(2)
Amended and Restated Agreement and Declaration of Trust – incorporated herein by reference from Post-Effective Amendment No. 314 to Registrant’s Registration Statement on Form N-1A filed on October 24, 2017

(b)			Amended and Restated Bylaws – incorporated herein by reference to the Trust’s Registration Statement on Form N-1A filed on May 5, 2011.
(c)			Instruments Defining Rights of Security Holders – incorporated by reference to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws filed on May 5, 2011.
(d)	(1)	(i)
Investment Advisory Agreement between the Trust, on behalf of the Kensington Managed Income Fund, Kensington Dynamic Allocation Fund, and Kensington Active Advantage Fund, and Kensington Asset Management, LLC – incorporated herein by reference from Post-Effective Amendment No. 533 to the Trust’s Registration Statement on Form N-1A filed on March 18, 2022.

		(ii)
Amendment to Investment Advisory Agreement between the Trust, on behalf of the Kensington Defender Fund, and Kensington Asset Management, LLC – incorporated herein by reference from Post-Effective Amendment No. 571 to the Trust’s Registration Statement on Form N-1A filed on May 26, 2023.

	(2)
Sub-Advisory Agreement between Kensington Asset Management, LLC and Liquid Strategies, LLC – incorporated herein by reference from Post-Effective Amendment No. 571 to the Trust’s Registration Statement on Form N-1A filed on May 26, 2023.

	(3)
Investment Advisory Agreement between Kensington Asset Management, LLC and Kensington Defender Offshore Fund – incorporated herein by reference from Post-Effective Amendment No. 571 to the Trust’s Registration Statement on Form N-1A filed on May 26, 2023.

	(4)
Sub-Advisory Agreement between Kensington Asset Management, LLC and Liquid Strategies, LLC, with respect to the Kensington Defender Offshore Fund – incorporated herein by reference from Post-Effective Amendment No. 571 to the Trust’s Registration Statement on Form N-1A filed on May 26, 2023.

	(5)	(i)
Operating Expenses Limitation Agreement between the Trust, on behalf of the Kensington Managed Income Fund, Kensington Dynamic Allocation Fund, and Kensington Asset Management, LLC – incorporated herein by reference from Post-Effective Amendment No. 533 to the Trust’s Registration Statement on Form N-1A filed on March 18, 2022.

		(ii)
Amendment to Operating Expenses Limitation Agreement between the Trust, on behalf of the Kensington Defender Fund, and Kensington Asset Management, LLC – incorporated herein by reference from Post-Effective Amendment No. 571 to the Trust’s Registration Statement on Form N-1A filed on May 26, 2023.

		(iii)
Form of Amendment to the Operating Expenses Limitation Agreement between the Trust on behalf of the Kensington Defender Fund and Kensington Asset Management, LLC – incorporated herein by reference from Post-Effective Amendment No. 641 to the Trust’s Registration Statement of Form N-1A filed on January 22, 2026.

1

(e)	(1)	(i)
Distribution Agreement between the Trust, on behalf of Kensington Asset Management, LLC, and Quasar Distributors, LLC – incorporated herein by reference from Post-Effective Amendment No. 533 to the Trust’s Registration Statement on Form N-1A filed on March 18, 2022.

		(ii)
Amendment to the Distribution Agreement between the Trust, on behalf of Kensington Defender Fund, and Quasar Distributors, LLC – incorporated herein by reference from Post-Effective Amendment No. 571 to the Trust’s Registration Statement on Form N-1A filed on May 26, 2023.

(f)			Bonus or Profit Sharing Contracts – not applicable
(g)	(1)	(i)
Custody Agreement between the Trust and U.S. Bank National Association – incorporated herein by reference from Post-Effective Amendment No. 571 to the Trust’s Registration Statement on Form N-1A filed on May 26, 2023.

		(ii)
Amendment to the Custody Agreement between the Trust and U.S. Bank National Association – incorporated herein by reference from Post-Effective Amendment No. 571 to the Trust’s Registration Statement on Form N-1A filed on May 26, 2023.

Amendment to the Custody Agreement between the Trust and U.S. Bank National Association adding the Kensington Hedged Premium Income ETF – incorporated herein by reference from Post-Effective Amendment No. 610 to the Trust’s Registration Statement on Form N-1A filed on August 30, 2024.

		(iii)
Amendment to the Custody Agreement between the Trust and U.S. Bank National Association adding the Kensington Credit Opportunities ETF – incorporated herein by reference from Post-Effective Amendment No. 638 to the Trust’s Registration Statement on Form N-1A filed on December 12, 2025.

(h)	(1)	(i)
Fund Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 571 to the Trust’s Registration Statement on Form N-1A filed on May 26, 2023.

		(ii)
Amendment to the Fund Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference from Post-Effective Amendment No. 571 to the Trust’s Registration Statement on Form N-1A filed on May 26, 2023.

		(iii)
Amendment to the Fund Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC adding the Kensington Credit Opportunities ETF – incorporated herein by reference from Post-Effective Amendment No. 638 to the Trust’s Registration Statement on Form N-1A filed on December 12, 2025.

	(2)	(i)
12d1-4 Fund of Funds Investment Agreement by and between Managed Portfolio Series and Manning & Napier Fund, Inc. – incorporated herein by reference from Post-Effective Amendment No. 596 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2024.

		(ii)
12d1-4 Fund of Funds Investment Agreement by and between Managed Portfolio Series and Angel Oak Funds Trust – incorporated herein by reference from Post-Effective Amendment No. 626 to the Registrant’s Registration Statement on Form N-1A filed on April 30, 2025.

		(iii)
12d1-4 Investment Agreement by and between Managed Portfolio Series and Simplify Exchange Traded Funds – incorporated herein by reference from Post-Effective Amendment No. 626 to the Registrant’s Registration Statement on Form N-1A filed on April 30, 2025.

		(iv)
12d1-4 Fund of Funds Investment Agreement by and between Managed Portfolio Series and MassMutual Premier Funds – incorporated herein by reference from Post-Effective Amendment No. 626 to the Registrant’s Registration Statement on Form N-1A filed on April 30, 2025.

2

		(v)
12d1-4 Fund of Funds Investment Agreement by and between Managed Portfolio Series and Franklin Templeton ETF Trust – incorporated herein by reference from Post-Effective Amendment No. 626 to the Registrant’s Registration Statement on Form N-1A filed on April 30, 2025.

	(3)
Administrative Servicing Plan for SDBA Platform Classes – incorporated herein by reference from Post-Effective Amendment 641 to the Trust’s Registration Statement on Form N-1A filed on January 22, 2026.

(i)	(1)
Opinion and Consent of Counsel for the Kensington Managed Income Fund, Kensington Dynamic Allocation Fund, and Kensington Active Advantage Fund – incorporated herein by reference from Post-Effective Amendment No. 533 to the Trust’s Registration Statement on Form N-1A filed on March 18, 2022.

(i)
Opinion and Consent of Counsel for the Kensington Defender Fund – incorporated herein by reference from Post-Effective Amendment No. 571 to the Trust’s Registration Statement on Form N-1A filed on May 26, 2023.

(j)	(1)
Consent of Independent Registered Public Accounting Firm for the Kensington Managed Income Fund, Kensington Dynamic Allocation Fund, Kensington Active Advantage Fund, and Kensington Defender Fund – filed herewith.

	(2)
Powers of Attorney for Robert J. Kern, David A. Massart, Leonard M. Rush and David M. Swanson dated February 23, 2022 – incorporated herein by reference from Post-Effective Amendment No. 533 to the Trust’s Registration Statement on Form N-1A filed on March 18, 2022.

(k)			Omitted Financial Statements – not applicable.
(l)			Seed Capital Agreements – incorporated herein by reference to the Trust's registration statement on Form N-1A filed on May 5, 2011.
(m)			Amended and Restated Rule 12b-1 Plan – incorporated herein by reference from Post-Effective Amendment No. 638 to the Trust’s Registration Statement on Form N-1A filed on December 12, 2025.
(n)
Multiple Class Plan (Rule 18f-3) to the Kensington Managed Income Fund, Kensington Dynamic Allocation Fund, Kensington Active Advantage Fund, and Kensington Defender Fund – incorporated herein by reference from Post-Effective Amendment No. 641 to the Trust’s Registration Statement on Form N-1A filed on January 22, 2026.

(o)			Reserved
(p)	(1)		Code of Ethics for the Trust – incorporated herein by reference from Post-Effective Amendment No. 560 to Trust’s Registration Statement on Form N-1A filed on February 27, 2023.
	(2)		Code of Ethics for Kensington Asset Management, LLC – incorporated herein by reference from Post-Effective Amendment No. 571 to the Trust’s Registration Statement on Form N-1A filed on May 26, 2023.
	(3)		Code of Ethics for Liquid Strategies, LLC. – incorporated herein by reference from Post-Effective Amendment No. 571 to the Trust’s Registration Statement on Form N-1A filed on May 26, 2023.

Item 29. Persons Controlled by or Under Common Control with Registrant

    No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

Reference is made to Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust. With respect to the Registrant, the general effect of these provisions is to indemnify
3

any person (Trustee, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust.

    Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser

    With respect to the Adviser and Sub-Adviser for the Defender Fund, the response to this Item will be incorporated by reference to each of the Adviser’s and Sub-Adviser’s Uniform Applications for Investment Adviser Registration (“Form ADV”) on file with the SEC. The Adviser’s and Sub-Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter.

(a)Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1. Abacus FCF ETF Trust
2. Advisor Managed Portfolios
3. Antares Private Credit Fund
4. Capital Advisors Growth Fund, Series of Advisors Series Trust
5. Chase Growth Fund, Series of Advisors Series Trust
6. Davidson Multi-Cap Equity Fund, Series of Advisors Series Trust
7. Edgar Lomax Value Fund, Series of Advisors Series Trust
8. Huber Large Cap Value Fund, Series of Advisors Series Trust
9. Huber Mid Cap Value Fund, Series of Advisors Series Trust
10. Huber Select Large Cap Value Fund, Series of Advisors Series Trust
11. Huber Small Cap Value Fund, Series of Advisors Series Trust
12. Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
13. Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
14. Medalist Partners Short Duration Fund, Series of Advisors Series Trust
15. O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
16. PIA BBB Bond Fund, Series of Advisors Series Trust
17. PIA High Yield (MACS) Fund, Series of Advisors Series Trust
18. PIA High Yield Fund, Series of Advisors Series Trust
19. PIA MBS Bond Fund, Series of Advisors Series Trust
20. PIA Short-Term Securities Fund, Series of Advisors Series Trust
21. Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
4

22. Poplar Forest Partners Fund, Series of Advisors Series Trust
23. Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
24. Pzena International Small Cap Value Fund, Series of Advisors Series Trust
25. Pzena International Value ETF, Series of Advisors Series Trust
26. Pzena International Value Fund, Series of Advisors Series Trust
27. Pzena Mid Cap Value Fund, Series of Advisors Series Trust
28. Pzena Small Cap Value Fund, Series of Advisors Series Trust
29. Pzena U.S. Large Cap Value ETF, Series of Advisors Series Trust
30. Vox populi ETF, Series of Advisors Series Trust
31. Scharf ETF, Series of Advisors Series Trust
32. Scharf Global Opportunity ETF, Series of Advisors Series Trust
33. Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
34. Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
35. Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
36. The Aegis Funds
37. Allied Asset Advisors Funds
38. Angel Oak Funds Trust
39. Angel Oak Strategic Credit Fund
40. Brookfield Infrastructure Income Fund Inc.
41. Brookfield Investment Funds
42. Buffalo Funds
43. RJ Eagle GCM Dividend Select Income ETF, Series of Carillon Series Trust
44. RJ Eagle Municipal Income ETF, Series of Carillon Series Trust
45. RJ Eagle Vertical Income ETF, Series of Carillon Series Trust
46. DoubleLine Funds Trust
47. AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
48. AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions
49. AAM Crescent CLO ETF, Series of ETF Series Solutions
50. AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
51. AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
52. AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions
53. AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions
54. AAM SLC Low Duration Income ETF, Series of ETF Series Solutions
55. AAM Todd International Intrinsic Value ETF, Series of ETF Series Solutions
56. AAM Transformers ETF, Series of ETF Series Solutions
57. Acquirers Small and Micro Deep Value ETF, Series of ETF Series Solutions
58. Aptus April Buffer, Series of ETF Series Solutions
59. Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions
60. Aptus Deferred Income ETF, Series of ETF Series Solutions
61. Aptus Defined Risk ETF, Series of ETF Series Solutions
62. Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
63. Aptus Enhanced Yield ETF, Series of ETF Series Solutions
64. Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
65. Aptus January Buffer ETF, Series of ETF Series Solutions
66. Aptus July Buffer ETF, Series of ETF Series Solutions
67. Aptus Laddered Buffer ETF, Series of ETF Series Solutions
68. Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
69. Aptus Large Cap Upside ETF, Series of ETF Series Solutions
70. Aptus October Buffer ETF, Series of ETF Series Solutions
71. Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions
72. Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
73. Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions
5

74. BTD Capital Fund, Series of ETF Series Solutions
75. Carbon Strategy ETF, Series of ETF Series Solutions
76. ClearShares OCIO ETF, Series of ETF Series Solutions
77. ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
78. ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
79. Colterpoint Net Lease Real Estate ETF, Series of ETF Series Solutions
80. Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
81. Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
82. Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
83. ETFB Green SRI REITs ETF, Series of ETF Series Solutions
84. Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
85. Hoya Capital Housing ETF, Series of ETF Series Solutions
86. LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
87. LHA Market State Tactical Q ETF, Series of ETF Series Solutions
88. LHA Risk-Managed Income ETF, Series of ETF Series Solutions
89. McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
90. Opus Small Cap Value ETF, Series of ETF Series Solutions
91. The Acquirers Fund, Series of ETF Series Solutions
92. The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions
93. The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions
94. U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
95. U.S. Global JETS ETF, Series of ETF Series Solutions
96. U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
97. U.S. Global Technology and Aerospace & Defense ETF, Series of ETF Series Solutions
98. US Vegan Climate ETF, Series of ETF Series Solutions
99. First American Funds Trust
100. FundX Investment Trust
101. The Glenmede Fund, Inc.
102. The GoodHaven Funds Trust
103. Harding, Loevner Funds, Inc.
104. Hennessy Funds Trust
105. Horizon Funds
106. Hotchkis & Wiley Funds
107. Intrepid Capital Management Funds Trust
108. Jacob Funds Inc.
109. The Jensen Quality Growth Fund Inc.
110. Kirr, Marbach Partners Funds, Inc.
111. Core Alternative ETF, Series of Listed Funds Trust
112. Optimized Equity Income ETF, Series of Listed Funds Trust
113. Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
114. Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
115. LKCM Funds
116. LoCorr Investment Trust
117. MainGate Trust
118. ATAC Rotation Fund, Series of Managed Portfolio Series
119. Kensington Active Advantage Fund, Series of Managed Portfolio Series
120. Kensington Credit Opportunities ETF, Series of Managed Portfolio Series
121. Kensington Defender Fund, Series of Managed Portfolio Series
122. Kensington Dynamic Allocation Fund, Series of Managed Portfolio Series
123. Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series
124. Kensington Managed Income Fund, Series of Managed Portfolio Series
125. LK Balanced Fund, Series of Managed Portfolio Series
6

126. Leuthold Core ETF, Series of Managed Portfolio Series
127. Leuthold Core Investment Fund, Series of Managed Portfolio Series
128. Leuthold Global Fund, Series of Managed Portfolio Series
129. Leuthold Grizzly Short Fund, Series of Managed Portfolio Series
130. Leuthold Select Industries ETF, Series of Managed Portfolio Series
131. Muhlenkamp Fund, Series of Managed Portfolio Series
132. Nuance Concentrated Value Fund, Series of Managed Portfolio Series
133. Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
134. Olstein All Cap Value Fund, Series of Managed Portfolio Series
135. Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
136. Port Street Quality Growth Fund, Series of Managed Portfolio Series
137. Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
138. Reinhart International PMV Fund, Series of Managed Portfolio Series
139. Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
140. Tremblant Global ETF, Series of Managed Portfolio Series
141. Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
142. Hood River Emerging Markets Fund, Series of Manager Directed Portfolios
143. Hood River International Opportunity Fund, Series of Manager Directed Portfolios
144. Hood River New Opportunities Fund, Series of Manager Directed Portfolios
145. Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
146. SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios
147. SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios
148. SWP Growth & Income ETF, Series of Manager Directed Portfolios
149. Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
150. Mason Capital Fund Trust
151. Matrix Advisors Funds Trust
152. Monetta Trust
153. Nicholas Equity Income Fund, Inc.
154. Nicholas Fund, Inc.
155. Nicholas II, Inc.
156. Nicholas Limited Edition, Inc.
157. Oaktree Asset-Backed Income Fund Inc.
158. Oaktree Diversified Income Fund Inc.
159. Permanent Portfolio Family of Funds
160. Procure ETF Trust II
161. Professionally Managed Portfolios
162. Provident Mutual Funds, Inc.
163. Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
164. Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
165. Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
166. Aquarius International Fund, Series of The RBB Fund, Inc.
167. Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
168. Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
169. Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
170. Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
171. Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
172. Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
173. F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
174. F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
175. F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
176. F/m Callable Tax-Free Municipal ETF, Series of The RBB Fund, Inc.
177. F/m Compoundr High Yield Bond ETF, Series of The RBB Fund, Inc.
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178. F/m Compoundr U.S. Aggregate Bond ETF, Series of The RBB Fund, Inc.
179. F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.
180. F/m Emerald Special Situations ETF, Series of The RBB Fund, Inc.
181. F/m High Yield 100 ETF, Series of The RBB Fund, Inc.
182. F/m Investments Large Cap Focused Fund Series of The RBB Fund, Inc.
183. F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
184. F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF Series of The RBB Fund, Inc.
185. F/m US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
186. F/m US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
187. F/m US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
188. F/m US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
189. F/m US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
190. F/m US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
191. F/m US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
192. F/m US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
193. F/m US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
194. F/m US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
195. Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
196. Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
197. Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
198. Motley Fool Innovative Growth Factor ETF, Series of The RBB Fund, Inc.
199. Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
200. Motley Fool Momentum Factor ETF, Series of The RBB Fund, Inc.
201. Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
202. Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
203. Motley Fool Value Factor ETF, Series of The RBB Fund, Inc.
204. MUFG Japan Small Cap Active ETF, Series of The RBB Fund, Inc.
205. Oakhurst Fixed Income Fund, Series of The RBB Fund, Inc.
206. SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
207. SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
208. SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
209. SGI Enhanced Market Leaders ETF, Series of The RBB Fund, Inc.
210. SGI Global Equity Fund, Series of The RBB Fund, Inc.
211. SGI Peak Growth Fund, Series of The RBB Fund, Inc.
212. SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
213. SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
214. SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
215. SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
216. WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
217. WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
218. The RBB Fund Trust
219. RBC Funds Trust
220. Rockefeller Municipal Opportunities Fund
221. SEG Partners Long/Short Equity Fund
222. Series Portfolios Trust
223. Thompson IM Funds, Inc.
224. Tortoise Capital Series Trust
225. Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
226. Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
227. CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers
228. CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers
229. CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
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230. CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
231. RiverPark Strategic Income Fund, Series of Trust for Professional Managers
232. Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
233. Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
234. Jensen Quality MidCap Fund, Series of Trust for Professional Managers
235. Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
236. Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
237. Wall Street EWM Funds Trust

(b)The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, ME 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, Maine 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, Maine 04101	Vice President and Chief Compliance Officer and Treasurer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, Maine 04101	Secretary	None
Weston Sommers	190 Middle Street, Suite 301, Portland, Maine 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)Not applicable.

9

Item 33. Location of Accounts and Records

    The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Maintained By:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank National Association 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Investment Adviser	Kensington Asset Management, LLC Barton Oaks Plaza, Bldg II, 901 S Mopac Expressway, Suite 225 Austin, Texas 78746
Registrant’s Sub-Adviser (Defender Fund)	Liquid Strategies, LLC 3550 Lenox Road, Suite 2550 Atlanta, Georgia 30326
Registrant’s Distributor	Quasar Distributors, LLC Three Canal Plaza, Suite 100 Portland, ME 04101

Item 34. Management Services

    Not applicable.

Item 35. Undertakings

    Not applicable.
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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 645 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 645 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 29th day of April, 2026.

Managed Portfolio Series

By: /s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer
President

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the 29th day of April, 2026.

	Signature	Title

	Robert J. Kern*	Trustee
Robert J. Kern

	David A. Massart*	Trustee
David A. Massart

	David M. Swanson*	Trustee
David M. Swanson

	/s/ Brian R. Wiedmeyer	President and Principal Executive Officer
Brian R. Wiedmeyer

	/s/ Benjamin Eirich	Treasurer, Principal Financial Officer and Principal Accounting Officer
Benjamin Eirich

*By:	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Attorney-In-Fact pursuant to Power of Attorney

11